Filed with the Securities and Exchange Commission on April 26, 2000

Registration No.  33-47976                   Investment Company Act No. 811-7260
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post-effective Amendment No. 14
                                       and
         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                Amendment No. 14


         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT E
                           (Exact Name of Registrant)

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                               (Name of Depositor)

                 ONE CORPORATE DRIVE, SHELTON, CONNECTICUT 06484
                   (Address of Depositor's Principal Offices)

                                 (203) 926-1888
                         (Depositor's Telephone Number)

                    M. PRISCILLA PANNELL, CORPORATE SECRETARY
                 One Corporate Drive, Shelton, Connecticut 06484
               (Name and Address of Agent for Service of Process)

                                    Copy To:


                            T. RICHARD KENNEDY, ESQ.
                                GENERAL COUNSEL
              One Corporate Drive, Shelton, CT 06484 (203) 925-6922


                Approximate Date of Proposed Sale to the Public:

                   May 1, 2000 or as soon as practicable after the effective date of this Registration Statement.

 It is proposed that this filing become effective: (check appropriate space)

    immediately upon filing pursuant to paragraph (b) of Rule 485
  X on May 1,2000 pursuant to paragraph (b) of rule 485
    60 days after filing pursuant to paragraph (a) (i) of rule 485 on __________ pursuant to paragraph (a) (i) of Rule 485
    75 days after filing pursuant to paragraph (a) (ii) of Rule 485 on __________ pursuant to paragraph (a)(ii) of Rule 485

 If appropriate,  check the following box:
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

====================================================================================================================================
        CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                                          Proposed               Proposed
                                                          Maximum                 Maximum
                                    Amount                Offering              Aggregate               Amount of
        Title of Securities          to be                 Price                 Offering             Registration
          to be Registered        Registered              Per Unit                 Price                   Fee
------------------------------------------------------------------------------------------------------------------------------------

American Skandia Life Assurance
 Corporation Annuity Contracts    Indefinite*            Indefinite*                                       $0
====================================================================================================================================

              *Pursuant to Rule 24f-2 of the Investment Company Act

     Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Investment Company Act Rule 24f-2. The Rule 24f-2 Notice for Registrant's fiscal year 1999 was filed within 90 days of the close of the fiscal year.
--------------------------------------------------------------------------------
Gal2

                  CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

              N-4 Item No.                                                                                        Prospectus Heading

1.            Cover Page                                                                                                  Cover Page

2.            Definitions                                                                                          Glossary of Terms

3.            Synopsis or Highlights                                               What are Some of the Key Features of the Annuity?
                                                                                               Summary of Contract, Fees and Charges

4.            Condensed Financial Information                                                  Condensed Financial Information About
                                                                                                                 Separate Accoount B

5.            General Description of Registrant, Depositor                                                  Who Is American Skandia?
              and Portfolio Companies                                                                    What Are Separate Accounts?

6.            Deductions                                                                        Investment Options, Fees and Charges

7.            General Description of Variable Annuity Contracts                                 Purchasing Your Annuity, Why Would I
                                                                                                    Choose to Purchase this Annuity?
                                                                                  What  are Some of the Key Features of the Annuity?

8.            Annuity Period                                                                            Managing Your Account Value,
                                                                                                             Access to Account Value

9.            Death Benefit                                                         What Triggers  the Payment of a  Death  Benefit?
                                                                       What Options are Available to my  Beneficiary  upon my Death?
                                                                                            When Do You Determine the Death Benefit?

10.           Purchases and Contract Value                                                               Managing Your Account Value

11.           Redemptions                                                           Access to Account Value, Valuing Your Investment

12.           Taxes                                                                                               Tax Considerations

13.           Legal Proceedings                                                                                    Legal Proceedings

14.           Table of Contents of the Statement of Additional Information                                     Available Information


                                                                                                                         SAI Heading

15.           Cover Page                                                                         Statement of Additional Information

16.           Table of Contents                                                                                    Table of Contents

17.           General Information and History                                             General Information About American Skandia

18.           Services                                                                                          Independent Auditors

19.           Purchase of Securities Being Offered                                           Noted in Prospectus under Managing Your
                                                                                                                       Account Value

20.           Underwriters                                                                        Principal Underwriter/Distribution

                                                          (Continued)


                                         CROSS REFERENCE SHEET PURSUANT TO RULE 495(a)

              N-4 Item No.                                                                                              SAI Headings

21.           Calculation of Performance Data                                                     How Performance Data is Calculated

22.           Annuity Payments                                                     Noted in Prospectus under Access to Account Value

23.           Financial Statements                                                                                        Appendix A


                                                                                                                      Part C Heading

24.           Financial Statements and Exhibits                                                                 Financial Statements
                                                                                                                        and Exhibits

25.           Directors and Officers of the Depositor                                            Noted in Prospectus under Executive
                                                                                                              Officers and Directors

26.           Persons Controlled by or Under                                                                Persons Controlled By or
              Common Control with the                                                                  Under Common Control with the
              Depositor or Registrant                                                                        Depositor or Registrant

27.           Number of Contractowners                                                                      Number of Contractowners

28.           Indemnification                                                                                        Indemnification

29.           Principal Underwriters                                                                          Principal Underwriters

30.           Location of Accounts and Records                                                                  Location of Accounts
                                                                                                                         and Records

31.           Management Services                                                                                Management Services

32.           Undertakings                                                                                              Undertakings



                                     AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                 One Corporate Drive, Shelton, Connecticut 06484


This Prospectus describes the Galaxy Variable Annuity, a flexible premium deferred annuity (the "Annuity") offered by American Skandia Life Assurance Corporation ("we", "our" or "us") exclusively to customers of Fleet Financial Group, Inc. and its affiliates. The Annuity may be offered as an individual annuity contract or as an interest in a group annuity. This Prospectus describes the important features of the Annuity and what you should consider before purchasing the Annuity. We have also filed a Statement of Additional Information that is available from us, without charge, upon your request. The contents of the Statement of Additional Information are described on page 34. The Annuity or certain of its investment options and/or features may not be available in all states. Various rights and benefits may differ between states to meet applicable laws and/or regulations. Certain terms are capitalized in this prospectus. Those terms are either defined in the Glossary of Terms or in the context of the particular section.


WHY WOULD I CHOOSE TO PURCHASE THIS ANNUITY?

This Annuity is frequently used for retirement planning. It may be used as an investment vehicle for an IRA, SEP-IRA, Roth IRA or Tax Sheltered Annuity (or 403(b)). It may also be used for other purposes that are not "qualified" investments. The Annuity allows you to invest your money in a number of variable investment options as well as in one or more fixed investment options. You are not taxed on any investment gains the Annuity earns until you make a withdrawal from the Annuity or begin to receive annuity payments. This feature, referred to as "tax-deferral", can be beneficial to the growth of your Account Value because money that would otherwise be needed to pay taxes on investment gains each year remains invested and can earn additional money. However, because the Annuity is designed for long-term retirement savings, a 10% penalty tax may be applied on withdrawals you make before you reach age 59 1/2.

WHAT ARE SOME OF THE KEY FEATURES OF THE ANNUITY?

|X| The Annuity is a "flexible premium deferred annuity." It is called "flexible premium" because you have considerable flexibility in the timing and amount of premium payments. Generally, investors "defer" receiving annuity payments until after an accumulation period.

|X| This Annuity currently offers both variable and fixed investment options however, fixed investment options were not offered on Annuities issued prior to March 30, 1994. If you allocate your Account Value to variable investment options, the value of your Annuity will vary daily to reflect the investment performance of the underlying investment options. Fixed investment options of different durations are offered that are guaranteed by us, but may have a Market Value Adjustment.

|X| The Annuity features two distinct phases - the accumulation period and the payout period. During the accumulation period your Account Value is allocated to one or more underlying investment options. The variable investment options, each a Sub-account of American Skandia Life Assurance Corporation Variable Account E, invest in an underlying mutual fund portfolio. Currently, portfolios of the Galaxy VIP Fund are being offered.


|X| During the payout period, commonly called "annuitization," you can elect to receive annuity payments (1) for life; (2) for life with a guaranteed minimum number of payments; (3) based on joint lives; (4) for a guaranteed number of payments; or other options we may make available.


|X| This Annuity offers a death benefit until age 85. On or after age 85, the death benefit is equal to the Account Value.

|X| There is no Contingent Deferred Sales Charge on surrenders or withdrawals. You can withdraw Account Value from your Annuity free of any charges.

|X| Transfers between investment options are tax-free. You may make twelve transfers each year free of charge. We also offer several programs that enable you to manage your Account Value as your financial needs and investment performance change.

--------------------------------------------------------------------------------
These annuities are NOT deposits or obligations of, or issued, guaranteed or endorsed by Fleet Bank or its affiliates, are NOT insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency. An investment in this annuity involves certain investment risks, including possible loss of principal.
--------------------------------------------------------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. PLEASE READ THIS PROSPECTUS AND THE CURRENT PROSPECTUS FOR THE UNDERLYING MUTUAL FUNDS. KEEP THEM FOR FUTURE REFERENCE.

                  FOR FURTHER INFORMATION CALL 1-800-444-3970.
Prospectus Dated: May 1, 2000
Statement of Additional Information Dated: May 1, 2000
GA-PROS- (05/2000)                                            PROGVAPROD(5/2000)

HOW DO I PURCHASE THIS ANNUITY?

We sell the Annuity through licensed, registered financial professionals. To purchase this Annuity you must be a customer of one or more subsidiaries of Fleet Financial Group, Inc. at the time the Annuity is issued. You must complete an application and submit a minimum initial purchase payment of $5,000. We may allow you to make a lower initial purchase payment provided that the purchase payments received in the first Annuity Year total at least $5,000. There is no age restriction to purchase the Annuity. However, the protection provided by the death benefit is limited on or after age 85.


================================================================================
American Skandia offers several different annuities which your financial professional may be authorized to offer to you. Each annuity has different features and benefits that may be appropriate for you based on your financial situation, your age and how you intend to use the annuity. The different features and benefits include variations in death benefit protection, the ability to access your annuity's account value and the charges that you will be subject to if you choose to surrender the annuity. The fees and charges may also be different between each annuity.

================================================================================

If you are purchasing the Annuity as a replacement for existing variable annuity or variable life coverage, you should consider any surrender or penalty charges you may incur when replacing your existing coverage and that this Annuity may be subject to a contingent deferred sales charge if you elect to surrender the Annuity or take a partial withdrawal. You should consider your need to access the annuity's account value and whether the annuity's liquidity features will satisfy that need.

Trustees of qualified retirement plans considering using this Annuity as a funding vehicle for such plans should consult with counsel when evaluating the annuity's benefits and costs. In addition, if you are purchasing this Annuity as an Individual Retirement Annuity or Tax Sheltered Annuity, you should discuss with your financial professional how the benefits and costs of this annuity will fit within your overall financial plan.

                               Mailing Addresses:

                   New Business/Additional Purchase Payments:

                   American Skandia Life Assurance Corporation
                                  P.O. Box 7040
                            Bridgeport, CT 06601-7040

                               Exchange Paperwork:

                   American Skandia Life Assurance Corporation
                                  P.O. Box 7039
                            Bridgeport, CT 06601-7039

                            All other correspondence:

                   American Skandia Life Assurance Corporation
                                  P.O. Box 7038
                            Bridgeport, CT 06601-7038

                             Express/Overnight Mail:

                   American Skandia Life Assurance Corporation
                              Three Corporate Drive
                                Shelton, CT 06484

TABLE OF CONTENTS

GLOSSARY OF TERMS..................................................................................................................5

SUMMARY OF CONTRACT FEES AND CHARGES...............................................................................................6

EXPENSE EXAMPLES...................................................................................................................7

INVESTMENT OPTIONS.................................................................................................................8

   WHAT ARE THE INVESTMENT OBJECTIVES, POLICIES AND EXPENSES OF THE PORTFOLIOS?....................................................8
   WHAT ARE THE FIXED INVESTMENT OPTIONS?..........................................................................................9

FEES AND CHARGES...................................................................................................................9

   WHAT ARE THE CONTRACT FEES AND CHARGES?.........................................................................................9
   WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?..................................................................10
   WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?...................................................................................10
   WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYOUT?..............................................................................10

PURCHASING YOUR ANNUITY...........................................................................................................11

   WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?..........................................................................11

MANAGING YOUR ANNUITY.............................................................................................................11

   MAY I CHANGE THE PARTICIPANT, ANNUITANT AND BENEFICIARY DESIGNATIONS?..........................................................11
   MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?..................................................................................11
   MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?.......................................................................................12
   MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?...................................................................12
   MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?...............................................................12

MANAGING YOUR ACCOUNT VALUE.......................................................................................................12

   HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?...................................................................................12
   ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS?.....................................................12
   DO YOU OFFER DOLLAR COST AVERAGING?............................................................................................13
   DO YOU OFFER A PROGRAM TO BALANCE FIXED AND VARIABLE INVESTMENTS?..............................................................13
   MAY I AUTHORIZE MY FINANCIAL REPRESENTATIVE TO MANAGE MY ACCOUNT?..............................................................13
   HOW DO THE FIXED INVESTMENT OPTIONS WORK?......................................................................................14
   HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?..............................................................................14
   HOW DOES THE MARKET VALUE ADJUSTMENT WORK?.....................................................................................14
   WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?.................................................................................15

ACCESS TO ACCOUNT VALUE...........................................................................................................16

   WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?...............................................................................16
   ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?..................................................................................16
   CAN I WITHDRAW A PORTION OF MY ANNUITY?........................................................................................16
   CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD?...............................................16
   WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM?.............................................................16
   CAN I SURRENDER MY ANNUITY FOR ITS VALUE?......................................................................................17
   WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?........................................................17
   HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?...........................................................................17
   HOW ARE ANNUITY PAYMENTS CALCULATED?...........................................................................................17

DEATH BENEFIT.....................................................................................................................18

   WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?..................................................................................18

VALUING YOUR INVESTMENT...........................................................................................................18

   HOW IS MY ACCOUNT VALUE DETERMINED?............................................................................................18
   WHAT IS THE SURRENDER VALUE OF MY ANNUITY?.....................................................................................19
   HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?....................................................................................19
   HOW DO YOU VALUE FIXED ALLOCATIONS?............................................................................................19
   WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?....................................................................................19

TAX CONSIDERATIONS................................................................................................................19

   WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?.....................................
   HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?............................................
   IN GENERAL, HOW ARE ANNUITIES TAXED?.................................................................
   HOW ARE DISTRIBUTIONS TAXED?.........................................................................
   WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?.........
   HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?................................................
   GENERAL TAX CONSIDERATIONS...........................................................................

GENERAL INFORMATION...............................................................................................................25

   HOW WILL I RECEIVE STATEMENTS AND REPORTS?.....................................................................................25
   WHO IS AMERICAN SKANDIA?.......................................................................................................25
   WHAT ARE SEPARATE ACCOUNTS?....................................................................................................25
   WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?...........................................................................26
   WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?.........................................................................27
   AVAILABLE INFORMATION..........................................................................................................28
   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE................................................................................28
   HOW TO CONTACT US..............................................................................................................28
   INDEMNIFICATION................................................................................................................29
   LEGAL PROCEEDINGS..............................................................................................................29
   EXECUTIVE OFFICERS AND DIRECTORS...............................................................................................29
   CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION............................................................................33

APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA..........................................................................1
   AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF....................................................................................1
   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION.....................................................................................1

APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT E..............................................................1

                                GLOSSARY OF TERMS

Many terms used within this Prospectus are described within the text where they appear. The description of those terms are not repeated in this Glossary of Terms.


Account Value: The value of each allocation to a Sub-account or a Fixed Allocation prior to the Annuity Date, plus any earnings, and/or less any losses, distributions and charges. The Account Value is calculated before we assess any applicable Annual Maintenance Fee. The Account Value is determined separately for each Sub-account and for each Fixed Allocation, and then totaled to determine Account Value for your entire Annuity. The Account Value of each Fixed Allocation on other than its Maturity Date may be calculated using a market value adjustment.


Annuity Date: The date you choose for annuity payments to commence. There may be a maximum Annuity Date in certain states.

Annuity Year: A 12-month period commencing on the Issue Date of the Annuity and each successive 12-month period thereafter.

Code: The Internal Revenue Code of 1986, as amended from time to time.

Fixed Allocation: An allocation of Account Value that is to be credited a fixed rate of interest for a specified Guarantee Period during the accumulation period.

Guarantee Period: A period of time during the accumulation period where we credit a fixed rate of interest on a Fixed Allocation.

Interim Value: As of any particular date, the initial value allocated to the Fixed Allocation plus all interest credited to the Fixed Allocation as of the date calculated, less any transfers or withdrawals from the Fixed Allocation.

Issue Date: The effective date of your Annuity.

MVA: A market value adjustment used in the determination of Account Value of each Fixed Allocation on a day other than such Fixed Allocation's Maturity Date.

Owner/Participant: With an Annuity issued as an individual annuity contract, the Owner is either an eligible entity or person named as having ownership rights in relation to the Annuity. With an Annuity issued as a certificate under a group annuity contract, the "Owner" refers to the person or entity who has the rights and benefits designated as to the "Participant" in the certificate.

Surrender Value: The value of your Annuity available upon surrender prior to the Annuity Date. It equals the Account Value as of the date we price the surrender minus any applicable Annual Maintenance Fee.

Unit: A measure used to calculate your Account Value in a Sub-account during the accumulation period.

Valuation Day: Every day the New York Stock Exchange is open for trading or any other day the Securities and Exchange Commission requires mutual funds or unit investment trusts to be valued.

SUMMARY OF CONTRACT FEES AND CHARGES

Below is a summary of the fees and expenses we charge for the Annuity. Some charges are assessed against your Annuity while others are assessed against assets allocated to the variable investment options. The charges that are assessed against the Annuity include the Set-Up Fee, Annual Maintenance Fee, Transfer Fee and the Tax Charge. The charge that is assessed against the variable investment options is the Insurance Charge, which is the combination of a mortality and expense risk charge and a charge for administration of the Annuity. Each portfolio of the Galaxy VIP Fund assesses a charge for investment management and for other expenses. The prospectus for the Galaxy VIP Fund provides more detailed information about the expenses for the underlying funds. In certain states, a premium tax charge may be applicable. All of these fees and expenses are described in more detail within this Prospectus.

------------------------------------------------------------------------------------------------------------------------------------
                            Your Transaction Expenses

------------------------------------------------------------------------------------------------------------------------------------
------------------------------- ----------------------------------------------------------------- ----------------------------------
                                Amount Deducted/

         Fee/Expense                                 Description Of Charge                                    When Deducted

------------------------------- ----------------------------------------------------------------- ----------------------------------
------------------------------- ----------------------------------------------------------------- ----------------------------------
Contingent Deferred Sales                                                                            There is no Contingent Deferred
Charge                                                   Not Applicable                         Sales Charge deducted upon surrender
The charge is a percentage of                                                                                 or withdrawal
each applicable purchase
payment

------------------------------- ------------------------------------------------------------- --------------------------------------
------------------------------- ------------------------------------------------------------- --------------------------------------
Annual Maintenance Fee                       Smaller of $30 or 2% of Account Value                     Annually on the contract's
                                      (Only applicable if Account Value is under $50,000)        anniversary date or upon surrender
------------------------------- ------------------------------------------------------------- --------------------------------------

Transfer Fee                                                 $10.00                             After the 12th transfer each annuity
                                                                                                                  year

------------------------------- ------------------------------------------------------------- --------------------------------------
------------------------------- ------------------------------------------------------------- --------------------------------------
Tax Charge                         Depends on the requirements of the applicable jurisdiction                    Various

------------------------------- --------------------------------------------------------------- ------------------------------------
------------------------------- ----------------------------------------------------------------- ----------------------------------
Set-Up Fee                          $25.00 if initial Purchase Payment is less than $10,000                    Upon Issue
------------------------------- ----------------------------------------------------------------- ----------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                  Annual Expenses of the Sub-Accounts
                                 (as a percentage of the average daily net assets of the Sub-accounts)
------------------------------- ----------------------------------------------------------------- ----------------------------------
Mortality & Expense Risk
Charge                                                       0.40%
                                                                                                                  Daily

Administration Charge                                        0.15%

Total  Annual  Expenses of the          0.55% per year of the value of each Sub-account              Applies to Variable Investment
Sub-accounts*                                                                                                 Options only
------------------------------- ------------------------------------------------------------- --------------------------------------
* The  combination of the Mortality and Expense Risk Charges and  Administration
Charge is referred to as the "Insurance Charge" elsewhere in this prospectus.

------------------------------------------------------------------------------------------------------------------------------------
                                           Underlying Mutual Fund Portfolio Annual Expenses
                               (as a percentage of the average net assets of the underlying Portfolios)
------------------------------------------------------------------------------------------------------------------------------------

Below are the investment management fee, other expenses, and the total annual expenses for each underlying Portfolio as of December 31, 1999. The total annual expenses are the sum of the investment management fee and other expenses. Each figure is stated as a percentage of the underlying Portfolio's average daily net assets. For certain of the underlying Portfolios, a portion of the management fee is being waived and/or other expenses are being partially reimbursed. "N/A" indicates that no portion of the management fee and/or other expenses is being waived and/or reimbursed. The underlying mutual fund portfolio information was provided by the underlying mutual funds and has not been independently verified by us. See the prospectuses or statements of additional information of the underlying Portfolios for further details.

  ------------------------------------------- ----------------- ---------------- ---------------- ---------------- ----------------

                                                 Management          Other        Total Annual      Fee Waivers      Net Annual
             UNDERLYING PORTFOLIO                   Fees           Expenses         Portfolio      and Expense          Fund
                                                                                    Operating     Reimbursement      Operating
                                                                                    Expenses                          Expenses

  ------------------------------------------- ----------------- ---------------- ---------------- ---------------- ----------------
  The Galaxy VIP Fund:

    Money Market                                   0.40%             0.42%            0.82%            0.41%            0.41%
    Equity                                         0.75%             0.21%            0.96%            0.00%            0.96%
    High Quality Bond                              0.55%             0.48%            1.03%            0.39%            0.64%
    Asset Allocation                               0.75%             0.27%            1.02%            0.00%            1.02%
  ------------------------------------------- ----------------- ---------------- ---------------- ---------------- ----------------


EXPENSE EXAMPLES

These examples are designed to assist you in understanding the various costs and expenses you will incur with the Annuity over certain periods of time based on specific assumptions. The examples reflect expenses of our Sub-accounts, as well as those of the underlying mutual fund portfolios. The Securities and Exchange Commission ("SEC") requires these examples.

The examples shown assume that: (a) you only allocate Account Value in the Sub-accounts; (b) fees and expenses remain constant; (c) you make no withdrawals of Account Value during the period shown; (d) you make no transfers, withdrawals, surrender or other transaction that we charge a fee during the period shown; (e) no tax charge applies; and (f) the expenses throughout the period for the underlying mutual fund portfolios will be the "Net Annual Fund Operating Expenses", as shown above in the section entitled "Underlying Mutual Fund Portfolio Annual Expenses."

THE  EXAMPLES  ARE  ILLUSTRATIVE   ONLY  -  THEY  SHOULD  NOT  BE  CONSIDERED  A
REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE UNDERLYING MUTUAL FUNDS OR THEIR PORTFOLIOS - ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

------------------------------------------------------------------------------------------------------------------------------------
                                                                  Expense Examples
                                                  (amounts shown are rounded to the nearest dollar)
------------------------------------------------------------------------------------------------------------------------------------

Whether or not you surrender your Annuity at the end of the applicable time period or begin taking annuity payments at such time, you would pay the following expenses on a $1,000 investment, assuming 5% annual return on assets:

                                        ------------------------------------------ ------- -----------------------------------------
                             If your  initial  Purchase  Payment is at least      If your initial Purchase Payment is at least
                             $10,000, so that the set-up fee does not apply,      $10,000, so that the set-up fee does not apply,
                             and at the end of each period shown your Account     and at the end of each period shown your Account
                             Value is $50,000 or higher, so that the maintenance  Value is below $50,000, so that the maintenance
                             fee does not apply:                                  fee applies:
                                       ------------------------------------------- ------- -----------------------------------------


                                        After:                                             After:
------------------------------------------------------------------------------------------------------------------------------------
--------------------------------------- --------- ---------- --------- ---------- ------- ---------- --------- ---------- ----------
Sub-Account:                              1 Year    3 Years    5 Years   10 Years           1 Year     3 Years   5 Years    10 Years
--------------------------------------- --------- ---------- --------- ---------- ------- ---------- --------- ---------- ----------
GAL Money Market                              10        31         55        120                11         35        62         133
GAL Equity                                    15        48         82        180                17         52        90         194
GAL High Quality Bond                         12        38         66        145                13         42        73         158
GAL Asset Allocation                          16        49         85        187                18         54        93         201
--------------------------------------- --------- ---------- --------- ---------- ------- ---------- --------- ---------- ----------

                                    --------------------------------------------
                                         If your  initial  Purchase  Payment  is
                                         below  $10,000,  so that the set-up fee
                                         applies,  and at the end of each period
                                         shown  your  Account   Value  is  below
                                         $50,000,  so that the  maintenance  fee
                                         applies:

                                    --------------------------------------------
                                   After:

-------------------------------------- --------- ---------- --------- ----------
Sub-Account:                             1 Year    3 Years    5 Years   10 Years
-------------------------------------- --------- ---------- --------- ----------
GAL Money Market                             19        50         83        173
GAL Equity                                   25        67        111        231
GAL High Quality Bond                        21        57         95        197
GAL Asset Allocation                         26        69        114        238
-------------------------------------- --------- ---------- --------- ----------


INVESTMENT OPTIONS

WHAT ARE THE INVESTMENT OBJECTIVES, POLICIES AND EXPENSES OF THE PORTFOLIOS?

Each variable investment option is a Sub-account of American Skandia Life Assurance Corporation Variable Account E (see "What are Separate Accounts" for more detailed information.) Each Sub-account invests exclusively in one Portfolio of the Galaxy VIP Fund. You should carefully read the prospectus for any Portfolio in which you are interested. The following chart classifies each of the Portfolios based on our assessment of their investment style (as of the date of this Prospectus). The chart also provides a short description of each Portfolio's investment objective (in italics) and a short, summary description of their key policies to assist you in determining which Portfolios may be of interest to you. The investment advisor of the Galaxy VIP Fund, Fleet Investment Advisors, Inc., is a subsidiary of Fleet Financial Group, Inc.


Some of the Portfolios available as Sub-accounts under the Annuity are managed by the same portfolio advisor or sub-advisor as a retail mutual fund that the Portfolio may have been modeled after at the Portfolio's inception. Certain retail mutual funds may also have been modeled after a Portfolio. While the investment objective and policies of the funds may be substantially similar, the actual investments made by the funds will differ to varying degrees. Differences in the performance of the funds can be expected, and in some cases could be substantial. Details about the investment objectives, policies, risks, costs and management of the Portfolios are found in the prospectus of the Galaxy VIP Fund. There is no guarantee that any underlying mutual fund portfolio will meet its investment objective.


Please refer to Appendix B for certain required financial information related to the historical performance of the Sub-accounts.


----------------------------     ---------------------------------------------------------------------------------------------------
                                                                                            PORTFOLIO
            STYLE/                         INVESTMENT OBJECTIVES/POLICIES                     ADVISOR/
             TYPE                                                                           SUB-ADVISOR
------------------------------  ----------------------------------------------------------------------------------------------------
------------------------------  ----------------------------------------------------------------------------------------------------
   CAPITAL          GAL VIP  Money  Market:  seeks  as high a level  of  current        Fleet Investment
PRESERVATION        income as is  consistent  with  liquidity  and  stability of         Advisors, Inc.
                    principal.  The Portfolio invests in a diversified portfolio of money market  instruments,  including  commercial  paper, notes and bonds  issued  by U.S.  corporations,  obligations
                    issued  by  the  U.S.   Government   and  its  agencies  and
                    instrumentalities,   and  obligations  issued  by  U.S.  and
                    foreign  banks,   such  as  certificates  of  deposit.   The
                    Portfolio  also invests in repurchase  agreements  backed by
                    U.S. Government obligations.
 ---------- ------------------------------------------------------------------------------------------------ -----------------------
LONG-TERM BOND      GAL VIP High  Quality  Bond:  seeks a high  level of current        Fleet Investment
                    income   consistent  with  prudent  risk  of  capital.   The         Advisors, Inc.
                    Portfolio  invests   primarily  in  obligations   issued  or
                    guaranteed  by  the  U.S.   Government,   its  agencies  and
                    instrumentalities,  as well as in corporate debt obligations such as notes and  bonds.  The  Portfolio  also  invests  in asset-backed  and  mortgage-backed  securities  and in money market  instruments,  such  as  commercial  paper  and  bank obligations.
------------------------------------------------------------------------------------------------------------------------------------
ASSET               GAL VIP  Asset  Allocation:  seeks a high  total  return  by        Fleet Investment
ALLOCATION          providing  both a current  level of income  that is  greater         Advisors, Inc.
                    than that produced by the popular  stock market  averages as well as  long-term  growth in the  value of the  Portfolio's assets.  The Portfolio aims to provide income that is higher than the average income  provided by stocks  included in the popular  stock market  averages.  The  Portfolio  also seeks long-term growth in the value of its assets.  Fleet attempts to achieve  these  goals and reduce risk by  allocating  the
                    Portfolio's assets among short-term debt securities,  common stocks,  preferred  stocks and bonds.  The Portfolio seeks a mix of stocks and bonds that will  produce  both  income and long-term capital growth.
------------------------------  ----------------------------------------------------------------------------------------------------
LARGE CAP EQUITY    GAL VIP  Equity:  seeks  long-term  growth by  investing  in        Fleet Investment
                    companies that the Portfolio's  investment  adviser believes         Advisors, Inc.
                    have  above-average   earnings   potential.   The  Portfolio
                    normally  invests  at least  75% of its  total  assets  in a broadly diversified portfolio of equity securities issued by
                    U.S. companies,  primarily common stocks and securities that can be converted into common stocks.  The Portfolio normally invests  at least  65% of its  total  assets  in the  common stocks of U.S.  companies with large market  capitalizations
                    (generally   over  $2  billion)  that  have   prospects  for
                    above-average growth and dividends.
------------------------------  ----------------------------------------------------------------------------------------------------


WHAT ARE THE FIXED INVESTMENT OPTIONS?

We offer fixed investment options of different durations during the accumulation phase. These "Fixed Allocations" earn a guaranteed fixed rate of interest for a specified period of time, called the "Guarantee Period." In most states, we offer Fixed Allocations with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. We guarantee the fixed rate for the entire Guarantee Period. However, if you withdraw or transfer Account Value before the end of the Guarantee Period, we will adjust the value of your withdrawal or transfer based on a formula, called a "Market Value Adjustment." The Market Value Adjustment can either be positive or negative, depending on the rates that are currently being credited on Fixed Allocations. Please refer to the section entitled "How does the Market Value Adjustment Work?" for a description of the formula along with examples of how it is calculated. You may allocate Account Value to more than one Fixed Allocation at a time.

FEES AND CHARGES

WHAT ARE THE CONTRACT FEES AND CHARGES?

Set-Up Fee: We deduct a Set-Up Fee if your initial Purchase Payment is less than $10,000.

We may reduce or eliminate the amount of the Set-Up Fee when Annuities are sold to individuals or a group of individuals in a manner that reduces our costs. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by a Participant; (c) the amount of Purchase Payments; and/or (d) other transactions where the set-up expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we eliminate or reduce the Set-Up Fee.

Contingent Deferred Sales Charge: There is no Contingent Deferred Sales Charge applied if you surrender your Annuity or make a partial withdrawal.

Annual Maintenance Fee: During the accumulation period we deduct an Annual Maintenance Fee. The Annual Maintenance Fee is $30.00 or 2% of your Account Value invested in the variable investment options, whichever is less. This fee will be deducted annually on the anniversary of the Issue Date of your Annuity or, if you surrender your Annuity during the Annuity Year, the fee is deducted at the time of surrender. The Annual Maintenance Fee is only deducted if your Account Value is less than $50,000 on the anniversary of the Issue Date or at the time of surrender. We may increase the Annual Maintenance Fee. However, any increase will only apply to Annuities issued after the date of the increase.

We may reduce or eliminate the amount of the Annual Maintenance Fee when Annuities are sold to individuals or a group of individuals in a manner that reduces our maintenance expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Participant;
(c) the amount of Purchase Payments; and/or (d) other transactions where maintenance expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we eliminate or reduce the Annual Maintenance Fee.


Transfer Fee: You may make twelve (12) free transfers between investment options each Annuity Year. We will charge $10.00 for each transfer after the twelfth in each Annuity Year. We do not consider transfers made as part of a dollar cost averaging program when we count the twelve free transfers. Transfers made as part of a rebalancing, market timing or third party investment advisory service will be subject to the twelve-transfer limit. However, all transfers made on the same day will be treated as one (1) transfer. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the Transfer Fee and are not counted toward the twelve free transfers. We may allow a higher number of transfers each Annuity Year without charging a Transfer Fee or may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.


Tax Charges: Several states and some municipalities charge premium taxes or similar taxes. The amount of tax will vary from jurisdiction to jurisdiction and is subject to change. The tax charge currently ranges up to 3 1/2%. We generally will deduct the amount of tax payable at the time the tax is imposed, but may also decide to deduct tax charges from each Purchase Payment at the time of a withdrawal or surrender of your Annuity or at the time you elect to begin receiving annuity payments. We may assess a charge against the Sub-accounts and the Fixed Allocations equal to any taxes which may be imposed upon the separate accounts.

WHAT CHARGES APPLY SOLELY TO THE VARIABLE INVESTMENT OPTIONS?

Insurance Charge: We deduct an Insurance Charge daily against the average daily assets allocated to the Sub-accounts. The charge is equal to 0.55% on an annual basis. This charge is for insurance benefits, including the Annuity's death benefit that provides guaranteed benefits to your beneficiary even if the market declines and the risk that persons we guarantee annuity payments to will live longer than our assumptions. The charge also covers administrative costs associated with providing the Annuity benefits, including preparation of the contract, confirmation statements, annual account statements and annual reports, legal and accounting fees as well as various related expenses. Finally, the charge covers the risk that our assumptions about the administrative and non-mortality expenses under this Annuity are incorrect. The Insurance Charge is not deducted against assets allocated to a fixed investment option. We may increase the portion of the Insurance Charge for administrative costs. However, any increase will only apply to Annuities issued after the date of the increase.

We may reduce the portion of the Insurance Charge for administrative costs when Annuities are sold to individuals or a group of individuals in a manner that reduces our administrative expenses. We would consider such factors as: (a) the size and type of group; (b) the number of Annuities purchased by an Participant;
(c) the amount of Purchase Payments; and/or (d) other transactions where administration expenses are likely to be reduced. We will not discriminate unfairly between Annuity purchasers if and when we reduce the portion of the Insurance Charge attributed to the charge covering administrative costs.

WHAT CHARGES APPLY TO THE FIXED ALLOCATIONS?

We take into consideration mortality, expense, administration, profit and other factors in determining the interest rates we credit to Fixed Allocations. No specific fee or expenses are deducted when determining the rate we credit. Any Tax Charge applies to amounts that are taken from the variable investment options or the Fixed Allocations. A Market Value Adjustment may also apply to transfers, certain withdrawals or surrender from a Fixed Allocation.


WHAT CHARGES APPLY IF I CHOOSE AN ANNUITY PAYOUT?
In certain states a tax is due if and when you exercise your right to receive periodic annuity payments. The amount payable will depend on the applicable jurisdiction and on the annuity payment option you select. If you select an option that guarantees payment for life, then the payment amount also will depend on your age and, where permitted by law, your gender. In all cases, the amount of each payment will depend on the Account Value of your Annuity when you elect to begin annuity payments.


PURCHASING YOUR ANNUITY

WHAT ARE OUR REQUIREMENTS FOR PURCHASING THE ANNUITY?


Initial Purchase Payment: To purchase this Annuity, you must be a customer of one or more subsidiaries of Fleet Financial Group, Inc. at the time the Annuity is issued. You must make a minimum initial Purchase Payment of $5,000. However, if you decide to make payments under a systematic investment or "bank drafting" program, we will accept a lower initial Purchase Payment provided that, within the first Annuity Year, you make at least $5,000 in total Purchase Payments. We must approve any Purchase Payment in excess of $500,000.

Age Restrictions: There is no age restriction to purchase the Annuity. However, the protection provided by the Death Benefit is limited on or after age 85. You should consider your need to access the value in your contract and whether the annuity's liquidity features will satisfy that need. If you take a distribution prior to age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain.


Participant, Annuitant and Beneficiary Designations: On your Application, we will ask you to name the Participant(s), Annuitant and one or more Beneficiaries for your Annuity.

|X| Participant: The Participant(s) holds all rights under the Annuity. You may name more than one Participant in which case all ownership rights are held jointly. However, this Annuity does not provide a right of survivorship. Refer to the Glossary of Terms for a complete description of the term "Participant."


|X| Annuitant: The Annuitant is the person we agree to make annuity payments to and upon whose life we continue to make such payments. You must name an Annuitant who is a natural person. We do not accept a designation of joint Annuitants during the accumulation period. Where allowed by law, you may name one or more Contingent Annuitants. A Contingent Annuitant will become the Annuitant if the Annuitant dies before the Annuity Date.


|X| Beneficiary: The Beneficiary is the person(s) or entity you name to receive the death benefit. If no beneficiary is named the death benefit will be paid to you or your estate.

You should seek competent tax advice on the income, estate and gift tax implications of your designations.

MANAGING YOUR ANNUITY

MAY I CHANGE THE PARTICIPANT, ANNUITANT AND BENEFICIARY DESIGNATIONS?
You may change the Participant, Annuitant and Beneficiary designations by sending us a request in writing. Where allowed by law, such changes will be subject to our acceptance. Some of the changes we will not accept include, but are not limited to:

|X| a new Participant subsequent to the death of the Participant or the first of any joint Participants to die, except where a spouse-Beneficiary has become the Participant as a result of a Participant's death;
|X| a new Participant or Annuitant who does not meet our then current underwriting guidelines;


|X|  a new Annuitant subsequent to the Annuity Date;


|X| a new Annuitant prior to the Annuity Date if the Annuity is owned by an entity; and
|X| a change in Beneficiary if the Participant had previously made the designation irrevocable.

Spousal Participants/Spousal Beneficiaries

If an Annuity is owned jointly by spouses, the death benefit will be payable upon the death of the first spouse. However, if the sole primary Beneficiary is designated as one of the following:

|X|  "surviving spouse";

|X|  each spouse named individually upon the death of the other; or

|X| a designation which we, in our sole discretion, determine to be of similar intent; then upon the death of either Participant, the surviving spouse may elect to be treated as the Participant and continue the Annuity, subject to its existing terms and conditions, instead of taking the Death Benefit.

MAY I RETURN THE ANNUITY IF I CHANGE MY MIND?
(The right to return the Annuity is referred to as the "free-look" right or "right to cancel.")

If after purchasing your Annuity you change your mind and decide that you do not want it, you may return it to us within a certain period of time known as a free-look period. Depending on the state in which you purchased your Annuity, the free-look period may be ten (10) days, twenty-one (21) days or longer, measured from the time that you received your Annuity. If you free-look your Annuity, we will refund your current Account Value plus any tax charge deducted. This amount may be higher or lower than your original Purchase Payment. Certain states require that we return your current Account Value or the amount of your initial Purchase Payment, whichever is greater. The same rule applies to an Annuity that is purchased as an IRA. In those states where we are required to return the greater of your Purchase Payment or Account Value, we will allocate your Account Value to the GAL Money Market Sub-account during the free-look period and for a reasonable additional amount of time to allow for delivery of your Annuity.

MAY I MAKE ADDITIONAL PURCHASE PAYMENTS?


The minimum amount that we accept as an additional Purchase Payment is $500 unless you participate in bank drafting or a periodic purchase payment program. We will allocate any additional Purchase Payments you make according to your most recent allocation instructions, unless you request new allocations when you submit a new Purchase Payment.


MAY I MAKE SCHEDULED PAYMENTS DIRECTLY FROM MY BANK ACCOUNT?
You can make additional Purchase Payments to your Annuity by authorizing us to deduct money directly from your bank account and applying it to your Annuity. This type of program is often called "bank drafting". Purchase Payments made through bank drafting may only be allocated to the variable investment options. Bank drafting allows you to invest in an Annuity with a lower initial Purchase Payment, as long as you authorize payments that will equal at least $5,000 during the first 12 months of your Annuity. We may suspend or cancel bank drafting privileges if sufficient funds are not available from the applicable financial institution on any date that a transaction is scheduled to occur.

MAY I MAKE PURCHASE PAYMENTS THROUGH A SALARY REDUCTION PROGRAM?
These types of programs are only available with certain types of plans. If your employer sponsors such a program, we may agree to accept periodic Purchase Payments through a salary reduction program as long as the allocations are made only to variable investment options and the periodic Purchase Payments received in the first year total at least $5,000. The minimum additional Purchase Payment you may make through a salary reduction program is $50.

MANAGING YOUR ACCOUNT VALUE

HOW AND WHEN ARE PURCHASE PAYMENTS INVESTED?

(See "Valuing Your Investment" for a description of our procedure for pricing initial and subsequent Purchase Payments.)

Initial Purchase Payment: Once we accept your application, we invest your net Purchase Payment in the Annuity. The net Purchase Payment is your initial Purchase Payment minus any tax charges that may apply and any applicable set-up fee. On your application we ask you to provide us with instructions for allocating your Account Value. You can allocate Account Value to one or more variable investment options or Fixed Allocations. In those states where we are required to return your Purchase Payment if you elect to "free-look" your Annuity, we initially allocate all amounts that you choose to allocate to the variable investment options to the GAL Money Market Sub-account. At the end of the "free-look" period we will reallocate your Account Value according to your most recent allocation instructions. Where permitted by law, we will allocate your Purchase Payments according to your initial instructions, without temporarily allocating to the GAL Money Market Sub-account. To do this, we will ask that you execute our form called a "return waiver" that authorizes us to allocate your Purchase Payment to your chosen Sub-accounts immediately. If you submit the "return waiver" and then decide to return your Annuity during the free-look period, you will receive your current Account Value which may be more or less than your initial Purchase Payment (see "May I Return the Annuity if I Change my Mind?").

Subsequent Purchase Payments: We will allocate any additional Purchase Payments you make according to your current allocation instructions. We assume that your current allocation instructions are valid for subsequent Purchase Payments until you make a change to those allocations or request new allocations when you submit a new Purchase Payment.

ARE THERE RESTRICTIONS OR CHARGES ON TRANSFERS BETWEEN INVESTMENT OPTIONS? During the accumulation period you may transfer Account Value between investment options. Transfers are not subject to taxation. We currently limit the number of Sub-accounts you can invest in at any one time to twenty (20). However, you can invest in an unlimited number of Fixed Allocations. We may require a minimum of $500 in each Sub-account you allocate Account Value to at the time of any allocation or transfer. If you request a transfer and, as a result of the transfer, there would be less than $500 in the Sub-account, we may transfer the remaining Account Value in the Sub-account pro rata to the other investment options to which you transferred.


We will charge $10.00 for each transfer after the twelfth (12th) in each Annuity Year, including transfers made as part of any rebalancing, market timing, asset allocation or similar program which you have authorized. Transfers made as part of a dollar cost averaging program do not count toward the twelve free transfer limit. Renewals or transfers of Account Value from a Fixed Allocation at the end of its Guarantee Period are not subject to the transfer charge. We may allow a higher number of transfers each Annuity Year without charging a Transfer Fee or may eliminate the Transfer Fee for transfer requests transmitted electronically or through other means that reduce our processing costs.


We reserve the right to limit the number of transfers in any Annuity Year for all existing or new Participants. We also reserve the right to limit the number of transfers in any Annuity Year or to refuse any transfer request for an Participant or certain Participants if: (a) we believe that excessive trading or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the Portfolios; or (b) we are informed by one or more of the Portfolios that the purchase or redemption of shares must be restricted because of excessive trading or a specific transfer or group of transfers is deemed to have a detrimental effect on the share prices of affected Portfolios. Without limiting the above, the most likely scenario where either of the above could occur would be if the aggregate amount of a trade or trades represented a relatively large proportion of the total assets of a particular Portfolio. Under such a circumstance, we will process transfers according to our rules then in effect and provide notice if the transfer request was denied. If a transfer request is denied, a new transfer request may be required.

DO YOU OFFER DOLLAR COST AVERAGING?

Yes. We offer Dollar Cost Averaging during the accumulation period. Dollar Cost Averaging allows you to systematically transfer an amount each month from one investment option to one or more other investment options. You can choose to transfer earnings only, principal plus earnings or a flat dollar amount. Dollar Cost Averaging allows you to invest regularly each month, regardless of the current unit value (or price) of the Sub-account(s) you invest in. This enables you to purchase more units when the market price is low and fewer units when the market price is high. This may result in a lower average cost of units over time. However, there is no guarantee that Dollar Cost Averaging will result in a profit or protect against a loss in a declining market.

You must have a minimum Account Value of at least $25,000 to enroll in a Dollar Cost Averaging program.

You  can  Dollar  Cost  Average  from  variable   investment  options  or  Fixed
Allocations. Dollar Cost Averaging from Fixed Allocations is subject to a number of rules that include, but are not limited to the following:

|X| You may only use Fixed Allocations with Guarantee Periods of 1, 2 or 3 years.
|X| You may only Dollar Cost Average earnings or principal plus earnings. If transferring principal plus earnings, the program must be designed to last the entire Guarantee Period for the Fixed Allocation.
|X| Dollar Cost Averaging transfers from Fixed Allocations are not subject to a Market Value Adjustment.

DO YOU OFFER A PROGRAM TO BALANCE FIXED AND VARIABLE INVESTMENTS?
Some investors wish to invest in the variable investment options but also wish to protect a portion of their investment from market fluctuations. We offer a balanced investment program where a portion of your Purchase Payment is allocated to a Fixed Allocation for a Guarantee Period that you select and the remaining Account Value is allocated to the variable investment options that you select. The amount that we allocate to the Fixed Allocation is the amount that will grow to a specific "principal amount" such as your initial Purchase Payment. We determine the amount based on the rates then in effect for the Guarantee Period you choose. If no amounts are transferred or withdrawn from the Fixed Allocation, at the end of the Guarantee Period, it will have grown to equal the "principal amount". The remaining Account Value that was not allocated to the Fixed Allocation can be allocated to any of the Sub-accounts that you choose. Account Value allocated to the variable investment options is subject to market fluctuations and may increase or decrease in value.

Example


Assume you have $100,000 to invest. You choose to allocate a portion of your Account Value to a Fixed Allocation with a 10-year Guarantee Period. The rate for the 10-year Guarantee Period is 6.13%*. Based on the chosen Guarantee Period and interest rate, the factor for determining how much of your Account Value can be allocated to the Fixed Allocation is 0.551593. That means that $55,159 will be allocated to the Fixed Allocation and the remaining Account Value ($44,841) will be allocated to the variable investment options. Assuming that you do not make any withdrawals from the Fixed Allocation, it will grow to $100,000 at the end of the Guarantee Period. Of course we cannot predict the value of the remaining Account Value that was allocated to the variable investment options.


* The rate in this example is hypothetical and may not reflect the current rate for Guarantee Periods of this duration.

MAY I AUTHORIZE MY FINANCIAL REPRESENTATIVE TO MANAGE MY ACCOUNT?
You may authorize your financial representative to decide on the allocation of your Account Value and to make financial transactions between investment options, subject to our rules. However, we can suspend or cancel these privileges at any time. We will notify you if we do. We may restrict the available investment options if you authorize a financial representative to make transfers for you. We do this so that no financial representative is in a position to control transfers of large amounts of money for multiple clients into or out of any of the underlying portfolios that have expressed concern about movement of a large proportion of a portfolio's assets.

We or an affiliate of ours may provide administrative support to financial representatives who make transfers on your behalf. These financial representatives may be firms or persons who also are appointed by us as authorized sellers of the Annuity. However, we do not offer you advice about how to allocate your Account Value under any circumstance. Any financial firm or representative you engage to provide advice and/or make transfers for you is not acting on our behalf. We are not responsible for any recommendations such financial representatives make, any market timing or asset allocation programs they choose to follow or any specific transfers they make on your behalf.

HOW DO THE FIXED INVESTMENT OPTIONS WORK?

(Fixed Allocations may not be available in all states and may not be available in certain durations.)

Fixed Allocations currently are offered with Guarantee Periods of 1, 2, 3, 5, 7 and 10 years. We credit the fixed interest rate to the Fixed Allocation throughout a set period of time called a "Guarantee Period." The interest rate credited to a Fixed Allocation is the rate in effect when the Guarantee Period begins and does not change during the Guarantee Period. The rates are an effective annual rate of interest. We determine the interest rates for the various Guarantee Periods. At the time that we confirm your Fixed Allocation, we will advise you of the interest rate in effect and the date your Fixed Allocation matures. We may change the rates we credit new Fixed Allocations at any time. To inquire as to the current rates for Fixed Allocations, please call 1-800-444-3970.

A Guarantee Period for a Fixed Allocation begins:

|X| when all or part of a net Purchase Payment is allocated to that particular Guarantee Period;
|X| upon transfer of any of your Account Value to a Fixed Allocation for that particular Guarantee Period; or
|X| when a Guarantee Period attributable to a Fixed Allocation "renews" after its Maturity Date.

HOW DO YOU DETERMINE RATES FOR FIXED ALLOCATIONS?

We do not have a specific formula for determining the fixed interest rates for Fixed Allocations. Generally the interest rates we offer for Fixed Allocations will reflect the investment returns available on the types of investments we make to support our fixed rate guarantees. These investment types may include cash, debt securities guaranteed by the United States government and its agencies and instrumentalities, money market instruments, corporate debt obligations of different durations, private placements, asset-backed obligations and municipal bonds. In determining rates we also consider factors such as the length of the Guarantee Period for the Fixed Allocation, regulatory and tax requirements, liquidity of the markets for the type of investments we make, commissions, administrative and investment expenses, our insurance risks in relation to the Fixed Allocations, general economic trends and competition.

We will credit interest on a new Fixed Allocation in an existing Annuity at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

HOW DOES THE MARKET VALUE ADJUSTMENT WORK?

If you transfer or withdraw Account Value from a Fixed Allocation before the end of its Guarantee Period, we will adjust the value of your investment based on a formula, called a "Market Value Adjustment" or "MVA". The Market Value Adjustment formula compares the interest rates credited for Fixed Allocations at the time you invested, to interest rates being credited when you make a transfer or withdrawal. The amount of any Market Value Adjustment can be either positive or negative, depending on the rates that are currently being credited on Fixed Allocations.

MVA Formula

The MVA formula is applied separately to each Fixed Allocation. The formula is as follows:

                           [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the fixed interest rate we guaranteed to credit to the Fixed Allocation as of its starting date;

                  J is the fixed interest rate for your class of annuities at the time of the withdrawal for a new Fixed Allocation with a Guarantee Period equal to the remaining number of years in your original Guarantee Period;

                  N is the number of months remaining in the original Guarantee Period.

If you surrender your Annuity under the "free-look" provision, the MVA formula is [(1 + I)/(1 + J)]N/12.

If the transfer or withdrawal does not occur on the yearly or monthly anniversary of the beginning of the Fixed Allocation, the numbers used in `J' and `N' will be rounded to the next highest integer.

MVA Examples

The following hypothetical examples show the effect of the MVA in determining Account Value. Assume the following:

|X| You allocate $50,000 into a Fixed Allocation with a Guarantee Period of 5 years.
|X|  The interest rate for your Fixed Allocation is 5.0% (I = 5.0%).
|X| You make no withdrawals or transfers until you decided to withdraw the entire Fixed Allocation after exactly three (3) years, therefore 24 months remain before the Maturity Date (N = 24).

Example of Positive MVA

Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 3.5% (J = 3.5%). Based on these assumptions, the MVA would be calculated as follows:

        MVA Factor = [(1+I)/(I+J+0.0010)]N/12 = [1.05/1.036]2 = 1.027210

                           Interim Value = $57,881.25

       Account Value after MVA = Interim Value X MVA Factor = $59,456.20.

Example of Negative MVA

Assume that at the time you request the withdrawal, the fixed interest rate for a new Fixed Allocation with a Guarantee Period of 24 months is 6.0% (J = 6.0%). Based on these assumptions, the MVA would be calculated as follows:

        MVA Factor = [(1+I)/(1+J+0.0010)]N/12 = [1.05/1.061)]2 = 0.979372
                           Interim Value = $57,881.25
       Account Value after MVA = Interim Value X MVA Factor = $56,687.28.

WHAT HAPPENS WHEN MY GUARANTEE PERIOD MATURES?

The "Maturity Date" for a Fixed Allocation is the last day of the Guarantee Period. On the Maturity Date, you may choose to renew the Fixed Allocation for a new Guarantee Period of the same or different length or you may transfer all or part of that Fixed Allocation's Account Value to another Fixed Allocation or to one or more Sub-accounts. If you do not specify how you want a Fixed Allocation to be allocated on its Maturity Date, it will be renewed for a Fixed Allocation of the same duration if then available. We will notify you 60 days before the end of the Guarantee Period about the fixed interest rates that we are currently crediting to all Fixed Allocations that are being offered. The rates being credited to Fixed Allocations may change before the Maturity Date. We will not charge a MVA if you choose to renew a Fixed Allocation on its Maturity Date or transfer the Account Value to one or more variable investment options.

ACCESS TO ACCOUNT VALUE

WHAT TYPES OF DISTRIBUTIONS ARE AVAILABLE TO ME?

During the accumulation phase you can access your Account Value through Partial Withdrawals, Systematic Withdrawals, and where required for tax purposes, Minimum Distributions. You can also surrender your Annuity at any time. Unless you notify us differently, withdrawals are taken pro-rata based on the Account Value in the investment options at the time we receive your withdrawal request. Each of these types of distributions is described more fully below.

ARE THERE TAX IMPLICATIONS FOR DISTRIBUTIONS?
(For more information, see "Tax Considerations")

During the Accumulation Period

A distribution during the accumulation period is deemed to come first from any "gain" in your Annuity and second as a return of your "tax basis", if any. Distributions from your Annuity are generally subject to ordinary income taxation on the amount of any investment gain. If you take a distribution prior to the taxpayer's age 59 1/2, you may be subject to a 10% penalty in addition to ordinary income taxes on any gain. You may wish to consult a professional tax advisor for advice before requesting a distribution.

During the Annuitization Period

During the annuitization period, a portion of each annuity payment is taxed as ordinary income at the tax rate you are subject to at the time you receive the payment. The Code and regulations have "exclusionary rules" that we use to determine what portion of each annuity payment should be treated as a return of any tax basis you have in the Annuity. Once the tax basis in the Annuity has been distributed, the remaining annuity payments are taxable as ordinary income. The tax basis in the Annuity may be based on the tax-basis from a prior contract in the case of a 1035 exchange or other qualifying transfer.

CAN I WITHDRAW A PORTION OF MY ANNUITY?

Yes, you can make a withdrawal during the accumulation phase. We call this a "Partial Withdrawal." After any Partial Withdrawal, your Annuity must have a Surrender Value of at least $1,000, or we may treat the Partial Withdrawal request as a request to fully surrender your Annuity. The minimum Partial Withdrawal you may request is $100.

CAN I MAKE PERIODIC WITHDRAWALS FROM THE ANNUITY DURING THE ACCUMULATION PERIOD? Yes. We call these "Systematic Withdrawals." You can receive Systematic Withdrawals of earnings only, principal plus earnings or a flat dollar amount.

Systematic Withdrawals can be made from Account Value allocated to the variable investment options or Fixed Allocations. Generally, Systematic Withdrawals from Fixed Allocations are limited to earnings accrued after the program of Systematic Withdrawals begins, or payments of fixed dollar amounts that do not exceed such earnings. Systematic Withdrawals are available on a monthly, quarterly, semi-annual or annual basis. The Surrender Value of your Annuity must be at least $25,000 before we will allow you to begin a program of Systematic Withdrawals.

The minimum amount for each Systematic Withdrawal is $100. If any scheduled Systematic Withdrawal is for less than $100, we may postpone the withdrawal and add the expected amount to the amount that is to be withdrawn on the next scheduled Systematic Withdrawal.

WHAT ARE MINIMUM DISTRIBUTIONS AND WHEN WOULD I NEED TO MAKE THEM? (See "Tax Considerations" for a further discussion of Minimum Distributions.)

Minimum Distributions are a type of Systematic Withdrawal we allow to meet distribution requirements under Sections 401, 403(b) or 408 of the Code. Under the Code, you may be required to begin receiving periodic amounts from your Annuity. In such case, we will allow you to make Systematic Withdrawals in amounts that satisfy the minimum distribution rules under the Code.

If you request, we will calculate the annual required Minimum Distribution under your Annuity. The amount of the required Minimum Distribution for your particular situation may depend on other annuities, savings or investments. We will only calculate the amount of your required Minimum Distribution based on the value of your Annuity. We require three (3) days advance written notice to calculate and process the amount of your payments. We may charge you for calculating required Minimum Distributions. You may elect to have Minimum Distributions paid out monthly, quarterly, semi-annually or annually. The $100 minimum that applies to Systematic Withdrawals does not apply to Minimum Distributions.

CAN I SURRENDER MY ANNUITY FOR ITS VALUE?

Yes. During the accumulation phase you can surrender your Annuity at any time. Upon surrender, you will receive the Surrender Value. Upon surrender of your Annuity, you will no longer have any rights under the Annuity.

WHAT TYPES OF ANNUITY PAYMENT OPTIONS ARE AVAILABLE UPON ANNUITIZATION?
Annuity payments can be guaranteed for the life of the Annuitant, for the life of the Annuitant with a certain period guaranteed, or for a certain fixed period of time with no life contingency. We currently make available fixed payments and adjustable payments. However, adjustable annuity payments may not be available on your Annuity Date.

You may choose an Annuity Date, an annuity option and the frequency of annuity payments when you purchase an Annuity, or at a later date. You may change your choices up to 30 days before the Annuity Date. Any change to these options must be in writing. The Annuity Date must be the first or the fifteenth day of a calendar month. A maximum Annuity Date may be required by law.


We currently offer the following fixed Annuity Payment Options. Additional Annuity Payment Options, including variable options, may be offered in the future.


Key Life: is the person or persons upon whose life annuity payments with a life contingency are based.

Option 1

Payments for Life: Under this option, income is payable periodically until the death of the "key life". No additional annuity payments are made after the death of the key life. Since no minimum number of payments is guaranteed, this option offers the largest amount of periodic payments of the life contingent annuity options. It is possible that only one payment will be payable if the death of the key life occurs before the date the second payment was due, and no other payments nor death benefits would be payable.

Option 2

Payments for Life with 10, 15, or 20 Years Certain: Under this option, income is payable until the death of the key life. However, if the key life dies before the end of the period selected (10, 15, or 20 years), the remaining payments are paid to the Beneficiary until the end of such period.

Option 3

Payments Based on Joint Lives: Under this option, income is payable periodically during the joint lifetime of two key lives, and thereafter during the remaining lifetime of the survivor, ceasing with the last payment prior to the survivor's death. No minimum number of payments is guaranteed under this option. It is possible that only one payment will be payable if the death of all the key lives occurs before the date the second payment was due, and no other payments or death benefits would be payable.

Option 4

Payments for a Certain Period: Under this option, income is payable periodically for a specified number of years. If the payee dies before the end of the specified number of years, the remaining payments are paid to the Beneficiary to the end of such period. Note that under this option, payments are not based on any assumptions of life expectancy. Therefore, that portion of the Insurance Charge assessed to cover the risk that key lives outlive our expectations provides no benefit to an Participant selecting this option.

HOW AND WHEN DO I CHOOSE THE ANNUITY PAYMENT OPTION?
If you have not provided us with your Annuity Date or Annuity Payment Option in writing, then:

|X| the Annuity Date will be the first day of the calendar month following the later of the Annuitant's 90th birthday or the fifth anniversary of our receipt of your request to purchase an Annuity; and

|X| the Annuity Payments, where allowed by law, will be fixed monthly payments for life with 10 years certain (See Option 2).


If you have not made an election prior to death benefit proceeds becoming due, the Beneficiary may elect to receive the death benefit under one of the fixed Annuity Payment Options or any option we make available for death proceeds. However, if you made an election, the Beneficiary may not alter such election.


HOW ARE ANNUITY PAYMENTS CALCULATED?

The first annuity payment varies according to the annuity payment option and payment frequency selected. The first payment is determined by multiplying the Account Value by the factor determined from our table of annuity rates. Your Account Value will be determined as of the close of business on the fifteenth day preceding the Annuity Date, plus interest at not less that 3% per year from such date to the Annuity Date. The table of annuity rates differ based on the type of annuity chosen and the frequency of payment selected. Our rates will not be less than our guaranteed minimum rates. These guaranteed minimum rates are derived from the 1983a Individual Annuity Mortality Table with ages set back one year for males and two years for females and with an assumed interest rate of 3% per annum. Where required by law or regulation, such annuity table will have rates that do not differ according to the gender of the key life. Otherwise, the rates will differ according to the gender of the key life. The 3% rates noted above are 4% for Annuities issued prior to the date we implemented the change.

DEATH BENEFIT

WHAT TRIGGERS THE PAYMENT OF A DEATH BENEFIT?

The Annuity provides a Death Benefit during its accumulation phase. If the Annuity is owned by one or more natural persons, the Death Benefit is payable upon the first death of a Participant. If the Annuity is owned by an entity, the Death Benefit is payable upon the Annuitant's death, if there is no Contingent Annuitant. If a Contingent Annuitant was designated before the Annuitant's death and the Annuitant dies, then the Contingent Annuitant becomes the Annuitant and a Death Benefit will not be paid at that time. The person upon whose death the Death Benefit is paid is referred to below as the "decedent."

The Death Benefit depends on the decedent's age on the date of death:

     If death occurs before the decedent's age 85: The Death Benefit is the greater of:

     |X|  The sum of all Purchase Payments less the sum of all withdrawals; and

     |X| The sum of your Account Value in the variable investment options and your Interim Value in the Fixed Allocations.

     If death occurs when the decedent is age 85 or older: The Death Benefit is your Account Value.

Are there any exceptions to these rules for paying the Death Benefit?

Yes, there are exceptions that apply no matter how your Death Benefit is calculated. There are exceptions to the Death Benefit if the decedent was not the Participant or Annuitant as of the Issue Date and did not become the Participant or Annuitant due to the prior Participant's or Annuitant's death. Any minimum Death Benefit that applies will be suspended for a two-year period from the date he or she first became Participant or Annuitant. After the two-year suspension period is completed, the Death Benefit is the same as if this person had been an Participant or Annuitant on the Issue Date.

What options are available to my Beneficiary upon my death?

|X| During the accumulation period, if you die and the sole Beneficiary is your spouse, then your spouse may elect to be treated as the current Participant and continue the contract instead of receiving the Death Benefit. The Annuity can be continued, subject to its terms and conditions, in lieu of receiving the death benefit. Your spouse may only assume ownership of the Annuity if he or she is designated as the sole primary Beneficiary.

|X|    In the event of your death, the death benefit must be distributed within:
         (a)  five years of the date of death; or
         (b) over a period not extending beyond the life expectancy of the Beneficiary or over the life of the Beneficiary. Payments under this option must begin within one year of the date of death.

When do you determine the Death Benefit?

We determine the amount of the Death Benefit as of the date we receive "due proof of death" and any other written representations we require to determine the proper payment of the Death Benefit to all Beneficiaries. "Due proof of death" may include a certified copy of a death certificate, a certified copy of a decree of a court of competent jurisdiction as to the finding of death or other satisfactory proof of death.

We will require written acknowledgment of all named Beneficiaries before we can determine the Death Benefit. During the period from the date of death until we receive all required paper work, the amount of the Death Benefit may be subject to market fluctuations.

VALUING YOUR INVESTMENT

HOW IS MY ACCOUNT VALUE DETERMINED?

During the accumulation period, the Annuity has an Account Value. The Account Value is determined separately for each Sub-account allocation and for each Fixed Allocation. The Account Value is the sum of the values of each Sub-account allocation and the value of each Fixed Allocation. When determining the Account Value on a day other than a Fixed Allocation's Maturity Date, the Account Value may include any Market Value Adjustment that would apply to a Fixed Allocation (if withdrawn or transferred) on that day.

WHAT IS THE SURRENDER VALUE OF MY ANNUITY?

The Surrender Value of your Annuity is the value available to you on any day during the accumulation period. The Surrender Value is equal to your Account Value minus any Annual Maintenance Fee. The Surrender Value will also include any Market Value Adjustment that may apply.

HOW AND WHEN DO YOU VALUE THE SUB-ACCOUNTS?
When you allocate Account Value to a Sub-Account, you are purchasing units of the Sub-account. Each Sub-account invests exclusively in shares of an underlying Portfolio. The value of the Units fluctuate with the market fluctuations of the Portfolios. The value of the Units also reflect the daily accrual for the Insurance Charge.

Each Valuation Day, we determine the price for a Unit of each Sub-account, called the "Unit Price." The Unit Price is used for determining the value of transactions involving Units of the Sub-accounts. We determine the number of Units involved in any transaction by dividing the dollar value of the transaction by the Unit Price of the Sub-account as of the Valuation Day.

Example

Assume you allocate $5,000 to a Sub-account. On the Valuation Day you make the allocation, the Unit Price is $14.83. Your $5,000 buys 337.154 Units of the Sub-account. Assume that later, you wish to transfer $3,000 of your Account Value out of that Sub-account and into another Sub-account. On the Valuation Day you request the transfer, the Unit Price of the original Sub-account has increased to $16.79. To transfer $3,000, we sell 178.677 Units at the current Unit Price, leaving you 158.477 Units. We then buy $3,000 of Units of the new Sub-account at the Unit Price of $17.83. You would then have 168.255 Units of the new Sub-account.

HOW DO YOU VALUE FIXED ALLOCATIONS?

During the Guarantee Period, we use the concept of an Interim Value. The Interim Value can be calculated on any day and is equal to the initial value allocated to a Fixed Allocation plus all interest credited to a Fixed Allocation as of the date calculated. The Interim Value does not include the impact of any Market Value Adjustment. If you made any transfers or withdrawals from a Fixed Allocation, the Interim Value will reflect the withdrawal of those amounts and any interest credited to those amounts before they were withdrawn. To determine the Account Value of a Fixed Allocation on any day other than its Maturity Date, we multiply the Account Value of the Fixed Allocation times the Market Value Adjustment factor.

WHEN DO YOU PROCESS AND VALUE TRANSACTIONS?

Initial Purchase Payments: We are required to allocate your initial Purchase Payment to the Sub-accounts within two (2) days after we receive all of our requirements to issue the Annuity. If we do not have all the required information to allow us to issue your Annuity, we may retain the Purchase Payment while we try to reach you or your representative to obtain all of our requirements. If we are unable to obtain all of our required information within five (5) days, we are required to return the Purchase Payment to you at that time, unless you specifically consent to our retaining the Purchase Payment while we gather the required information. Once we obtain the required information, we will invest the Purchase Payment and issue the Annuity within two (2) days. During any period that we are trying to obtain the required information, your money is not invested.

Additional Purchase Payments: We will apply any additional Purchase Payments on the Valuation Day that we receive the Purchase Payment with satisfactory instructions.

Scheduled Transactions: "Scheduled" transactions include transfers under a Dollar Cost Averaging, or asset allocation program, Systematic Withdrawals, Minimum Distributions or Annuity payments. Scheduled transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Valuation Day. In that case, the transaction will be processed and valued on Valuation Day prior to the scheduled transaction date.

Unscheduled Transactions: "Unscheduled" transactions include any other non-scheduled transfers and requests for Partial Withdrawals or Free Withdrawals or Surrenders. Unscheduled transactions are processed and valued as of the Valuation Day we receive the request at our Office in good order.

Death Benefits: Death Benefit claims require our review and evaluation before processing. We price such transactions as of the date we receive at our Office all materials we require for such transaction and that are satisfactory to us.


TAX CONSIDERATIONS

WHAT ARE SOME OF THE FEDERAL TAX CONSIDERATIONS OF THIS ANNUITY?
Following is a brief summary of some of the Federal tax considerations relating to this Annuity. However, since the tax laws are complex and tax consequences are affected by your individual circumstances, this summary of our interpretation of the relevant tax laws is not intended to be fully comprehensive nor is it intended as tax advice. Therefore, you may wish to consult a professional tax advisor for tax advice as to your particular situation.

HOW ARE AMERICAN SKANDIA AND THE SEPARATE ACCOUNTS TAXED?
The Separate Accounts are taxed as part of American Skandia. American Skandia is taxed as a life insurance company under Part I, subchapter L of the Code. No taxes are due on interest, dividends and short-term or long-term capital gains earned by the Separate Accounts with respect to the Annuities.

IN GENERAL, HOW ARE ANNUITIES TAXED?

Section 72 of the Code governs the taxation of annuities in general. Taxation of the Annuity will depend in large part on:

1.       whether the Annuity is used by:
     |X| a qualified pension plan, profit sharing plan or other retirement arrangement that is eligible for special treatment under the Code (for purposes of this discussion, a "Qualified Contract"); or
     |X| an individual or a corporation, trust or partnership (a "Non-qualified Contract"); and

2.       whether the Owner is:
     |X| an individual person or persons; or |X| an entity including a corporation, trust or partnership.

Individual Ownership: If one or more individuals own an Annuity, the Owner of the Annuity is generally not taxed on any increase in the value of the Annuity until an amount is received (a "distribution"). This is commonly referred to as "tax deferral". A distribution can be in the form of a lump sum payment including payment of a Death Benefit, or in annuity payments under one of the annuity payment options. Certain other transactions may qualify as a distribution and be subject to taxation.

Entity Ownership: If the Annuity is owned by an entity and is not a Qualified Contract, generally the Owner of the Annuity must currently include any increase in the value of the Annuity during a tax year in its gross income. An exception from current taxation applies for annuities held by a structured settlement company, by an employer with respect to a terminated tax-qualified retirement plan, a trust holding an annuity as an agent for a natural person, or by a decedent's estate by reason of the death of the decedent. A tax-exempt entity for Federal tax purposes will not be subject to income tax as a result of this provision.

HOW ARE DISTRIBUTIONS TAXED?

Distributions from an Annuity are taxed as ordinary income and not as capital gains.

Distributions Before Annuitization: Distributions received before annuity payments begin are generally treated as coming first from "income on the contract" and then as a return of the "investment in the contract". The amount of any distribution that is treated as receipt of "income on the contract" is includible in the taxpayer's gross income and taxable in the year it is received. The amount of any distribution treated as a return of the "investment in the contract" is not includible in gross income.

|X| "Income on the contract" is calculated by subtracting the taxpayer's "investment in the contract" from the aggregate value of all "related contracts" (discussed below).

|X| "Investment in the contract" is equal to total purchase payments for all "related contracts" minus any previous distributions or portions of such distributions from such "related contracts" that were not includible in gross income. "Investment in the contract" may be affected by whether an annuity or any "related contract" was purchased as part of a tax-free exchange of life insurance, endowment, or annuity contracts under Section 1035 of the Code. Unless "after-tax" or non-deductible contributions have been made to a Qualified Contract, the "investment in the contract" for a Qualified Contract will be considered zero for tax reporting purposes.

Distributions After Annuitization: A portion of each annuity payment received on or after the Annuity Date will generally be taxable. The taxable portion of each annuity payment is determined by a formula which establishes the ratio that the "investment in the contract" bears to the total value of annuity payments to be made. This is called the "exclusion ratio." The investment in the contract is excluded from gross income. Any additional payments received that exceed the exclusion ratio will be entirely includible in gross income. The formula for determining the exclusion ratio differs between fixed and variable annuity payments. When annuity payments cease because of the death of the person upon whose life payments are based and, as of the date of death, the amount of annuity payments excluded from taxable income by the exclusion ratio does not exceed the "investment in the contract," then the remaining portion of unrecovered investment is allowed as a deduction by the beneficiary in the tax year of such death.

Penalty Tax on Distributions: Generally, any distribution from an annuity not used in conjunction with a Qualified Contract (Qualified Contracts are discussed below) is subject to a penalty equal to 10% of the amount includible in gross income. This penalty does not apply to certain distributions, including:

|X|  Distributions made on or after the taxpayer has attained age 591/2;
|X| Distributions made on or after the death of the contract owner, or, if the owner is an entity, the death of the annuitant;
|X|  Distributions attributable to the taxpayer's becoming disabled;
|X| Distributions which are part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer (or the joint lives of the taxpayer and the taxpayer's Beneficiary);
|X| Distributions of amounts which are treated as "investments in the contract" made prior to August 14, 1982;
|X|  Payments under an immediate annuity as defined in the Code;
|X| Distributions under a qualified funding asset under Code Section 130(d); or |X| Distributions from an annuity purchased by an employer on the termination of a qualified pension plan that is held by the employer until the employee separates from service.

Special rules applicable to "related contracts": Contracts issued by the same insurer to the same contract owner within the same calendar year (other than certain contracts owned in connection with a tax-qualified retirement arrangement) are to be treated as one annuity contract when determining the taxation of distributions before annuitization. We refer to these contracts as "related contracts." In situations involving related contracts we believe that the values under such contracts and the investment in the contracts will be added together to determine the proper taxation of a distribution from any one contract described under the section "Distributions before Annuitization." Distributions will be treated as coming first from income on the contract until all of the income on all such related contracts is withdrawn, and then as a return of the investment in the contract. There is some uncertainty regarding the manner in which the Internal Revenue Service would view related contracts when one or more contracts are immediate annuities or are contracts that have been annuitized. The Internal Revenue Service has not issued guidance clarifying this issue as of the date of this Prospectus. You are particularly cautioned to seek advice from your own tax advisor on this matter.

Special concerns regarding "substantially equal periodic payments": (also known as "72(t)" or "72(q)" distributions) Any modification to a program of distributions which are part of a series of substantially equal periodic payments that occur before the later of the taxpayer reaching age 59 1/2 or five
(5) years from the first of such payments will result in the requirement to pay the taxes that would have been due had the payments been treated as subject to tax in the years received, plus interest. This does not apply when the modification is due by reason of death or disability. It is our understanding that the Internal Revenue Service may not consider a scheduled series of distributions to qualify under Sections 72(q) or 72(t) if the holder of the annuity retains the right to modify such distributions at will, even if such right is not exercised, or, for a variable annuity, depending on how payments are structured.

Special concerns regarding immediate annuities: The Internal Revenue Service has ruled that the exception to the 10% penalty described above for "non-qualified" immediate annuities as defined under the Code may not apply to annuity payments under a contract recognized as an immediate annuity under state insurance law obtained pursuant to an exchange of a contract if: (a) purchase payments for the exchanged contract were contributed or deemed to be contributed more than one year prior to the annuity starting date under the immediate annuity; and (b) the annuity payments under the immediate annuity do not meet the requirements of any other exception to the 10% penalty.

Special rules in relation to tax-free exchanges under Section 1035: Section 1035 of the Code permits certain tax-free exchanges of a life insurance, annuity or endowment contract for an annuity. If an annuity is purchased through a tax-free exchange of a life insurance, annuity or endowment contract that was purchased prior to August 14, 1982, then any distributions other than as annuity payments will be considered to come:

|X| First, from the amount of "investment in the contract" made prior to August 14, 1982 and exchanged into the annuity;
|X| Then, from any "income on the contract" that is attributable to the purchase payments made prior to August 14, 1982 (including income on such original purchase payments after the exchange);
|X| Then, from any remaining "income on the contract"; and |X| Lastly, from the amount of any "investment in the contract" made after
     August 13, 1982.

Therefore, to the extent a distribution is equal to or less than the investment in the contract made prior to August 14, 1982, such amounts are not included in taxable income. Further, distributions received that are considered to be a return of investment on the contract from purchase payments made prior to August 14, 1982, such distributions are not subject to the 10% tax penalty. In all other respects, the general provisions of the Code apply to distributions from annuities obtained as part of such an exchange.

On November 22, 1999, the Internal Revenue Service issued an acquiescence in the decision of the United States Tax Court in Conway v. Commissioner (111 T.C. 350
(1998)) that a taxpayer's partial surrender of an annuity contract and direct transfer of the resulting proceeds for the purchase of a new annuity contract qualifies as a non-taxable exchange under Section 1035 of the Internal Revenue Code. "Acquiescence" means that the IRS accepts the holding of the Court in a case and that the IRS will follow it in disposing of cases with the same controlling facts. Prior to the Conway decision, industry practice has been to treat a partial surrender of account value as fully taxable to the extent of any gain in the contract for tax reporting purposes and to "step-up" the basis in the contract accordingly. However with the IRS' acquiescence in the Conway decision, partial surrenders may be treated in the same way as tax-free 1035 exchanges of entire contracts, therefore avoiding current taxation of any gains in the contract as well as the 10% IRS tax penalty on pre-age 59 1/2 withdrawals. The IRS reserved the right to treat transactions it considers abusive as ineligible for this favorable partial 1035 exchange treatment. We do not know what transactions may be considered abusive. For example, we do not know how the IRS may view early withdrawals or annuitizations after a partial exchange. As of the date of this Prospectus, we continue to report partial surrenders of non-qualified annuities as subject to current taxation to the extent of any gain. However, we may change our reporting procedures to treat certain of these transactions as partial 1035 exchanges. Should we do so, we reserve the right to report transactions that may have been designed to receive partial 1035 exchange treatment as partial surrenders subject to current taxation if we, as a reporting and withholding agent, believe that we would be expected to deem a transaction to be abusive.

While the principles expressed in the Conway decision appear applicable to partial exchanges from life insurance, there is no guidance from the Internal Revenue Service as to whether it concurs with non-recognition treatment under
Section 1035 of the Code for such transactions. In addition, please be cautioned that no specific guidance has been provided as to the impact of such a transaction for the remaining life insurance policy, particularly as to the subsequent methods to be used to test for compliance under the Code for both the definition of life insurance and the definition of a modified endowment contract.

WHAT TAX CONSIDERATIONS ARE THERE FOR TAX-QUALIFIED RETIREMENT PLANS OR QUALIFIED CONTRACTS?
An annuity may be suitable as a funding vehicle for various types of tax-qualified retirement plans. We have provided summaries of the types of tax-qualified retirement plans with which we may issue an Annuity. These summaries provide general information about the tax rules and are not intended to be complete discussions. The tax rules regarding qualified plans are complex. These rules may include limitations on contributions and restrictions on distributions, including additional taxation of distributions and additional penalties. The terms and conditions of the tax-qualified retirement plan may impose other limitations and restrictions that are in addition to the terms of the Annuity. The application of these rules depends on individual facts and circumstances. Before purchasing an Annuity for use in a qualified plan, you should obtain competent tax advice, both as to the tax treatment and suitability of such an investment. American Skandia does not offer all of its annuities to all of these types of tax-qualified retirement plans.

Corporate Pension and Profit-sharing Plans: Annuities may be used to fund employee benefits of various corporate pension and profit-sharing plans established by corporate employers under Section 401(a) of the Code including 401(k) plans. Contributions to such plans are not taxable to the employee until distributions are made from the retirement plan. The Code imposes limitations on the amount that may be contributed and the timing of distributions. The tax treatment of distributions is subject to special provisions of the Code, and also depends on the design of the specific retirement plan. There are also special requirements as to participation, nondiscrimination, vesting and nonforfeitability of interests.

H.R. 10 Plans: Annuities may also be used to fund benefits of retirement plans established by self-employed individuals for themselves and their employees. These are commonly known as "H.R. 10 Plans" or "Keogh Plans". These plans are subject to most of the same types of limitations and requirements as retirement plans established by corporations. However, the exact limitations and requirements may differ from those for corporate plans.

Tax Sheltered Annuities: Under Section 403(b) of the Code, a tax sheltered annuity ("TSA") is a contract into which contributions may be made by certain qualifying employers such as public schools and certain charitable, educational and scientific organizations specified in Section 501(c)(3) for the benefit of their employees. Such contributions are not taxable to the employee until distributions are made from the TSA. The Code imposes limits on contributions, transfers and distributions. Nondiscrimination requirements also apply.

--------------------------------------------------------------------------------
Under a TSA, you may be prohibited from taking distributions from the contract attributable to contributions made pursuant to a salary reduction agreement unless the distribution is made:

--------------------------------------------------------------------------------
|X|      After the participating employee attains age 59 1/2;
|X|      Upon separation from service, death or disability; or
|X|      In the case of financial hardship (subject to restrictions).
--------------------------------------------------------------------------------

Section 457 Plans: Under Section 457 of the Code, deferred compensation plans established by governmental and certain other tax exempt employers for their employees may invest in annuity contracts. The Code limits contributions and distributions, and imposes eligibility requirements as well. Contributions are not taxable to employees until distributed from the plan. However, plan assets remain the property of the employer and are subject to the claims of the employer's general creditors until such assets are made available to participants or their beneficiaries.

Individual Retirement Programs or "IRAs": Section 408 of the Code allows eligible individuals to maintain an individual retirement account or individual retirement annuity ("IRA"). IRAs are subject to limitations on the amount that may be contributed, the contributions that may be deducted from taxable income, the persons who may be eligible to establish an IRA and the time when distributions must commence. Further, an Annuity may be established with "roll-over" distributions from certain tax-qualified retirement plans and maintain the tax-deferred status of these amounts.

Roth IRAs: A form of IRA is also available called a "Roth IRA". Contributions to a Roth IRA are not tax deductible. However, distributions from a Roth IRA are free from Federal income taxes and are not subject to the 10% penalty tax if five (5) tax years have passed since the first contribution was made or any conversion from a traditional IRA was made and the distribution is made (a) once the taxpayer is age 59 1/2 or older, (b) upon the death or disability of the taxpayer, or (c) for qualified first-time home buyer expenses, subject to certain limitations. Distributions from a Roth IRA that are not "qualified" as described above may be subject to Federal income and penalty taxes.

Purchasers of IRAs and Roth IRAs will receive a special disclosure document, which describes limitations on eligibility, contributions, transferability and distributions. It also describes the conditions under which distributions from IRAs and qualified plans may be rolled over or transferred into an IRA on a tax-deferred basis and the conditions under which distributions from traditional IRAs may be rolled over to, or the traditional IRA itself may be converted into, a Roth IRA.

SEP IRAs: Eligible employers that meet specified criteria may establish Simplified Employee Pensions or SEP IRAs. Employer contributions that may be made to employee SEP IRAs are larger than the amounts that may be contributed to other IRAs, and may be deductible to the employer.

HOW ARE DISTRIBUTIONS FROM QUALIFIED CONTRACTS TAXED?

Distributions from Qualified Contracts are generally taxed under Section 72 of the Code. Under these rules, a portion of each distribution may be excludable from income. The excludable amount is the proportion of a distribution representing after-tax contributions. Generally, a 10% penalty tax applies to the taxable portion of a distribution from a Qualified Contract made prior to age 59 1/2. However, the 10% penalty tax does not apply when the distribution:

|X| is part of a properly executed transfer to another IRA or another eligible qualified account;
|X| is subsequent to the death or disability of the taxpayer (for this purpose disability is as defined in Section 72(m)(7) of the Code);
|X| is part of a series of substantially equal periodic payments to be paid not less frequently than annually for the taxpayer's life or life expectancy or for the joint lives or life expectancies of the taxpayer and a designated beneficiary;
|X|  is subsequent to a separation  from service after the taxpayer  attains age
     55*;
|X| does not exceed the employee's allowable deduction in that tax year for medical care*;
|X| is made to an alternate payee pursuant to a qualified domestic relations order*; and
|X|  is made pursuant to an IRS levy.

The exceptions above which are followed by an asterisk (*) do not apply to IRAs. Certain other exceptions may be available.

Minimum Distributions after age 70 1/2: A participant's interest in a Qualified Contract must generally be distributed, or begin to be distributed, by the "required beginning date". This is April 1st of the calendar year following the later of:
|X| the calendar year in which the individual attains age 70 1/2; or |X| the calendar year in which the individual retires from service with the employer sponsoring the plan. The retirement option is not available to IRAs.

The participant's entire interest must be distributed beginning no later than the required beginning date over a period which may not extend beyond a maximum of the life or life expectancy of the participant (or the life expectancies of the owner and a designated Beneficiary). Each annual distribution must equal or exceed a "minimum distribution amount" which is determined by dividing the account value by the applicable life expectancy or pursuant to an annuity payout. If the account balance is used, it generally is based upon the Account Value as of the close of business on the last day of the previous calendar year.

If the participant dies before reaching his or her "required beginning date", his or her entire interest must generally be distributed within five (5) years of death. However, this rule will be deemed satisfied if distributions begin before the close of the calendar year following death to a designated
Beneficiary (or over a period not extending beyond the life expectancy of the beneficiary). If the Beneficiary is the individual's surviving spouse, distributions may be delayed until the deceased owner would have attained age 70 1/2. A surviving spouse would also have the option to assume the IRA as his or her own if he or she is the sole designated beneficiary. If a participant dies after reaching his or her required beginning date or after distributions have commenced, the individual's interest must generally be distributed at least as rapidly as under the method of distribution in effect at the time of the individual's death.

If the amount distributed is less than the minimum required distribution for the year, the participant is subject to a 50% tax on the amount that was not properly distributed.


GENERAL TAX CONSIDERATIONS

Diversification: Section 817(h) of the Code provides that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of insurance companies). If the diversification requirements under the Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. We believe the underlying mutual fund portfolios should comply with the terms of these regulations.

Transfers Between Investment Options: Transfers between investment options are not subject to taxation. The Treasury Department may promulgate guidelines under which a variable annuity will not be treated as an annuity for tax purposes if persons with ownership rights have excessive control over the investments underlying such variable annuity. Such guidelines may or may not address the number of investment options or the number of transfers between investment options offered under a variable annuity. It is not known whether such guidelines, if in fact promulgated, would have retroactive effect. It is also not known what effect, if any, such guidelines may have on transfers between the investment options of the Annuity offered pursuant to this Prospectus. We will take any action, including modifications to your Annuity or the Sub-accounts, required to comply with such guidelines if promulgated.

Federal Income Tax Withholding: Section 3405 of the Code provides for Federal income tax withholding on the portion of a distribution which is includible in the gross income of the recipient. Amounts to be withheld depend upon the nature of the distribution. However, under most circumstances a recipient may elect not to have income taxes withheld or have income taxes withheld at a different rate by filing a completed election form with us.

Certain distributions, including rollovers, from most Qualified Contracts, may be subject to automatic 20% withholding for Federal income taxes. This will not apply to:

|X|  any portion of a distribution paid as Minimum Distributions;
|X|  direct transfers to the trustee of another retirement plan;
|X| distributions from an individual retirement account or individual retirement annuity;
|X| distributions made as substantially equal periodic payments for the life or life expectancy of the participant in the retirement plan or the life or life expectancy of such participant and his or her designated beneficiary under such plan; and
|X|  certain other distributions where automatic 20% withholding may not apply.

Loans, Assignments and Pledges: Any amount received directly or indirectly as a loan from, or any assignment or pledge of any portion of the value of, an annuity before annuity payments have begun are treated as a distribution subject to taxation under the distribution rules set forth above. Any gain in an annuity on or after the assignment or pledge of an entire annuity and while such assignment or pledge remains in effect is treated as "income on the contract" in the year in which it is earned. For annuities not issued for as Qualified Contracts, the cost basis of the annuity is increased by the amount of any assignment or pledge includible in gross income. The cost basis is not affected by any repayment of any loan for which the annuity is collateral or by payment of any interest thereon.

Gifts: The gift of an annuity to someone other than the spouse of the owner (or former spouse incident to a divorce) is treated, for income tax purposes, as a distribution.

Estate and Gift Tax Considerations: You should obtain competent tax advice with respect to possible federal and state estate and gift tax consequences flowing from the ownership and transfer of annuities.

Generation-Skipping Transfers: Under the Code certain taxes may be due when all or part of an annuity is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract holder. These generation-skipping transfers generally include those subject to federal estate or gift tax rules. There is an aggregate $1 million exemption from taxes for all such transfers. We may be required to determine whether a transaction is a direct skip as defined in the Code and the amount of the resulting tax. We will deduct from your Annuity or from any applicable payment treated as a direct skip any amount of tax we are required to pay.

Considerations for Contingent Annuitants: There may be adverse tax consequences if a contingent annuitant succeeds an annuitant when the Annuity is owned by a trust that is neither tax exempt nor qualifies for preferred treatment under certain sections of the Code. In general, the Code is designed to prevent indefinite deferral of tax. Continuing the benefit of tax deferral by naming one or more contingent annuitants when the Annuity is owned by a non-qualified trust might be deemed an attempt to extend the tax deferral for an indefinite period. Therefore, adverse tax treatment may depend on the terms of the trust, who is named as contingent annuitant, as well as the particular facts and circumstances. You should consult your tax advisor before naming a contingent annuitant if you expect to use an Annuity in such a fashion.

GENERAL INFORMATION

HOW WILL I RECEIVE STATEMENTS AND REPORTS?

We send any statements and reports required by applicable law or regulation to you at your last known address of record. You should therefore give us prompt notice of any address change. We reserve the right, to the extent permitted by law and subject to your prior consent, to provide any prospectus, prospectus supplements, confirmations, statements and reports required by applicable law or regulation to you through our Internet Website at http://www.americanskandia.com or any other electronic means, including diskettes or CD ROMs. We send a confirmation statement to you each time a transaction is made affecting Account Value, such as making additional Purchase Payments, transfers, exchanges or withdrawals. We also send quarterly statements detailing the activity affecting your Annuity during the calendar quarter. You may request additional reports. We reserve the right to charge up to $50 for each such additional report. Instead of immediately confirming transactions made pursuant to some type of periodic transfer program (such as a dollar cost averaging program) or a periodic Purchase Payment program, such as a salary reduction arrangement, we may confirm such transactions in quarterly statements. You should review the information in these statements carefully.

All errors or corrections must be reported to us at our Office as soon as possible to assure proper accounting to your Annuity. For transactions that are confirmed immediately, we assume all transactions are accurate unless you notify us otherwise within 10 days from the date you receive the confirmation. For transactions that are only confirmed on the quarterly statement, we assume all transactions are accurate unless you notify us within 10 days from the date you receive the quarterly statement. All transactions confirmed immediately or by quarterly statement are deemed conclusive after the applicable 10-day period. We may also send an annual report and a semi-annual report containing applicable financial statements, as of December 31 and June 30, respectively, to Participants or, with your prior consent, make such documents available electronically through our Internet Website or other electronic means.

WHO IS AMERICAN SKANDIA?


American Skandia Life Assurance Corporation ("American Skandia") is a stock life insurance company domiciled in Connecticut with licenses in all 50 states and the District of Columbia. American Skandia is a wholly-owned subsidiary of American Skandia, Inc. formerly known as American Skandia Investment Holding Corporation, whose ultimate parent is Skandia Insurance Company Ltd., a Swedish company. American Skandia markets its products to broker-dealers and financial planners through an internal field marketing staff. In addition, American Skandia markets through and in conjunction with financial institutions such as banks that are permitted directly, or through affiliates, to sell annuities.


American Skandia is in the business of issuing variable annuity and variable life insurance contracts. American Skandia currently offers the following products: (a) flexible premium deferred annuities and single premium fixed deferred annuities that are registered with the SEC, (b) certain other fixed deferred annuities that are not registered with the SEC; (c) certain group variable annuities that are exempt from registration with the SEC that serve as funding vehicles for various types of qualified pension and profit sharing plans; (d) a single premium variable life insurance policy that is registered with the SEC; and (e) a flexible premium life insurance policy that is registered with the SEC.

WHAT ARE SEPARATE ACCOUNTS?

The assets supporting our obligations under the Annuities may be held in various accounts, depending on the obligation being supported. In the accumulation phase, assets supporting Account Values are held in separate accounts established under the laws of the State of Connecticut. We are the legal owner of assets in the separate accounts. In the payout phase, assets supporting fixed annuity payments and any adjustable annuity payments we make available are held in our general account. Income, gains and losses from assets allocated to these separate accounts are credited to or charged against each such separate account without regard to other income, gains or losses of American Skandia or of any other of our separate accounts. These assets may only be charged with liabilities which arise from the annuity contracts issued by American Skandia Life Assurance Corporation. The amount of our obligation in relation to allocations to the Sub-accounts is based on the investment performance of such Sub-accounts. However, the obligations themselves are our general corporate obligations.

Separate Account E

During the accumulation phase, the assets supporting obligations based on allocations to the variable investment options are held in Sub-accounts of American Skandia Life Assurance Corporation Variable Account E, also referred to as "Separate Account E". Separate Account E consists of four Sub-accounts each of which invests only in a single portfolio of the Galaxy VIP Fund. The name of each Sub-account generally corresponds to the name of the underlying Portfolio. The names of each Sub-account are shown in the Statement of Additional Information. Separate Account E was established by us pursuant to Connecticut law. The Sub-accounts offered pursuant to this Prospectus are all Sub-accounts of Separate Account E. You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds.

Separate Account E is registered with the SEC under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. This does not involve any supervision by the SEC of the investment policies, management or practices of Separate Account E. Each Sub-account invests only in a single mutual fund or mutual fund portfolio. We reserve the right to add Sub-accounts, eliminate Sub-accounts, to combine Sub-accounts, or to substitute underlying mutual funds or portfolios of underlying mutual funds.

Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. Your Account Value allocated to the Sub-accounts may increase or decrease. You bear the entire investment risk.

Separate Account D

During the accumulation phase, assets supporting our obligations based on Fixed Allocations are held in American Skandia Life Assurance Corporation Separate Account D, also referred to as Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D. Separate Account D was established by us pursuant to Connecticut law.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Participant who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.


We have sole discretion over the investment managers retained to manage the assets maintained in Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, Fleet Investment Advisors, Inc. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).


We are not obligated to invest according to specific guidelines or strategies except as may be required by Connecticut and other state insurance laws.

WHAT IS THE LEGAL STRUCTURE OF THE UNDERLYING FUNDS?
Each underlying mutual fund is registered as an open-end management investment company under the Investment Company Act. Shares of the underlying mutual fund portfolios are sold to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be sold directly to qualified pension and retirement plans. The Galaxy VIP Fund is registered under the Investment Company Act as an open-end diversified management investment company. It was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated May 27, 1992.

Voting Rights

We are the legal owner of the shares of the underlying mutual funds in which the Sub-accounts invest. However, under SEC rules, you have voting rights in relation to Account Value maintained in the Sub-accounts. If an underlying mutual fund portfolio requests a vote of shareholders, we will vote our shares in the manner directed by Participants with Account Value allocated to that Sub-account. Participants have the right to vote an amount equal to the number of shares attributable to their contracts. If we do not receive voting instructions in relation to certain shares, we will vote those shares in the same manner and proportion as the shares for which we have received instructions. We will furnish those Participants who have Account Value allocated to a Sub-account whose underlying mutual fund portfolio has requested a "proxy" vote with the necessary forms to provide us with their instructions. Generally, you will be asked to provide instructions for us to vote on matters such as changes in a fundamental investment strategy, adoption of a new investment advisory agreement, or matters relating to the structure of the underlying mutual fund that require a vote of shareholders.

Material Conflicts

It is possible that differences may occur between companies that offer shares of an underlying mutual fund portfolio to their respective separate accounts issuing variable annuities and/or variable life insurance products. Differences may also occur surrounding the offering of an underlying mutual fund portfolio to variable life insurance policies and variable annuity contracts that we offer. Under certain circumstances, these differences could be considered "material conflicts," in which case we would take necessary action to protect persons with voting rights under our variable annuity contracts and variable life insurance policies against persons with voting rights under other insurance companies' variable insurance products. If a "material conflict" were to arise between owners of variable annuity contracts and variable life insurance policies issued by us we would take necessary action to treat such persons equitably in resolving the conflict. "Material conflicts" could arise due to differences in voting instructions between owners of variable life insurance and variable annuity contracts of the same or different companies. We monitor any potential conflicts that may exist.

WHO DISTRIBUTES ANNUITIES OFFERED BY AMERICAN SKANDIA?


American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of American Skandia, Inc., is the distributor and principal underwriter of the securities offered through this prospectus. ASM acts as the distributor of a number of annuity and life insurance products we offer and both American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust.


ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with independent broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity to customers of one or more subsidiaries of Fleet Financial Group, Inc., but are exempt from registration. Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. The investment advisor of the underlying mutual fund, Fleet Investment Advisors, Inc., is a subsidiary of Fleet Financial Group, Inc. In certain cases, the broker-dealer may also be an affiliate of the investment advisor of the underlying mutual fund. In addition, ASM may offer the Annuity directly to potential purchasers.

In addition, firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We or ASM may enter into compensation arrangements with certain firms. These arrangements will not be offered to all firms and the terms of such arrangements may differ between firms. Any such compensation will be paid by us or ASM and will not result in any additional charge to you. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or other compensation.

Advertising: We may advertise certain information regarding the performance of the investment options. Details on how we calculate performance for the Sub-accounts are found in the Statement of Additional Information. This information may help you review the performance of the investment options and provide a basis for comparison with other annuities. It may be less useful when comparing the performance of the investment options with other savings or investment vehicles. Such other investments may not provide some of the benefits of annuities, or may not be designed for long-term investment purposes. Additionally other savings or investment vehicles may not be receive the beneficial tax treatment given to annuities under the Code.

Performance information on the Sub-accounts is based on past performance only and is not an indication or representation of future performance. Performance of the Sub-accounts is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual fund portfolios and upon prevailing market conditions and the response of the underlying mutual fund portfolios to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual fund portfolios. Such changes are reflected, in turn, in the Sub-accounts which invest in such underlying mutual fund portfolios. In addition, the amount of charges assessed against each Sub-account will affect performance.

We may advertise the performance of the underlying mutual fund portfolios in the form of "Standard" and "Non-standard" Total Returns. "Standard Total Return" figures assume that all charges and fees are applicable for the period shown. "Non-standard Total Return" figures may also be used that do not reflect all fees and charges. We may calculate Non-standard Total Returns that do not reflect deduction of the Set-Up Fee and/or the Annual Maintenance Fee.

The information we may advertise regarding the Fixed Allocations may include the then current interest rates we are crediting to new Fixed Allocations. Information on current rates will be as of the date specified in such advertisement. Rates will be included in advertisements to the extent permitted by law. Given that the actual rates applicable to any Fixed Allocation are as of the date of any such Fixed Allocation's Guarantee Period begins, the rate credited to a Fixed Allocation may be more or less than those quoted in an advertisement.


Advertisements   we  distribute   may  also  compare  the   performance  of  our
Sub-accounts with: (a) certain unmanaged market indices, including but not limited to the Dow Jones Industrial Average, the Standard & Poor's 500, the NASDAQ 100, the Shearson Lehman Bond Index, the Frank Russell non-U.S. Universal Mean, the Morgan Stanley Capital International Index of Europe, Asia and Far East Funds, and the Morgan Stanley Capital International World Index; and/or (b) other management investment companies with investment objectives similar to the mutual fund or portfolio underlying the Sub-accounts being compared. This may include the performance ranking assigned by various publications, including but not limited to the Wall Street Journal, Forbes, Fortune, Money, Barron's, Business Week, USA Today and statistical services, including but not limited to Lipper Analytical Services Mutual Funds Survey, Lipper Annuity and Closed End Survey, the Variable Annuity Research Data Survey, SEI, the Morningstar Mutual Fund Sourcebook and the Morningstar Variable Annuity/Life Sourcebook.


American Skandia Life Assurance Corporation may advertise its rankings and/or ratings by independent financial ratings services. Such rankings may help you in evaluating our ability to meet our obligations in relation to Fixed Allocations, pay minimum death benefits, pay annuity payments or administer Annuities. Such rankings and ratings do not reflect or relate to the performance of Separate Account E.

AVAILABLE INFORMATION

A Statement of Additional Information is available from us without charge upon your request. This Prospectus is part of the registration statement we filed with the SEC regarding this offering. Additional information on us and this offering is available in those registration statements and the exhibits thereto. You may obtain copies of these materials at the prescribed rates from the SEC's Public Reference Section, 450 Fifth Street N.W., Washington, D.C., 20549. You may inspect and copy those registration statements and exhibits thereto at the SEC's public reference facilities at the above address, Room 1024, and at the SEC's Regional Offices, 7 World Trade Center, New York, NY, and the Everett McKinley Dirksen Building, 219 South Dearborn Street, Chicago, IL. These documents, as well as documents incorporated by reference, may also be obtained through the SEC's Internet Website (http://www.sec.gov) for this registration statement as well as for other registrants that file electronically with the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

To the extent and only to the extent that any statement in a document incorporated by reference into this Prospectus is modified or superseded by a statement in this Prospectus or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Prospectus. The Annual Report on Form 10-K for the year ended December 31, 1999 previously filed by the Company with the SEC under the Exchange Act is incorporated by reference in this Prospectus.

We will furnish you without charge a copy of any or all of the documents incorporated by reference in this Prospectus, including any exhibits to such documents which have been specifically incorporated by reference. We will do so upon receipt of your written or oral request.


HOW TO CONTACT US You can contact us by:

|X| calling our Customer Service Team at 1-800-444-3970 or our automated telephone access and response system (STARS) at 1-800-766-4530
|X|  writing to us at American  Skandia Life Assurance  Corporation,  Attention:
     Galaxy Annuity Customer Service, P.O. Box 7038, Bridgeport, Connecticut 06601-7038
|X| sending an email to customerservice@americanskandia.com or visiting our Internet Website at www.americanskandia.com
|X| accessing information about your Annuity through our Internet Website at www.americanskandia.com

You can obtain account information through our automated telephone access and response system (STARS) and at www.americanskandia.com, our Internet Website. Our Customer Service representatives are also available during business hours to provide you with information about your account. You can request certain transactions through our telephone voice response system, our Internet Website or through a customer service representative. You can provide authorization for a third party, including your attorney-in-fact acting pursuant to a power of attorney or a financial professional, to access your account information and perform certain transactions on your account. You will need to complete a form provided by us which identifies those transactions that you wish to authorize via telephonic and electronic means and whether you wish to authorize a third party to perform any such transactions. We require that you or your representative provide proper identification before performing transactions over the telephone or through our Internet Website. This may include a Personal Identification Number (PIN) that will be provided to you upon issue of your Annuity or you may establish or change your PIN through our automated telephone access and response system (STARS) and at www.americanskandia.com, our Internet Website. Any third party that you authorize to perform financial transactions on your account will be assigned a PIN for your account.

Transactions requested via telephone are recorded. To the extent permitted by law, we will not be responsible for any claims, loss, liability or expense in connection with a transaction requested by telephone or other electronic means if we acted on such transaction instructions after following reasonable procedures to identify those persons authorized to perform transactions on your Annuity using verification methods which may include a request for your Social Security number, PIN or other form of electronic identification. We may be liable for losses due to unauthorized or fraudulent instructions if we did not follow such procedures.

American Skandia does not guarantee access to telephonic and electronic information or that we will be able to accept transaction instructions via the telephone or electronic means at all times. American Skandia reserves the right to limit, restrict or terminate telephonic and electronic transaction privileges at any time.

INDEMNIFICATION

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers or persons controlling the registrant pursuant to the foregoing provisions, the registrant has been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

LEGAL PROCEEDINGS

As of the date of this Prospectus, neither we nor ASM were involved in any litigation outside of the ordinary course of business, and know of no material claims.

EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers, directors and certain significant employees, their ages, positions with us and principal occupations are indicated below. The immediately preceding work experience is provided for officers that have not been employed by us or an affiliate for at least five years as of the date of this Prospectus.

Name/                                                         Position with American Skandia
Age                                                           Life Assurance Corporation                        Principal Occupation
---                                                           --------------------------                        --------------------

Patricia J. Abram                                             Senior Vice President                            Senior Vice President
48                                                                                                       and National Sales Manager,
                                                                                                                      Variable Life:
                                                                                                                   American Skandia
                                                                                                             Marketing, Incorporated

Ms. Abram  joined us in 1998.  She  previously  held the position of Senior Vice
President, Chief Marketing Officer with Mutual Service Corporation. Ms. Abram was employed there since 1982.

Lori Allen                                                    Vice President                                         Vice President:
30                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Kimberly Anderson                                             Vice President                                         Vice President,
33                                                                                                           National Sales Manager/
                                                                                                                    Qualified Plans:
                                                                                            American Skandia Marketing, Incorporated

Robert M. Arena                                               Vice President                                         Vice President:
31                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Arena joined us in 1995. He previously held an internship position with KPMG
Peat  Marwick in 1994 and the position of Group Sales  Representative  with Paul
Revere Insurance from October, 1990 to August, 1993.

Gordon C. Boronow                                             President and                                            President and
47                                                            Deputy Chief Executive Officer         Deputy Chief Executive Officer:
                                                              Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

Robert W. Brinkman                                            Senior Vice President                           Senior Vice President,
35                                                                                                           National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Malcolm M. Campbell                                           Director (since July, 1991)                 Director of Operations and
44                                                                                                     Chief Actuary, Assurance and
                                                                                                        Financial Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Jan R. Carendi                                                Chief Executive                    Senior Executive Vice President and
55                                                            Officer and                      Member of Executive Management Group:
                                                              Chairman of the                         Skandia Insurance Company Ltd.
                                                              Board of Directors
                                                              Director (since May, 1988)

Carl Cavaliere                                                Vice President                                         Vice President:
37                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Cavaliere joined us in 1998. He previously held the position of Director of Operations with Aetna, Inc. since 1989.


Y.K. Chan                                                     Senior Vice President                            Senior Vice President
42                                                                                                    and Chief Information Officer:
                                                                                                        American Skandia Information
                                                                                                 Services and Technology Corporation

Mr. Chan joined us in 1999. He previously held the position of Chief Information
Officer with E.M. Warburg Pincus from January 1995 until April 1999 and the position of Vice President, Client Server Application Development with Scudder,
Stevens and Clark from January 1991 until January 1995.

Lucinda C. Ciccarello                                         Vice President                           Vice President, Mutual Funds:
41                                                                                                                 American Skandia
                                                                                                             Marketing, Incorporated

Ms.  Ciccarello joined us in 1997. She previously held the position of Assistant
Vice President with Phoenix Duff & Phelps since 1984.

Lincoln R. Collins                                            Senior Vice President                           Senior Vice President:
39                                                            Director (since February, 1996)                  American Skandia Life
                                                                                                               Assurance Corporation

Tim Cronin                                                    Vice President                                         Vice President:
34                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Cronin joined us in 1998. He previously held the position of  Manager/Client
Investor with Columbia Circle Investors since 1995.

Henrik Danckwardt                                             Director (since July, 1991)                        Director of Finance
46                                                                                                               and Administration,
                                                                                                             Assurance and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

Harold Darak                                                  Vice President                                         Vice President:
39                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr.   Darak   joined  us  in  1999.   He   previously   held  the   position  of
Consultant/Senior Manager with Deloitte & Touche since 1998 and the positions of
Second  Vice  President  with The  Guardian  since 1996 and The  Travelers  from
October, 1982 until December, 1995.

Wade A. Dokken                                                Deputy Chief Executive Officer                           DCEO and COO:
40                                                            and Chief Operating Officer                      American Skandia Life
                                                              Director (since July, 1991)                      Assurance Corporation


Elaine C. Forsyth                                             Vice President                                         Vice President:
38                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Larisa Gromyko                                                Director, Insurance Compliance         Director, Insurance Compliance:
53                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Maureen Gulick                                                Director, Business Operations           Director, Business Operations:
37                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Berthann Jones                                                Vice President                                         Vice President:
45                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Ms.  Jones  joined  us in  1997.  She  previously  held  the  position  of  Vice
President/Trust  Officer with Ridgefield Bank since 1996 and Manager with Wright
Investors Service since 1993.

Ian Kennedy                                                   Senior Vice President                           Senior Vice President,
52                                                                                                                 Customer Service:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Mr. Ian Kennedy joined us in 1998. He previously was self-employed since 1996 and held the position of Vice President, Customer Service with SunLife of Canada from September, 1968 to August, 1995.

T. Richard Kennedy                                            General Counsel and                                   General Counsel:
65                                                            Director (since March, 2000)                     American Skandia Life
                                                                                                               Assurance Corporation

Mr. T. Richard Kennedy joined us in 1999. He previously was Managing Partner with the law firm of Werner & Kennedy.

N. David Kuperstock                                           Vice President                                         Vice President:
48                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Thomas M. Mazzaferro                                          Executive Vice President and              Executive Vice President and
47                                                            Chief Financial Officer,                      Chief Financial Officer:
                                                              Director (since September, 1994)                 American Skandia Life
                                                                                                               Assurance Corporation

Gunnar J. Moberg                                              Director (since October, 1994)         Director - Marketing and Sales,
45                                                                                                          Assurances and Financial
                                                                                                                  Services Division:
                                                                                                      Skandia Insurance Company Ltd.

David R. Monroe                                               Senior Vice President,                          Senior Vice President,
38                                                            Treasurer and                                            Treasurer and
                                                              Corporate Controller                             Corporate Controller:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Mr. Monroe joined us in 1996. He  previously  held  positions of Assistant  Vice
President at Allmerica Financial since 1994.

Michael A. Murray                                             Senior Vice President                                  Vice President,
31                                                                                                           National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Brian O'Connor                                                Vice President                                         Vice President,
35                                                                                                           National Sales Manager,
                                                                                                               Internal Wholesaling:
                                                                                                                    American Skandia

                                                                                                             Marketing, Incorporated

M. Patricia Paez                                              Vice President                                         Chief of Staff:
39                                                                                                            American Skandia, Inc.




Polly Rae                                                     Vice President                                         Vice President:
37                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Rebecca Ray                                                   Vice President                                         Vice President:
44                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Ms.  Ray  joined us in 1999.  She  previously  held the  position  of First Vice
President with Prudential  Securities since 1997 and Vice President with Merrill
Lynch since 1995.

Rodney D. Runestad                                            Vice President                                         Vice President:
50                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Hayward L. Sawyer                                             Senior Vice President                         Executive Vice President
55                                                                                                           National Sales Manager:
                                                                                                                   American Skandia
                                                                                                             Marketing, Incorporated

Lisa Shambelan                                                Vice President                                         Vice President:
34                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Karen Stockla                                                 Vice President                                         Vice President,
33                                                                                                Intellectual Resources Department:
                                                                                                               American Skandia Life
                                                                                                               Assurance Corporation

Ms. Stockla joined us in 1998. She previously held the position of Manager, Application Development with Citizens Utilities Company since 1996 and HRIS Tech
Support Representative with Yale New Haven Hospital since 1993.

William H. Strong                                             Vice President                                         Vice President:
56                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr. Strong joined us in 1997. He previously held the position of Vice President with American Financial Systems from June 1994 to October 1997 and the position of Actuary with Connecticut Mutual Life from June 1965 to June 1994.

Leslie S. Sutherland                                          Vice President                                         Vice President,
46                                                                                                    National Key Accounts Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Amanda C. Sutyak                                              Vice President                                         Vice President:
42                                                            Director (since July, 1991)                      American Skandia Life
                                                                                                               Assurance Corporation

Christian A. Thwaites                                         Senior Vice President                           Senior Vice President,
42                                                                                                      National Marketing Director:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Mr. Thwaites joined us in 1996. He previously held the position of consultant with Monitor Company since October 1995 and Vice President with Aetna, Inc.
since 1995.


Mary Toumpas                                                  Vice President                                      Vice President and
48                                                                                                              Compliance Director:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Ms. Toumpas  joined us in 1997.  She  previously  held the position of Assistant
Vice President with Chubb Life/Chubb Securities since 1973.

Bayard F. Tracy                                               Senior Vice President and                       Senior Vice President,
52                                                            Director (since September, 1994)               National Sales Manager:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Deborah G. Ullman                                             Senior Vice President                        Senior Vice President and
45                                                                                                          Chief Operating Officer:
                                                                                                                    American Skandia
                                                                                                             Marketing, Incorporated

Ms. Ullman joined us in 1998. She previously held the position of Vice President with Aetna, Inc. since 1977.

Jeffrey M. Ulness                                             Vice President                                         Vice President:
39                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Derek Winegard                                                Vice President                                         Vice President:
41                                                                                                             American Skandia Life
                                                                                                               Assurance Corporation

Mr.  Winegard  joined us in 1999. He previously held the position of Senior Vice
President with Trust Consultants, Inc. since 1991.

Brett M. Winson                                               Senior Vice President and                       Senior Vice President,
44                                                            Director (since March 2000)          Intellectual Resource Development
                                                                                                              American Skandia, Inc.

Mr. Winson  joined us in 1998.  He  previously  held the position of Senior Vice
President with Sakura Bank, Ltd. since 1990.


CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

The following are the contents of the Statement of Additional Information:

General Information about American Skandia
|X|      American Skandia Life Assurance Corporation

|X|      American Skandia Life Assurance Corporation Variable Account E
|X|      American Skandia Life Assurance Corporation Separate Account D

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated

How Performance Data is Calculated
|X|      Current and Effective Yield
|X|      Total Return

How the Unit Price is Determined

Additional Information on Fixed Allocations
|X|      How We Calculate the Market Value Adjustment

General Information
|X|      Voting Rights
|X|      Modification

|X|      Deferral of Transactions
|X|      Misstatement of Age or Sex
|X|      Ending the Offer

Independent Auditors

Legal Experts

Financial Statements

|X|      Appendix A - American Skandia Life Assurance Corporation Variable
         Account E

            APPENDIX A - FINANCIAL INFORMATION ABOUT AMERICAN SKANDIA

SELECTED FINANCIAL DATA

The following table summarizes information with respect to the operations of the
Company:


(in thousands)                                                     For the Year Ended December 31,

                                                 1999              1998           1997           1996            1995
                                                 ----              ----           ----           ----            ----
STATEMENT OF OPERATIONS DATA

Revenues:
Annuity and life insurance
   charges and fees*                       $     289,989   $      186,211   $    121,158     $    69,780   $    38,837
Fee income                                        83,243           50,839         27,593          16,420         6,206
Net investment income                             10,441           11,130          8,181           1,586         1,601
Premium income and
    other revenues                                 3,688            1,360          1,082             265            45
                                           -------------    -------------   ------------     -----------   -----------
Total revenues                             $     387,361    $     249,540   $    158,014     $    88,051   $    46,689
                                           =============    =============   ============     ===========   ===========

Benefits and Expenses:
Annuity and life insurance benefits        $         612    $         558   $      2,033     $       613   $       555
Change in annuity policy reserves                  3,078            1,053             37             635        (6,779)
Cost of minimum death benefit
    reinsurance                                    2,945            5,144          4,545           2,867         2,057
Return credited to contractowners                 (1,639)          (8,930)        (2,018)            673        10,613
Underwriting, acquisition and

    other insurance expenses                     206,350          167,790         90,496          49,887        35,914
Interest expense                                  69,502           41,004         24,895          10,791         6,500
                                           -------------    -------------  -------------    ------------  ------------

Total benefits and expenses                $     280,848    $     206,619  $     119,988    $     65,466  $     48,860
                                           =============    =============  =============    ============  ============
Income tax expense (benefit)               $      30,344    $       8,154  $      10,478    $     (4,038) $        397
                                           =============    =============  =============    ============  ============

Net income (loss)                          $      76,169    $      34,767  $      27,548    $     26,623  $     (2,568)
                                           =============    =============  =============    ============  =============

STATEMENT OF FINANCIAL CONDITION

Total Assets                               $  30,849,414    $  18,848,273  $  12,894,290    $  8,268,696  $  4,956,018
                                           =============    =============  =============    ============  ============

Future fees payable to parent              $     576,034    $     368,978  $     233,034    $     47,112  $          -
                                           =============    =============  =============    ============  ============

Surplus Notes                              $     179,000    $     193,000  $     213,000    $    213,000  $    103,000
                                           =============    =============  =============    ============  ============
Shareholder's  Equity                      $     359,434    $     250,417  $     184,421     $   126,345  $     59,713
                                           =============    =============  =============     ===========  ============

* On annuity and life  insurance  sales of $6,862,968,  $4,159,662,  $3,697,990,
$2,795,114, and $1,628,486 during the years ended December 31, 1999, 1998, 1997,
1996, and 1995, respectively, with contractowner assets under management of $29,396,693, $17,854,761, $12,119,191, $7,764,891, and $4,704,044 as of December
31, 1999, 1998, 1997, 1996 and 1995, respectively.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Management's Discussion and Analysis of Financial Condition and Results of Operations should be read in conjunction with the financial statements and the notes thereto and Item 6, Selected Financial Data.

Management's Discussion and Analysis of Financial Condition and Results of Operations contains certain forward-looking statements pursuant to the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on estimates and assumptions that involve certain risks and uncertainties, therefore actual results could differ materially due to factors not currently known. These factors include significant changes in financial markets and other economic and business conditions, state and federal legislation and regulation, ownership and competition.

 Results of Operations

 Annuity and life insurance sales increased 65%, 12%, and 32% in 1999, 1998 and 1997, respectively. The Company continues to show significant growth in sales volume as a result of innovative product development activities, the recruitment and retention of top producers, and the success of its highly rated customer service teams. The sales growth was also attributable to the strong performance of the underlying mutual funds, which support the Separate Account assets. All three major distribution channels achieved significant sales growth in 1999.

 As a result of the significant growth in sales and assets under management, contractowner fees and charges and fees generated from transfer agency-type and investment support activities increased considerably over the past three years:

     (annual percentage growth)   1999              1998              1997

   Annuity and life insurance
     charges and fees              56%               54%              74%
   Fee income                      64%               84%              68%

Net investment income decreased 6% in 1999, increased 36% and 416% in 1998 and 1997, respectively. The decrease in 1999 was the result of $1,036,000 of amortization of the premium paid on a derivative instrument purchased during 1999. As noted in Note 2C of Notes to Consolidated Financial Statements, the derivative instrument, an equity put option, was purchased as a hedge against potential GMDB reserves increases. Excluding the derivative amortization, 1999 net investment income increased 3% as a result of increased bond holdings in support of the Company's risk-based capital initiatives. The increases in 1998 and 1997 were generated from the bond holdings, which were increased in 1998 and 1997 to meet risk based capital goals, which in turn, have increased as a result of the growth in business.

 Premium income represents premiums earned on sale of ancillary contracts; immediate annuities with life contingencies, supplementary contracts with life contingencies and certain life insurance products. Sales of supplementary contracts increased in 1999 and decreased in slightly in 1998 and 1997. There were no immediate annuities sold in 1999 and sales in 1998 and 1997 were modest.

 Annuity benefits, which represent immediate annuities, supplementary contracts and death benefits paid on annuity contracts with mortality risks were not significant in each of the past three years due primarily to the age of the policies in force.

 The change in annuity policy reserves includes changes in reserves related to annuity contracts with mortality risks as well as the Company's guaranteed minimum death benefit ("GMDB") liability. During the second quarter of 1999, the Company's agreement to reinsure substantially all of its exposure on the GMDB was terminated and the business was recaptured, as the reinsurer had announced its intention to exit this market. The increase in reserves resulting from this change was offset by a decrease in reserves associated with the change to reserve methodology on the GMDB. The new reserve methodology complies with the National Association of Insurance Commissioners Actuarial Guideline XXXIV. In the later half of 1999, the Company instituted a hedge program to manage the market risk and reserve fluctuations associated with the GMDB policies through the use of equity put options. The Company is currently continuing this program while evaluating alternative hedging strategies.

 The reinsurance premium associated with the GMDB exposure is based on levels of assets under management. Due to increased sales and account growth, this cost had increased in 1997 and 1998 and through May 1999. The termination of the reinsurance treaty as of May 31, 1999 resulted in the year to year decrease in this benefit for the twelve months ended December 31, 1999.

 Return credited to contractowners consists of revenues on the variable and market value adjusted annuities and variable life insurance, offset by the benefit payments and change in reserves required on this business. Market value adjusted annuity activity has the largest impact on this benefit. In 1999, the Separate Account investment returns on these contracts did not meet the expected returns calculated in the reserves. In 1998, the actual returns significantly outperformed the expected returns and in 1997, these expectations were met.

 Underwriting, acquisition and other insurance expenses for 1999, 1998 and 1997 were as follows:


                       (in thousands)                     1999                 1998               1997
                                                          ----                 ----               ----

   Commissions and general expenses                    $ 576,649            $ 342,594          $ 281,560
   Net capitalization of deferred
      acquisition costs                                 (370,299)            (174,804)          (191,064)
                                                       ---------            ---------           ---------

   Underwriting, acquisition and other
      insurance expenses                               $ 206,350             $167,790            $90,496
                                                       =========             ========            =======

Commissions, general operating expenses and the net deferral of acquisition costs have all increased in 1999, due largely to record sales. Current sales trends have resulted in a shift to asset based commission agreements. This coupled with increased asset levels from increased sales and equity market appreciation have led to the increase in commissions and general expenses. In 1998, commissions and general expenses increased as a result of strong sales and start up costs associated with the Company's entry into variable life insurance and qualified plans. The net capitalization of acquisition costs decreased in 1998 as a result of increased amortization. In 1997, expense increases were driven primarily from strong sales.

Interest  expense  increased  $28,498,000,  $16,109,000 and $14,104,000 in 1999,
1998 and 1997, respectively, as a result of additional financing transactions, which consisted of the sale of future fees to the Parent ("securitization transactions"). In addition, the Company retired surplus notes on December 10, 1999 and December 31, 1998 of $14,000,000 and $20,000,000 respectively. Surplus notes outstanding as of December 31, 1999 and 1998 totaled $179,000,000 and $193,000,000, respectively.

The effective income tax rates for the years ended December 31, 1999, 1998 and 1997 were 28%, 19% and 28%, respectively. The effective rate is lower than the corporate rate of 35% due to permanent differences, with the most significant item being the dividend received deduction. Management believes that based on the taxable income produced in the past two years, as well as the continued growth in annuity sales, the Company will produce sufficient taxable income in future years to realize its deferred tax assets.

The Company generated net income after tax of $76,169,000, $34,767,000 and $27,548,000 in 1999, 1998 and 1997, respectively. The Company benefited in each of the past three years from strong sales growth and favorable market conditions. The Company considers Mexico an emerging market and has invested in the Skandia Vida operations with the expectation of generating profits from long-term savings products in future years. As such, Skandia Vida has generated net losses of $2,523,000, $2,514,000 and $1,438,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

Total assets grew 64%, 46%, and 56% in 1999, 1998 and 1997, respectively. These increases were a direct result of the substantial sales volume and market growth of the separate account assets. The sales and market growth also drove increases in deferred acquisition costs, as well as fixed maturity investments held in support of the Company's risk based capital requirements. Liabilities grew 64%, 46%, and 56% in 1999, 1998 and 1997, respectively, as a result of the reserves required for the increased sales activity along with the sale of future fees and charges during these periods. These sales of future fees and charges to the Parent are needed to fund the acquisition costs of the Company's variable annuity and life insurance business.

Liquidity and Capital Resources

The Company's liquidity requirement was met by cash from insurance operations, investment activities, borrowings from its Parent and the sale of rights to future fees and charges to its Parent.

The majority of the operating cash outflow resulted from the sale of variable annuity and variable life products which carry a contingent deferred sales charge. This type of product causes a temporary cash strain in that 100% of the proceeds are invested in separate accounts supporting the product leaving a cash (but not capital) strain caused by the acquisition cost for the new business. This cash strain required the Company to look beyond the cash made available by insurance operations and investments of the Company to financing in the form of surplus notes, capital contributions, the sale of certain rights to future fees and charges as well as modified coinsurance reinsurance arrangements:

     o During 1999 and 1998, the Company  received  $34,800,000 and $22,600,000, respectively, from ASI to support the capital needs of its U.S. operations during the current year along with the following year's anticipated growth in business. In addition, the Company received $1,690,000 and $5,762,000 from ASI in 1999 and 1998 to support its investment in Skandia Vida.

     o Funds received from new securitization transactions amounted to $265,710,000, $169,881,000, and $194,512,000 for 1999, 1998 and 1997,
     respectively (see Note 8 of the Notes to Audited Consolidated Financial Statements). In addition, $71,000,000 was received from ASI in the fourth quarter of 1999 in advance of a securitization transaction completed in the first quarter of 2000.

     o During 1999, 1998 and 1997, the Company extended its reinsurance agreements. The reinsurance agreements are modified coinsurance arrangements where the reinsurer shares in the experience of a specific book of business.

The Company expects the continued use of reinsurance and securitization transactions to fund the cash strain anticipated from the acquisition costs on the coming years' sales volume.

As of December  31, 1999 and 1998,  shareholder's  equity was  $359,434,000  and
$250,417,000,   respectively.  The  increases  were  driven  by  the  previously
mentioned  capital   contributions   received  from  ASI  and  net  income  from
operations.

The Company has long-term surplus notes and short-term borrowings with ASI. No dividends have been paid to ASI.

The National Association of Insurance Commissioners ("NAIC") requires insurance companies to report information regarding minimum Risk Based Capital ("RBC") requirements. These requirements are intended to allow insurance regulators to identify companies which may need regulatory attention. The RBC model law requires that insurance companies apply various factors to asset, premium and reserve items, all of which have inherent risks. The formula includes components for asset risk, insurance risk, interest risk and business risk. The Company has complied with the NAIC's RBC reporting requirements and has total adjusted capital well above required capital.

Effects of Inflation

The rate of inflation has not had a significant effect on the Company's financial statements.

Year 2000 Compliance

The Company's computer support is provided by its affiliate, American Skandia Information Services and Technology Corporation, which also provides such support for the Company's affiliated broker-dealer, American Skandia Marketing, Incorporated and the Company's affiliated investment advisory firm, American
Skandia Investment Services, Incorporated. Because of the nature of the Company's business, any assessment of the potential impact of the Year 2000 issues on the Company must be an assessment of the potential impact of these issues on all these companies, which are referred to below as "American Skandia".

The Company experienced no significant errors or disruptions in computer service, interfaces with computer systems of investment managers, sub-advisors, third party administrators, vendors and other business partners on or after January 1, 2000.

American Skandia engaged external information technology specialists to review its operating systems and internally developed software. The costs associated with these assessments and Year 2000 related remediation was $1,400,000 in 1999 and $750,000 in 1998 and prior. The Company was allocated the majority of these costs.

American Skandia continues to review new and existing systems and has contingency plans in place as part of its Business Continuity Plan. This plan involves virtually all aspects of the business and will continue to be a focus of management beyond the Year 2000 event.

Outlook

The Company believes that it is well positioned to retain and enhance its position as a leading provider of financial products for long-term savings and retirement purposes as well as to address the economic impact of premature death, estate and business planning concerns and supplemental retirement needs. Strength in the areas of investment options offered, innovative and leading edge product offerings and superior customer service are expected to allow the Company to continue to grow market share in a marketplace which continues to grow.

Certain regulatory and legislative initiatives or proposed accounting standards, if adopted, could adversely impact the Company, despite it's strong market position. Of particular importance is President Clinton's proposed budget for 2001, which includes proposed revenue-raising tax changes such as the "DAC tax" on annuity and life products that could further increase the Company's cash strain. In addition, the recently enacted Financial Services Modernization Act, which allows banks and insurance companies to affiliate under a common holding company, may create previously unseen competitive pressures that could impact the Company's ability to do business in the same manner it has previously. Additionally, discussions on regulation of the Internet may impact on the way the Company does business in the future.

QUANTITATIVE AND QUALITATIVE  DISCLOSURES ABOUT MARKET RISK

The Company is subject to potential fluctuations in earnings and the fair value of certain of its assets and liabilities, as well as variations in expected cash flows due to changes in market interest rates and equity prices. The following discussion focuses on specific exposures the Company has to interest rate and equity price risk and describes strategies used to manage these risks. The discussion is limited to financial instruments subject to market risks and is not intended to be a complete discussion of all of the risks the Company is exposed to.

Interest Rate Risk

Fluctuations in interest rates can potentially impact the Company's profitability and cash flows. The Company has 97% of assets held under management that are in non-guaranteed Separate Accounts for which the Company's exposure is not significant as the contractowner assumes substantially all the investment risk. On the remaining 3% of assets the interest rate risk from contracts that carry interest rate exposure, is managed through an asset/liability matching program which takes into account the risk variables of the insurance liabilities supported by the assets.

At December 31, 1999, the Company held in its general account $201,509,000 of fixed maturity investments that are sensitive to changes in interest rates. These securities are held in support of the Company's fixed immediate annuities and supplementary contracts ($29,912,000 in reserves at December 31, 1999) and in support of the Company's target solvency capital. The Company has a conservative investment philosophy with regard to these investments. All investments are investment grade corporate securities, government agency or U.S. government securities.

The Company's deferred annuity products offer a fixed option which subjects the Company to interest rate risk. The fixed option guarantees a fixed rate of interest for a period of time selected by the contractowner. Guarantee period options available range from 1 to 10 years. Withdrawal of funds before the end of the guarantee period subjects the contract holder to a market value adjustment ("MVA"). In the event of rising interest rates, which make the fixed maturity securities underlying the guarantee less valuable, the MVA could be negative. In the event of declining interest rates, which make the fixed maturity securities underlying the guarantee more valuable, the MVA could be positive. The resulting increase or decrease in the value of the fixed option, from calculation of the MVA, should substantially offset the increase or decrease in the market value of the securities underlying the guarantee. The Company maintains strict asset/liability matching to enable this offset. However, the Company still takes on the default risk for the underlying securities, the interest rate risk of reinvestment of interest payments and the risk of failing to maintain the asset/liability matching program with respect to duration and convexity. At December 31, 1999 the Company had $939,585,000 in fixed investment options subject to these risks.

Equity Market Exposure

The primary equity market risk to the Company comes from the nature of the variable annuity and variable life products sold by the Company. Various fees and charges earned are substantially derived as a percentage of the market value of assets under management. In a market decline, this income would be reduced. This could be further compounded by customer withdrawals, net of applicable surrender charge revenues, partially offset by transfers to the fixed option discussed above. A 10% decline in the market value of the assets under management at December 31, 1999, sustained throughout 2000, would result in an approximate drop in related annual fee income of $48,178,000.

As discussed in Note 2 of the Consolidated Financial Statements, in 1999 the Company utilized derivative instruments to hedge against the risk of significant decreases in equity markets which would expose the Company to increases in guaranteed minimum death benefits liabilities. Prior to the implementation of this program the Company utilized reinsurance to transfer this risk.

The Company has a small portfolio of equity investments; mutual funds which are held in support of a deferred compensation program. In the event of a decline in market values of underlying securities, the value of the portfolio would decline, however the accrued benefits payable under the related deferred compensation program would decline by a corresponding amount.

In addition, it is not clear what the impact of a prolonged downturn in the equity markets would have on ongoing sales. Customer's perceptions of a downturn in equity markets coupled with rising interest rates could move them into financial products other than variable annuities or variable life; however, the Company's products might remain attractive to purchasers in relation to other long-term savings vehicles even after such a decline.

                  AUDITED CONSOLIDATED FINANCIAL STATEMENTS OF
                  AMERICAN SKANDIA LIFE ASSURANCE CORPORATION



                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation
Shelton, Connecticut

We have audited the consolidated statements of financial condition of American Skandia Life Assurance Corporation (the "Company" which is a wholly-owned subsidiary of Skandia Insurance Company Ltd.) as of December 31, 1999 and 1998, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 1999. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of American Skandia Life Assurance Corporation at December 31, 1999 and 1998, and the consolidated results of their operations and cash flows for each of the three years in the period ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.

/s/Ernst & Young LLP


Hartford, Connecticut
February  11,  2000,
except for Note 18 as to which the date is March 22, 2000

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 Consolidated Statements of Financial Condition
                                 (in thousands)


                                                                                 As of December 31,
                                                                          1999                        1998
                                                                     ---------------            ----------------

ASSETS

Investments:
  Fixed maturities - at amortized cost                               $        3,360             $         8,289
  Fixed maturities - at fair value                                          198,165                     141,195
  Investment in mutual funds - at fair value                                 16,404                       8,210
  Derivative instruments                                                        189                           -
  Policy loans                                                                1,270                         569
                                                                      --------------              --------------

    Total investments                                                       219,388                     158,263

Cash and cash equivalents                                                    89,212                      77,525
Accrued investment income                                                     4,054                       2,880
Deferred acquisition costs                                                1,087,705                     721,507
Reinsurance receivable                                                        4,062                       4,191
Receivable from affiliates                                                        -                       1,161
Income tax receivable - deferred                                             51,726                      38,861
State insurance licenses                                                      4,263                       4,413
Fixed assets                                                                  3,305                         328
Other assets                                                                  4,533                       3,744
Separate account assets                                                  29,381,166                  17,835,400
                                                                     ---------------            ----------------

  Total assets                                                       $   30,849,414             $    18,848,273
                                                                     ===============            ================

LIABILITIES AND SHAREHOLDER'S EQUITY


Liabilities:
Reserve for future contractowner benefits                            $       11,215             $        37,508
Policy reserves                                                              29,912                      25,545
Drafts outstanding                                                           51,059                      28,941
Accounts payable and accrued expenses                                       158,590                      91,827
Income tax payable                                                           24,268                       6,657
Payable to affiliates                                                        68,736                           -
Future fees payable to parent                                               576,034                     368,978
Short-term borrowing                                                         10,000                      10,000
Surplus notes                                                               179,000                     193,000
Separate account liabilities                                             29,381,166                  17,835,400
                                                                     ---------------            ----------------

  Total Liabilities                                                      30,489,980                  18,597,856
                                                                     ---------------            ----------------

Shareholder's equity:
  Common stock, $100 and $80 par value, 25,000 shares authorized,
    issued and outstanding                                                    2,500                       2,000
  Additional paid-in capital                                                215,879                     179,889
  Retained earnings                                                         141,162                      64,993
  Accumulated other comprehensive income                                       (107)                      3,535
                                                                     ---------------            ----------------

    Total Shareholder's equity                                              359,434                     250,417
                                                                     ---------------            ----------------

    Total liabilities and shareholder's equity                       $   30,849,414             $    18,848,273
                                                                     ===============            ================

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      Consolidated Statements of Operations
                                 (in thousands)


                                                                     For the Year Ended December 31,
                                                              1999                1998                1997
                                                         --------------       -------------       -------------

REVENUES

Annuity and life insurance charges and fees              $     289,989        $    186,211        $    121,158
Fee income                                                      83,243              50,839              27,593
Net investment income                                           10,441              11,130               8,181
Premium income                                                   1,278                 874                 920
Net realized capital gains                                         578                  99                  87
Other                                                            1,832                 387                  75
                                                         --------------       -------------       -------------

  Total revenues                                               387,361             249,540             158,014
                                                         --------------       -------------       -------------


EXPENSES

Benefits:
  Annuity and life insurance benefits                              612                 558               2,033
  Change in annuity and life insurance policy reserves           3,078               1,053                  37
  Cost of minimum death benefit reinsurance                      2,945               5,144               4,545
  Return credited to contractowners                             (1,639)             (8,930)             (2,018)
                                                         --------------       -------------       -------------

                                                                 4,996              (2,175)              4,597

Expenses:
  Underwriting, acquisition and other insurance
    expenses                                                   206,350             167,790              90,496
  Interest expense                                              69,502              41,004              24,895
                                                         --------------       -------------       -------------

                                                               275,852             208,794             115,391
                                                         --------------       -------------       -------------

  Total benefits and expenses                                  280,848             206,619             119,988
                                                         --------------       -------------       -------------

    Income from operations before income tax                   106,513              42,921              38,026

      Income tax expense                                        30,344               8,154              10,478
                                                         --------------       -------------       -------------

        Net income                                       $      76,169        $     34,767        $     27,548
                                                         ==============       =============       =============

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                 Consolidated Statements of Shareholder's Equity
                                 (in thousands)


                                                                     For the Year Ended December 31,
                                                              1999                1998                1997
                                                         --------------      --------------      --------------

Common stock:
  Beginning balance                                      $       2,000       $       2,000       $       2,000
  Increase in par value                                            500                   -                   -
                                                         --------------      --------------      --------------

    Ending balance                                               2,500               2,000               2,000
                                                         --------------      --------------      --------------

Additional paid in capital:
  Beginning balance                                            179,889             151,527             122,250
  Transferred to common stock                                     (500)                  -                   -
  Additional contributions                                      36,490              28,362              29,277
                                                         --------------      --------------      --------------

    Ending balance                                             215,879             179,889             151,527
                                                         --------------      --------------      --------------

Retained earnings:
  Beginning balance                                             64,993              30,226               2,678
  Net income                                                    76,169              34,767              27,548
                                                         --------------      --------------      --------------

    Ending balance                                             141,162              64,993              30,226
                                                         --------------      --------------      --------------

Accumulated other comprehensive income:

  Beginning balance                                              3,535                 668                (584)
  Other comprehensive income                                    (3,642)              2,867               1,252
                                                         --------------      --------------      --------------

    Ending Balance                                                (107)              3,535                 668
                                                         --------------      --------------      --------------

      Total shareholder's equity                         $     359,434       $     250,417       $     184,421
                                                         ==============      ==============      ==============

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                      Consolidated Statements of Cash Flows
                                 (in thousands)


                                                                     For the Year Ended December 31,
                                                              1999                1998                1997
                                                         --------------       -------------      --------------

Cash flow from operating activities:

  Net income                                             $      76,169              34,767       $       27,548
  Adjustments to reconcile net income to net
    cash used in operating activities:
      Amortization and depreciation                              1,495                 251                  223
      Deferred tax expense                                     (10,903)            (14,242)              (9,631)
      Change in unrealized losses on derivatives                 3,749                   -                    -
      Increase in policy reserves                                4,367               1,130                3,176
      Change in receivable from/payable to affiliates           69,897                 166               (1,321)
      Change in income tax payable                              17,611               7,704               (2,172)
      Increase in other assets                                    (789)             (1,173)                (415)
      Increase in accrued investment income                     (1,174)               (438)                (483)
      Decrease/(increase) in reinsurance receivable                129               2,152                 (268)
      Increase in deferred acquisition costs                  (366,198)           (174,804)            (190,969)
      Increase in accounts payable and accrued expenses         66,763              20,637                5,719
      Increase in drafts outstanding                            22,118               9,663                6,245
      Change in foreign currency translation, net                  701                 (22)                (34)
      Realized capital gain                                       (578)                (99)                (87)
                                                         --------------       -------------      --------------

        Net cash used in operating activities                 (116,643)            (114,308)           (162,469)
                                                         --------------       -------------      --------------

Cash flow from investing activites:

      Purchase of fixed maturity investments                   (99,250)            (31,828)            (28,905)
      Proceeds from sale and maturity of fixed
        maturity investments                                    36,226               4,049              10,755
      Purchase of derivatives                                   (4,974)                  -                   -
      Purchase of shares in mutual funds                       (17,703)             (7,158)             (5,595)
      Proceeds from sale of shares in mutual funds              14,657               6,086               1,415
      Purchase of fixed assets                                  (3,178)                (18)               (189)
      Increase in policy loans                                    (701)                118                (528)
                                                         --------------       -------------      --------------

        Net cash used in investing activities                  (74,923)            (28,751)            (23,047)
                                                         --------------       -------------      --------------

Cash flow from financing activities:

      Capital contribution from parent                          22,490               8,362              29,277
      Increase in future fees payable to parent                207,056             135,944             185,922
      Net withdrawals from contractowner accounts              (26,293)             (5,696)              6,959
                                                         --------------       -------------      --------------

        Net cash provided by financing activities               203,253             138,610             222,158
                                                         --------------       -------------      --------------

          Net increase/(decrease) in cash and cash
            equivalents                                         11,687              (4,449)             36,642

          Cash and cash equivalents at beginning of year        77,525              81,974              45,332
                                                         --------------       -------------      --------------

            Cash and cash equivalent at end of year      $      89,212              77,525       $      81,974
                                                         ==============       =============      ==============

     Income taxes paid                                   $      23,637              14,651       $      22,308
                                                         ==============       =============      ==============

      Interest paid                                      $      69,697              35,588       $      16,916
                                                         ==============       =============      ==============

                See notes to consolidated financial statements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

                   Notes to Consolidated Financial Statements

                                December 31, 1999

1.  ORGANIZATION AND OPERATION

    American Skandia Life Assurance Corporation (the "Company") is a wholly-owned subsidiary of American Skandia, Inc. ("ASI", formerly known as American Skandia Investment Holding Corporation) whose ultimate parent is Skandia Insurance Company Ltd., a Swedish Corporation.

    The Company develops long-term savings and retirement products which are distributed through its affiliated broker/dealer company, American Skandia Marketing, Incorporated ("ASM"). The Company currently issues variable life insurance and variable, fixed, market value adjusted and immediate annuities for individuals, groups and qualified pension plans.

    The Company has 99.9% ownership in Skandia Vida, S.A. de C.V. ("Skandia Vida") which is a life insurance company domiciled in Mexico. Skandia Vida had total shareholder's equity of $4,592,000 and $4,724,000 as of December 31, 1999, and 1998, respectively. The Company considers Mexico an emerging market and has invested in the Skandia Vida operations with the expectation of generating profits from long-term savings products in future years. As such, Skandia Vida has generated net losses of $2,523,000, $2,514,000 and $1,438,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    A.  Basis of Reporting

        The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles. Intercompany transactions and balances have been eliminated in consolidation.

        Certain reclassifications have been made to prior year amounts to conform with the current year presentation.

    B.  New Accounting Pronouncements

        In March 1998, the American Institute of Certified Public Accountants issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Software Developed or Obtained for Internal Use. The SOP, which has been adopted prospectively as of January 1, 1999, requires the capitalization of certain costs incurred in connection with developing or obtaining internal use software. Prior to the adoption of SOP 98-1, the Company expensed all internal use software related costs as incurred. The Company has identified and capitalized $3,035,000 of costs associated with internal use software during 1999 and is amortizing the applicable costs on a straight-line basis over a three year period. At December 31, 1999, the unamortized balance was $2,920,000 and is included in fixed assets.

        In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). Subsequently, in July 1999, FASB issued FAS 137 "Deferral of the Effective Date of FASB Statement 133". The adoption date was delayed to fiscal years beginning after June 15, 2000. The Company is currently evaluating the potential impact on its financial position.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    C.  Investments

        The Company has classified its fixed maturity investments as either held-to-maturity or available-for-sale. Investments classified as held-to-maturity are investments that the Company has the ability and intent to hold to maturity. Such investments are carried at amortized cost. Those investments which are classified as available-for-sale are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

        The Company has classified its mutual fund investments held in support of a deferred compensation plan are available-for-sale. Such investments are carried at fair value and changes in unrealized gains and losses are reported as a component of other comprehensive income.

        Derivative instruments are recorded consistent with hedged items. The Company hedges the market value fluctuations of the guaranteed minimum death benefit ("GMDB") exposure embedded in its policy reserves and as such, the portion of the derivative instrument which constitutes an effective hedge is carried at market value. The cost associated with the portion of the instrument which is not considered an effective hedge is amortized to investment income over the life of the instrument.

        Policy loans are carried at their unpaid principal balances.

        Realized gains and losses on disposal of investments are determined by the specific identification method and are included in revenues.

    D.  Derivative Instruments

        During the second quarter of 1999, the Company's agreement to reinsure substantially all of its exposure on its GMDB liability was terminated and the business was recaptured, as the reinsurer had recently announced its intention to exit this market. In response, the Company instituted a hedge program to effectively manage the market risk associated with GMDB reserve fluctuations using put options. The cash invested in the put options is at risk to the extent that the value of the underlying index is less than the strike price at the exercise date. This would be offset by a corresponding decrease in the hedged GMDB exposure.

    E.  Cash Equivalents

        The Company considers all highly liquid time deposits, commercial paper and money market mutual funds purchased with a maturity of three months or less to be cash equivalents.

    F.  Fair Values of Financial Instruments

        The methods and assumptions used to determine the fair value of financial instruments are as follows:

        Fair values of fixed maturities with active markets are based on quoted market prices. For fixed maturities that trade in less active markets, fair values are obtained from an independent pricing service.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    F.  Fair Values of Financial Instruments (continued)

        Fair values of investments in mutual funds are based on quoted market prices.

        The fair value of the portion of the derivative instrument which constitutes an effective hedge is determined based on current value of the underlying index.

        The carrying value of cash and cash equivalents approximates fair value due to the short-term nature of these investments.

        The carrying value of short-term borrowing approximates fair value due to the short-term nature of these liabilities.

        Fair values of certain financial instruments, such as future fees payable to parent and surplus notes are not readily determinable and are excluded from fair value disclosure requirements.

    G.  State Insurance Licenses

        Licenses to do business in all states have been capitalized and reflected at the purchase price of $6,000,000 less accumulated amortization. The cost of the licenses is being amortized on a straight line basis over 40 years.

    H.  Income Taxes

        The Company is included in the consolidated federal income tax return and combined state income tax return of an upstream company, Skandia AFS Development Holding Corporation and certain of its subsidiaries. In accordance with the tax sharing agreement, the federal and state income tax provisions are computed on a separate return basis as adjusted for consolidated items such as net operating loss carryforwards.

        Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

    I.  Recognition of Revenue and Contract Benefits

        Revenues for variable annuity contracts consist of charges against contractowner account values for mortality and expense risks, administration fees, surrender charges and an annual maintenance fee per contract. Benefit reserves for variable annuity contracts represent the account value of the contracts and are included in the separate account liabilities.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    I.  Recognition of Revenue and Contract Benefits (continued)

        Revenues for market value adjusted fixed annuity contracts consist of separate account investment income reduced by benefit payments and changes in reserves in support of contractowner obligations, all of which are included in return credited to contractowners. Benefit reserves for these contracts represent the account value of the contracts, and are included in the general account reserve for future contractowner benefits to the extent in excess of the separate account liabilities.

        Revenues for immediate annuity contracts without life contingencies consist of net investment income. Revenues for immediate annuity contracts with life contingencies consist of single premium payments recognized as annuity considerations when received. Benefit reserves for these contracts are based on the Society of Actuaries 1983 Table-a with assumed interest rates that vary by issue year. Assumed interest rates ranged from 6.25% to 8.25% at December 31, 1999 and 1998.

        Revenues for variable life insurance contracts consist of charges against contractowner account values for mortality and expense risk fees, cost of insurance fees, taxes and surrender charges. Certain contracts also include charges against premium to pay state premium taxes. Benefit reserves for variable life insurance contracts represent the account value of the contracts and are included in the separate account liabilities.

    J.  Deferred Acquisition Costs

        The costs of acquiring new business, which vary with and are primarily related to the production of new business, are being deferred net of reinsurance. These costs include commissions, costs of contract issuance, and certain selling expenses that vary with production. These costs are being amortized generally in proportion to expected gross profits from surrender charges, policy and asset based fees and mortality and expense margins. This amortization is adjusted retrospectively and prospectively when estimates of current and future gross profits to be realized from a group of products are revised.

        Details of the deferred acquisition costs and related amortization for the years ended December 31, are as follows:


                           (in thousands)                        1999                    1998                  1997
                                                                 ----                    ----                  ----

                  Balance at beginning of year                   $721,507              $546,703              $355,734
                                                                 --------              --------              --------

                  Acquisition costs deferred

                     during the year                              450,059               261,432               243,476

                  Acquisition costs amortized

                     during the year                              (83,861)              (86,628)              (52,507)
                                                                 ---------             --------              --------

                                                                  366,198               174,804               190,969
                                                                  -------               -------               -------

                  Balance at end of year                       $1,087,705              $721,507              $546,703
                                                               ==========              ========              ========

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    K.  Reinsurance

        The Company cedes reinsurance under modified co-insurance arrangements. These reinsurance arrangements provide additional capacity for growth in supporting the cash flow strain from the Company's variable annuity and variable life insurance business. The reinsurance is effected under quota share contracts.

        As noted in Note 2D, the Company reinsured its exposure to market fluctuations associated with its GMDB liability in 1999, 1998 and the beginning of 1997. Under this reinsurance agreement, the Company ceded premiums of $2,945,000, $5,144,000 and $4,545,000; received claim
        reimbursements   of  $242,000,   $9,000  and  $46,000;   and,   recorded
        increases/(decreases) in reserves of ($2,763,000), ($323,000) and $918,000 in each of the three years, respectively.

        At December 31, 1999 and 1998, in accordance with the provisions of a modified coinsurance agreement, the Company accrued $41,000 and $1,976,000, respectively, for amounts receivable from favorable reinsurance experience on a block of variable annuity business.

    L.  Translation of Foreign Currency

        The financial position and results of operations of the Company's Mexican subsidiary are measured using local currency as the functional currency. Assets and liabilities of the subsidiary are translated at the exchange rate in effect at each year-end. Statements of income and shareholder's equity accounts are translated at the average rate prevailing during the year. Translation adjustments arising from the use of differing exchange rates from period to period are reported as a component of other comprehensive income.

    M.  Separate Accounts

        Assets and liabilities in Separate Accounts are included as separate captions in the consolidated statements of financial condition. Separate Account assets consist principally of long term bonds, investments in mutual funds, short-term securities and cash and cash equivalents, all of which are carried at fair value. The investments are managed predominately through the Company's investment advisory affiliate, American Skandia Investment Services, Inc. ("ASISI"), utilizing various fund managers as sub-advisors. The remaining investments are managed by independent investment firms. The contractowner has the option of directing funds to a wide variety of mutual funds. The investment risk on the variable portion of a contract is borne by the contractowner. A fixed option with a minimum guaranteed interest rate is also available. The Company is responsible for the credit risk associated with these investments.

        Included in Separate Account liabilities are $896,205,000 and $771,195,000 at December 31, 1999 and 1998, respectively, relating to annuity contracts for which the contractowner is guaranteed a fixed rate of return. Separate Account assets of $896,205,000 and $771,195,000 at December 31, 1999 and 1998, respectively, consisting of long term bonds, short term securities, transfers due from the general account and cash and cash equivalents which are held in support of these annuity contracts, pursuant to state regulation.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

    N.  Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. The more significant estimates and assumptions are related to deferred acquisition costs and involve policy lapses, investment return and maintenance expenses. Actual results could differ from those estimates.

3.  COMPREHENSIVE INCOME

    The components of comprehensive income, net of tax, for the years ended December 31, 1998, 1997 and 1996 were as follows:


                  (in thousands)                                           1999              1998           1997
                                                                           ----              ----           ----

         Net income                                                       $76,169          $34,767         $27,548
         Other comprehensive income:
            Unrealized investment gains/(losses) on
               available for sale securities                               (3,082)           2,751           1,288
            Reclassification adjustment for realized
               losses/(gains) included in investment income                (1,016)             138             (14)
                                                                           -------       ---------       ---------
            Net unrealized gains/(losses) on securities                    (4,098)           2,889           1,274

            Foreign currency translation                                      456              (22)            (22)
                                                                        ---------       ----------      ----------

         Other comprehensive income                                        (3,642)           2,867           1,252
                                                                         ---------        --------        --------

         Comprehensive income                                             $72,527          $37,634         $28,800
                                                                          =======          =======         =======

    The components of accumulated other comprehensive income, net of tax, as of December 31, 1999 and 1998 were as follows:


                  (in thousands)                                         1999                  1998
                                                                         ----                  ----

         Unrealized investment gains                                     ($255)                $3,843
         Foreign currency translation                                      148                   (308)
                                                                        ------                -------

         Accumulated other comprehensive income                          ($107)                $3,535
                                                                         ======                ======

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

4.  INVESTMENTS

    The amortized cost, gross unrealized gains/losses and estimated fair value of available-for-sale and held-to-maturity fixed maturities and investments in mutual funds as of December 31, 1999 and 1998 are shown below. All securities held at December 31, 1999 and 1998 were publicly traded.

    Investments in fixed maturities as of December 31, 1999 consisted of the following:


                  (in thousands)                                     Held-to-Maturity

                                                                 Gross               Gross
                                           Amortized          Unrealized          Unrealized             Fair
                                             Cost                Gains              Losses               Value

         U.S. Government

            obligations                      $1,105                $  -             $ (1)                $1,104

         Corporate securities                 2,255                   -              (15)                 2,240
                                              -----                ----             -----               -------

            Totals                           $3,360                $  -             $(16)                $3,344
                                             ======                ====             =====                ======



                  (in thousands)                                     Available-for-Sale

                                                                 Gross               Gross
                                           Amortized          Unrealized          Unrealized             Fair
                                             Cost                Gains              Losses               Value

         U.S. Government

            obligations                   $  81,183                $  -           $ (678)             $  80,505

         Obligations of
            state and political
            subdivisions                        253                                   (3)                   250

         Corporate securities               121,859                   -           (4,449)               117,410
                                          ---------                ----            ------             ---------

            Totals                         $203,295                $  -         $ (5,130)              $198,165
                                           ========                ====         =========              ========


         The amortized cost and fair value of fixed maturities, by contractual maturity, at December 31, 1999 are shown below.

                  (in thousands)                        Held-to-Maturity                  Available-for-Sale
                                                        ----------------                  ------------------

                                                    Amortized          Fair             Amortized           Fair
                                                      Cost             Value              Cost              Value

         Due in one year or less                      $3,107          $3,097       $           -  $           -

         Due after one through five years                253             247             130,284            128,250

         Due after five through ten years                  -               -              73,011             69,915
                                                  ----------      ----------          ----------         ----------

               Total                                  $3,360          $3,344            $203,295           $198,165
                                                      ======          ======            ========           ========


                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

4.  INVESTMENTS (continued)

    Investments in fixed maturities as of December 31, 1998 consisted of the following:


                  (in thousands)                       Held-to-Maturity

                                                                    Gross               Gross
                                            Amortized            Unrealized          Unrealized             Fair
                                              Cost                  Gains              Losses               Value
                                              ----                  -----              ------               -----

         U.S. Government

            obligations                       $3,774                 $57                   $-                $3,831

         Obligations of
            state and political
            subdivisions                           -                   -                    -                     -

         Corporate

            securities                         4,515                  34                    -                 4,549
                                             -------                ----                  ---               -------

               Totals                         $8,289                 $91                  $ -                $8,380
                                              ======                 ===                  ===                ======


                  (in thousands)                       Available for Sale

                                                                    Gross               Gross
                                            Amortized            Unrealized          Unrealized             Fair
                                              Cost                  Gains              Losses               Value
                                              ----                  -----              ------               -----

         U.S. Government

            obligations                     $ 17,399              $  678                 $  -             $  18,077

         Obligations of
            state and political

            subdivisions                         253                   7                    -                   260

         Corporate

            securities                       117,774               5,160                 (76)               122,858
                                           ---------             -------              -------            ----------

               Totals                       $135,426              $5,845               $ (76)              $141,195
                                            ========              ======               ======              ========


         Proceeds from sales of fixed maturities during 1999, 1998 and 1997 were $32,196,000, $999,000, and $5,056,000, respectively. Proceeds from maturities during 1999, 1998 and 1997 were $4,030,000,  $3,050,000, and
         $5,700,000, respectively.


                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

4.  INVESTMENTS (continued)

    The cost, gross unrealized gains/losses and fair value of investments in mutual funds at December 31, 1999 and 1998 are shown below:


                  (in thousands)                                 Gross             Gross
                                                              Unrealized        Unrealized              Fair
                                             Cost                Gains            Losses                Value

         1999                              $11,667              $4,763           $ (26)               $16,404
                                           =======              ======           ======               =======

         1998                               $8,068                $416          $ (274)                $8,210
                                            ======                ====          =======                ======


     Net realized  investment gains (losses) were as follows for the years ended
     December 31:

                  (in thousands)                                  1999                  1998                1997
                                                                ------                  ----                ----

         Fixed maturities:
           Gross gains                                        $    253                 $    -              $  10
           Gross losses                                           (228)                    (1)                -
         Investment in mutual funds:
           Gross gains                                             990                    281                116
           Gross losses                                           (437)                  (181)               (39)
                                                               -------                 ------             ------

         Totals                                                 $  578                  $  99              $  87
                                                                ======                  =====              =====

5.  NET INVESTMENT INCOME

    The sources of net investment income for the years ended December 31, 1999, 1998 and 1997 were as follows:

                  (in thousands)                                1999                   1998                1997
                                                                ----                   ----                ----

         Fixed maturities                                      $ 9,461               $  8,534             $6,617
         Cash and cash equivalents                               2,159                  1,717              1,153
         Investment in mutual funds                                 32                  1,013                554
         Policy loans                                               31                     45                 28
         Derivative Instruments                                 (1,036)                     -                  -
                                                             ---------             ----------          ---------

         Total investment income                                10,647                 11,309              8,352
         Investment expenses                                       206                    179                171
                                                            ----------             ----------           --------

         Net investment income                                 $10,441                $11,130             $8,181
                                                               =======                =======             ======

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

6.  INCOME TAXES

    The significant components of income tax expense for the years ended December 31 were as follows:


                (in thousands)                                 1999                  1998                  1997
                                                               ----                  ----                  ----

         Current tax expense                                  $41,248               $22,384               $20,108

         Deferred tax benefit                                 (10,904)              (14,230)               (9,630)
                                                              --------             --------             ---------

         Total income tax expense                             $30,344              $  8,154               $10,478
                                                              =======              ========               =======

         The tax effects of significant items comprising the Company's deferred tax balance as of December 31, 1999 and 1998, are as follows:


                  (in thousands)                                         1999                         1998
                                                                         ----                         ----

         Deferred tax liabilities:
             Deferred acquisition costs                                ($321,873)                  ($210,731)
             Payable to reinsurers                                       (26,733)                    (25,585)
             Policy fees                                                  (1,146)                       (859)
             Net unrealized gains                                            (80)                     (2,069)
                                                                    ------------                 -----------

             Total                                                      (349,832)                   (239,244)
                                                                        --------                   ---------

         Deferred tax assets:
             Net separate account liabilities                            333,521                     225,600
             Future contractowner benefits                                 3,925                      13,128
             Other reserve differences                                    39,645                      25,335
             Deferred compensation                                        18,844                       9,619
             Surplus notes interest                                        5,030                       3,375
             Foreign exchange translation                                    137                         166
             Other                                                           456                         882
                                                                     -----------                ------------
             Total                                                       401,558                     278,105
                                                                        --------                   ---------

             Income tax receivable - deferred                          $  51,726                   $  38,861
                                                                       =========                   =========

         Management believes that based on the taxable income produced in the current year and the continued growth in annuity products, the Company will produce sufficient taxable income in the future to realize its deferred tax asset.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

6.  INCOME TAXES (continued)

    The income tax expense was different from the amount computed by applying the federal statutory tax rate of 35% to pre-tax income from continuing operations as follows:


                  (in thousands)                                    1999               1998                 1997
                                                                    ----               ----                 ----

         Income (loss) before taxes
             Domestic                                             $109,036             $45,435             $39,464
             Foreign                                                (2,523)             (2,514)             (1,438)
                                                                 ----------          ---------           ---------
             Total                                                 106,513              42,921              38,026

             Income tax rate                                            35%                 35%                 35%
                                                                 ---------           ---------           ---------

         Tax expense at federal
             statutory income tax rate                              37,280              15,022              13,309

         Tax effect of:
             Dividend received deduction                            (9,572)             (9,085)             (4,585)
             Losses of foreign subsidiary                              883                 880                 503
             Meals and entertainment                                   664                 487                 340
             State income taxes                                      1,071                 673                 577
             Other                                                      18                 177                 334
                                                                 ---------            --------             -------

         Income tax expense                                      $  30,344            $  8,154             $10,478
                                                                 =========            ========             =======

7.  RECEIVABLE FROM/PAYABLE TO AFFILIATES

    Certain operating costs (including personnel, rental of office space, furniture, and equipment) have been charged to the Company at cost by American Skandia Information Services and Technology Corporation ("ASIST"), an affiliated company; and likewise, the Company has charged operating costs to ASISI. The total cost to the Company for these items was $11,136,000, $7,722,000, and $5,572,000 for the years ended December 31, 1999, 1998 and
    1997, respectively. Income received for these items was $3,919,000, $1,355,000 and $3,225,000 for the years ended December 31, 1999, 1998 and
    1997, respectively.

    The Company had a $10 million short-term loan payable to ASI at December 31, 1999 and 1998. The total interest expense thereon to the Company was $585,000, $622,000 and $642,000 for the years ended December 31, 1999, 1998 and 1997 respectively, of which $182,000 was payable as of December 31, 1999 and 1998.

    Beginning in 1999, the Company was reimbursed by ASM for certain distribution related costs associated with the sales of business through an investment firm where ASM serves as an introducing broker dealer. Under this agreement, the expenses reimbursed in 1999 were $1,441,000. As of December 31,1999, amounts receivable under this agreement were $245,000.

    As of December 31,1999, the Company had received $71,000,000 from ASI in advance of the sale of certain rights to receive future fees and contract charges. This sale is expected to be completed in the first quarter of 2000.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

8.  FUTURE FEES PAYABLE TO PARENT

    In a series of transactions with ASI, the Company sold certain rights to receive future fees and contract charges expected to be realized on variable portions of designated blocks of deferred annuity contracts. The effective dates and issue periods these transactions cover are as follows:


                                   Closing           Effective           Contract Issue
               Transaction           Date              Date                  Period

                   1996-1           12/16/96            9/1/96         1/1/94   -   6/30/96
                   1997-1            7/23/97            6/1/97         3/1/96   -   4/30/97
                   1997-2           12/30/97           12/1/97         5/1/95   -  12/31/96
                   1997-3           12/30/97           12/1/97         5/1/96   -  10/31/97
                   1998-1            6/30/98            6/1/98         1/1/97   -   5/31/98
                   1998-2           11/10/98           10/1/98         5/1/97   -   8/31/98
                   1998-3           12/30/98           12/1/98         7/1/96   -  10/31/98
                   1999-1            6/23/99            6/1/99         4/1/94   -   4/30/99
                   1999-2           12/14/99           10/1/99        11/1/98   -   7/31/99

    In connection with these transactions, ASI issued collateralized notes in a private placement which are secured by the rights to receive future fees and charges purchased from the Company.

    Under the terms of the Purchase Agreements, the rights sold provide for ASI to receive a percentage (80% or 100% depending on the underlying commission option) of future mortality and expense charges and contingent deferred sales charges, after reinsurance, expected to be realized over the remaining surrender charge period of the designated contracts (6 to 8 years).

    The Company did not sell the right to receive future fees and charges after the expiration of the surrender charge period.

    The proceeds from the sales have been recorded as a liability and are being amortized over the remaining surrender charge period of the designated contracts using the interest method. The present values of the transactions as of the respective effective date were as follows:


                                                                                       Present
         (in thousands)           Transaction             Discount Rate                 Value
                                  -----------             -------------                 -----

                                    1996-1                    7.5%                     $50,221
                                    1997-1                    7.5%                      58,767
                                    1997-2                    7.5%                      77,552
                                    1997-3                    7.5%                      58,193
                                    1998-1                    7.5%                      61,180
                                    1998-2                    7.0%                      68,573
                                    1998-3                    7.0%                      40,128
                                    1999-1                    7.5%                     120,632
                                    1999-2                    7.5%                     145,078

         Payments representing fees and charges in the aggregate amount of $131,420,000, $69,226,000 and $22,250,000 were made by the Company to the Parent for the years ended December 31, 1999, 1998 and 1997, respectively. Related interest expense of $52,840,000, $22,978,000 and $6,842,000 has been included in the statement of income for the years ended December 31, 1999, 1998 and 1997, respectively.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

8.  FUTURE FEES PAYABLE TO PARENT (continued)

    Expected payments of future fees payable to ASI as of December 31, 1999 are as follows:


                                            Year Ended

          (in thousands)                    December 31,                     Amount
                                            -----------                      ------

                                               2000                         $103,975
                                               2001                          107,262
                                               2002                          106,491
                                               2003                           97,550
                                               2004                           78,512
                                               2005                           51,839
                                               2006                           25,712
                                               2007                            4,693
                                                                           ---------
                                              Total                         $576,034

         The Commissioner of the State of Connecticut has approved the sale of future fees and charges; however, in the event that the Company becomes subject to an order of liquidation or rehabilitation, the Commissioner has the ability to stop the payments due to the Parent under the Purchase Agreement subject to certain terms and conditions.

9.       LEASES

         The Company leases office space under a lease agreement established in 1989 with ASIST. The lease expense for 1999, 1998 and 1997 was $5,003,000, $3,588,000 and $2,428,000 respectively. Future minimum lease payments per year and in aggregate as of December 31, 1999 are as follows:

         (in thousands)             2000                               $  7,004
                                    2001                                  7,004
                                    2002                                  6,854
                                    2003                                  6,756
                                    2004                                  6,929
                                    2005 and thereafter                  51,865
                                                                       --------

                                    Total                               $86,412
                                                                        =======


10.      RESTRICTED ASSETS

         To comply with certain state insurance departments' requirements, the Company maintains cash, bonds and notes on deposit with various states. The carrying value of these deposits amounted to $4,868,000 and $3,747,000 as of December 31, 1999, and 1998, respectively. These deposits are required to be maintained for the protection of contractowners within the individual states.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

11.      RETAINED EARNINGS AND DIVIDEND RESTRICTIONS

         On November 8, 1999, the Board of Directors authorized the Company to increase the par value of its capital stock from $80 per share to $100 per share in order to comply with minimum capital levels as required by the California Department of Insurance. This transaction resulted in a corresponding decrease in paid in and contributed surplus of $500,000 and had no effect on capital and surplus.

         Statutory basis shareholder's equity was $286,385,000 and $285,553,000 at December 31, 1999 and 1998, respectively.

         The  statutory  basis  net  loss  was   $17,672,000,   $13,152,000  and
         $8,970,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

         Under various state insurance laws, the maximum amount of dividends that can be paid to shareholders without prior approval of the state insurance department is subject to restrictions relating to statutory surplus and net gain from operations. At December 31, 1999, no amounts may be distributed without prior approval.

12.      EMPLOYEE BENEFITS

         The Company has a 401(k) plan for which substantially all employees are eligible. Under this plan, the Company contributes 3% of salary for all participating employees and matches employee contributions at a 50%
         level up to an additional 3% Company contribution. Company contributions to this plan on behalf of the participants were $3,164,000, $2,115,000 and $1,220,000 for the years ended December 31,
         1999, 1998 and 1997, respectively.

         The Company has a deferred compensation plan, which is available to the internal field marketing staff and certain officers. Company contributions to this plan on behalf of the participants were $193,000, $342,000 and $270,000 for the years ended December 31, 1999, 1998 and 1997, respectively.

         The Company and an affiliate cooperatively have a long-term incentive program under which units are awarded to executive officers and other personnel. The Company also has a profit sharing program which benefits all employees below the officer level. These programs consist of multiple plans with new plans instituted each year. Generally, participants must remain employed by the Company or its affiliates at the time such units are payable in order to receive any payments under the program. The accrued liability representing the value of these units was $42,619,000 and $21,372,000 as of December 31, 1999 and 1998,
         respectively. Payments under this plan were $4,079,000, $2,407,000 and $1,119,000 for the years ended December 31, 1999, 1998, and 1997, respectively.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

13.      REINSURANCE

         The effect of reinsurance for the years ended December 31, 1999, 1998 and 1997 is as follows:

         (in thousands)                                   1999
                                                          ----

                             Annuity and Life        Annuity and Life
                                 Insurance               Insurance             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners

         Gross                   $326,670                    $315                 ($1,397)
         Ceded                    (36,681)                  2,763                    (242)
                                 --------                  ------                 --------
         Net                     $289,989                  $3,078                 ($1,639)
                                 ========                  ======                 ========


                                                          1998
                                                          ----

                             Annuity and Life        Annuity and Life
                                 Insurance               Insurance             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners

         Gross                   $215,425                 $   691                 ($8,921)
         Ceded                    (29,214)                    362                      (9)
                                 --------                  ------                 --------
         Net                     $186,211                  $1,053                 ($8,930)
                                 ========                  ======                 ========


                                                          1997
                                                          ----

                             Annuity and life        Annuity and Life
                                 Insurance               Insurance             Return Credited
                             Charges and Fees         Policy Reserves         to Contractowners

         Gross                   $144,417                    $955                 ($1,972)
         Ceded                    (23,259)                   (918)                    (46)
                                 --------                   -----                 --------
         Net                     $121,158                   $  37                 ($2,018)
                                 ========                   =====                 ========

         Such ceded reinsurance does not relieve the Company of its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations assumed under the reinsurance agreements.

                   AMERICAN  SKANDIA LIFE ASSURANCE  CORPORATION
         (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

14.      SURPLUS NOTES

The Company has issued surplus notes to its Parent in exchange for cash. Surplus notes outstanding as of December 31, 1999 and 1998 were as follows:


              (in thousands)
                                                                                            Interest for the
                                        Interest          1999          1998           Years Ended December 31,
              Issue Date                  Rate          Amount         Amount        1999         1998        1997
              ----------                  ----          ------         ------        ----         ----        ----

         December 29, 1993                6.84%                -             -             -        1,387       1,387
         February 18, 1994                7.28%           10,000        10,000           738          738         738
         March 28, 1994                   7.90%           10,000        10,000           801          801         801
         September 30, 1994               9.13%           15,000        15,000         1,389        1,389       1,389
         December 28, 1994                9.78%                -        14,000         1,308        1,388       1,388
         December 19, 1995                7.52%           10,000        10,000           762          762         762
         December 20, 1995                7.49%           15,000        15,000         1,139        1,139       1,139
         December 22, 1995                7.47%            9,000         9,000           682          682         682
         June 28, 1996                    8.41%           40,000        40,000         3,411        3,411       3,411
         December 30, 1996                8.03%           70,000        70,000         5,698        5,699       5,699

         Total                                          $179,000      $193,000       $15,928      $17,396     $17,396
                                                        ========      ========       =======      =======     =======

         The surplus note for $14,000,000 dated December 28, 1994 was converted to additional paid-in capital on December 10, 1999. A surplus note for $20,000,000 dated December 29, 1993 was converted to additional paid-in capital on December 31, 1998. All surplus notes mature seven years from the issue date.

         Payment of interest and repayment of principal for these notes is subject to certain conditions and require approval by the Insurance Commissioner of the State of Connecticut. At December 31, 1999 and 1998, $14,372,000 and $9,644,000, respectively, of accrued interest on surplus notes was not approved for payment under these criteria.

15.      SHORT-TERM BORROWING

         The Company had a $10 million short-term loan payable to the Parent at December 31, 1999 and 1998. The total interest expense to the Company was $585,000, $622,000 and $642,000 and for the years ended December 31, 1999, 1998 and 1997, respectively, of which $197,000 and $182,000 was payable as of December 31, 1999 and 1998, respectively.

16.      CONTRACT WITHDRAWAL PROVISIONS

         Approximately 99% of the Company's separate account liabilities are subject to discretionary withdrawal by contractowners at market value or with market value adjustment. Separate account assets which are carried at fair value are adequate to pay such withdrawals which are generally subject to surrender charges ranging from 10% to 1% for contracts held less than 10 years.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

17.      SEGMENT REPORTING

         During 1998, to complement its annuity products, the Company launched specific marketing and operational activities towards the release of variable life insurance and qualified retirement plan annuity products. Assets under management and sales for the products other than variable annuities have not been significant enough to warrant full segment disclosures as required by SFAS 131, "Disclosures about Segments of an Enterprise and Related Information."

18.      SUBSEQUENT EVENT

         On March 22, 2000, the Company sold certain rights to receive future fees and contract charges expected to be received on variable portions of deferred annuity contracts issued between August 1, 1999 and January 31, 2000. This transaction is the latest in a series of agreements with ASI, as described in Note 8.

         This transaction has an effective date of March 22, 2000. The present value as of this date, discounted at 7.5%, was $171,781,000.

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
          (a wholly-owned subsidiary of Skandia Insurance Company Ltd.)

             Notes to Consolidated Financial Statements (continued)

19.      QUARTERLY FINANCIAL DATA (UNAUDITED)

         The following table summarizes information with respect to the operations of the Company on a quarterly basis:


                   (in thousands)                                            Three months Ended
                                                                             ------------------
                                                     March 31          June 30      September 30       December 31
                                                     --------          -------      ------------       -----------
                       1999
         Premiums and other insurance
            revenues                                   $78,412           $88,435          $97,955          $111,540
         Net investment income                           2,654             2,842            2,735             2,210
         Net realized capital gains                        295                25              206                52
                                                    ----------       -----------       ----------       -----------
         Total revenues                                 81,361            91,302          100,896           113,802

         Benefits and expenses                          64,107            67,803           71,597            77,341
                                                      --------          --------         --------          --------

         Pre-tax net income                             17,254            23,499           29,299            36,461

         Income taxes                                    3,844             7,142            7,898            11,460
                                                     ---------         ---------        ---------           -------

         Net income                                   $ 13,410          $ 16,357         $ 21,401           $25,001
                                                      ========          ========         ========           =======


                                  1998

         Premiums and other insurance
            revenues                                   $50,593           $57,946          $62,445           $67,327
         Net investment income                           3,262             2,410            2,469             2,989
         Net realized capital gains (losses)               156                13              (46)              (24)
                                                    ----------       -----------      -----------       -----------
         Total revenues                                 54,011            60,369           64,868            70,292

         Benefits and expenses                          46,764            42,220           48,471            69,164
                                                      --------          --------         --------          --------

         Pre-tax net income                              7,247            18,149           16,397             1,128

         Income taxes                                    1,175             4,174            2,223               582
                                                     ---------         ---------         --------         ---------

         Net income                                   $  6,072           $13,975          $14,174          $    546
                                                      ========           =======          =======          ========


                       1997
         Premiums and other insurance
            revenues                                   $30,186           $34,056          $41,102           $44,402
         Net investment income                           1,369             2,627            2,031             2,154
         Net realized capital gains                         20                43               21                 3
                                                   -----------       -----------      -----------      ------------
         Total revenues                                 31,575            36,726           43,154            46,559

         Benefits and expenses                          18,319            30,465           31,179            40,025
                                                      --------          --------         --------          --------

         Pre-tax net income                             13,256             6,261           11,975             6,534

         Income taxes                                    4,260             2,614            3,354               250
                                                     ---------         ---------        ---------        ----------

         Net income                                   $  8,996          $  3,647         $  8,621          $  6,284
                                                      ========          ========         ========          ========



APPENDIX B - CONDENSED FINANCIAL INFORMATION ABOUT SEPARATE ACCOUNT E

The Unit Prices and number of Units in the Sub-accounts that commenced operations prior to January 1, 2000 are shown below.

Unit Prices And Numbers Of Units: The following table shows: (a) the Unit Price, as of the dates shown, for Units in each of the Sub-account of Separate Account E that commenced operations prior to January 1, 2000 and are being offered pursuant to this Prospectus; and (b) the number of Units outstanding in each such Sub-account as of the dates shown. The year in which operations commenced in each such Sub-account is noted in parentheses. The portfolios in which a particular Sub-account invests may or may not have commenced operations prior to the date such Sub-account commenced operations. The initial offering price for each Sub-account was $10.00.


                                                                       Year Ended December 31,

------------------------------------------------------------------------------------------------------------------------------------
                           1999       1998       1997        1996       1995        1994       1993       1992       1991       1990
------------------------------------------------------------------------------------------------------------------------------------
GAL Money Market

(1993)
Unit Price               13.13     $12.59       12.05      11.54       11.06      10.56      10.22           -         -          -
Number of Units        493,675    607,600     827,966  1,006,007   1,350,072  1,257,546  1,063,152           -         -          -

------------------------------------------------------------------------------------------------------------------------------------
GAL Equity

(1993)

Unit Price                32.05     $25.34       20.63      16.24       13.44      10.66      10.36           -         -          -
Number of Units       1,577,146  1,853,943   2,033,164  2,136,942   2,119,810  1,818,564  1,246,452           -         -          -

------------------------------------------------------------------------------------------------------------------------------------
GAL High Quality Bond

(1993)

Unit Price                13.87     $14.50       13.29      12.22       12.04       9.88      10.55           -         -          -
Number of Units         704,105    777,739     668,832    740,891     830,395    811,254    929,546           -         -          -

------------------------------------------------------------------------------------------------------------------------------------
GAL Asset Allocation

(1993)

Unit Price                22.09     $20.65       17.75      15.00       13.12      10.20      10.48           -         -          -
Number of Units         946,287  1,026,113   1,062,839  1,083,176   1,136,906  1,037,131  1,126,518           -         -          -
------------------------------------------------------------------------------------------------------------------------------------

                   American Skandia Life Assurance Corporation

                   Attention: Galaxy Annuity Customer Service

                              For Written Requests:

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                            For Electronic Requests:


                       customerservice@americanskandia.com


                             For Requests by Phone:

                                 1-800-444-3970

--------------------------------------------------------------------------------
                  PLEASE SEND ME A STATEMENT OF ADDITIONAL INFORMATION THAT CONTAINS FURTHER DETAILS ABOUT THE AMERICAN SKANDIA ANNUITY DESCRIBED IN PROSPECTUS GA-PROS (05/2000).
--------------------------------------------------------------------------------


             -------------------------------------------------------
                                (print your name)



             -------------------------------------------------------
                                    (address)

             -------------------------------------------------------
                              (city/state/zip code)

ADDITIONAL   INFORMATION:   Inquiries   will  be   answered   by  calling   your
representative or by writing to:

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                       at

                                  P.O. Box 883
                           Shelton, Connecticut 06484

                                       or


                       customerservice@americanskandia.com


Issued by:                                                       Serviced at:

AMERICAN SKANDIA LIFE                                   AMERICAN SKANDIA LIFE
ASSURANCE CORPORATION                                   ASSURANCE CORPORATION
One Corporate Drive                                              P.O. Box 883
Shelton, Connecticut 06484                         Shelton, Connecticut 06484
Telephone: 1-800-444-3970                          Telephone:  1-800-444-3970
http://www.americanskandia.com                 http://www.americanskandia.com

                                 Distributed by:

                    AMERICAN SKANDIA MARKETING, INCORPORATED
                               One Corporate Drive
                           Shelton, Connecticut 06484
                             Telephone: 203-926-1888

                         http://www.americanskandia.com





                       STATEMENT OF ADDITIONAL INFORMATION

The variable investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT E and AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The variable investment options are registered under the Securities Act of 1933 and the Investment Company Act of 1940. The fixed investment options under the Annuity are issued by AMERICAN SKANDIA LIFE ASSURANCE CORPORATION. The assets supporting the fixed investment options are maintained in AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D, a non-unitized separate account, and registered solely under the Securities Act of 1933.

                                TABLE OF CONTENTS

ITEM                                                                                                                   PAGE

General Information about American Skandia                                                                                2
|X|      American Skandia Life Assurance Corporation                                                                      2
|X|      American Skandia Life Assurance Corporation Variable Account E                                                   2
|X|      American Skandia Life Assurance Corporation Separate Account D                                                   3

Principal Underwriter/Distributor - American Skandia Marketing, Incorporated                                              3

How Performance Data is Calculated                                                                                        4
|X|      Current and Effective Yield                                                                                      4
|X|      Total Return                                                                                                     5

How the Unit Price is Determined                                                                                          6

Additional Information on Fixed Allocations                                                                               6
|X|      How We Calculate the Market Value Adjustment                                                                     7

General Information                                                                                                       8
|X|      Voting Rights                                                                                                    8
|X|      Modification                                                                                                     8
|X|      Deferral of Transactions                                                                                         9
|X|      Misstatement of Age or Sex                                                                                       9
|X|      Ending the Offer                                                                                                 9

Independent Auditors                                                                                                      9

Legal Experts                                                                                                             9

Financial Statements                                                                                                     10
|X|      Appendix A - American Skandia Life Assurance Corporation Variable Account E                                     11





--------------------------------------------------------------------------------

THIS STATEMENT OF ADDITIONAL INFORMATlON IS NOT A PROSPECTUS. YOU SHOULD READ THIS INFORMATION ALONG WITH THE PROSPECTUS FOR THE ANNUITIES FOR WHICH IT
RELATES. THE PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD CONSIDER BEFORE INVESTING. FOR A COPY OF THE PROSPECTUS SEND A WRITTEN REQUEST TO AMERICAN SKANDIA LIFE ASSURANCE CORPORATION, P.O. BOX 883, SHELTON, CONNECTICUT 06484, OR TELEPHONE 1-800-444-3970. OUR ELECTRONIC MAIL ADDRESS IS CUSTOMERSERVICE@AMERICANSKANDIA.COM.

--------------------------------------------------------------------------------

Date of Prospectus: May 1, 2000
Date of Statement of Additional Information: May 1, 2000
GVA - SAI (05/2000)

GENERAL INFORMATION ABOUT AMERICAN SKANDIA

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION

American Skandia Life Assurance Corporation ("we", "our" or "us") is a wholly-owned subsidiary of American Skandia, Inc. ("ASI") formerly known as American Skandia Investment Holding Corporation. ASI's indirect parent is Skandia Insurance Company Ltd. Skandia Insurance Company Ltd. is part of a group of companies whose predecessor commenced operations in 1855. Skandia Insurance Company Ltd. is a major worldwide insurance company operating from Stockholm, Sweden which owns and controls, directly or through subsidiary companies, numerous insurance and related companies. We are organized as a Connecticut stock life insurance company, and are subject to Connecticut law governing insurance companies. Our mailing address is P.O. Box 883, Shelton, Connecticut 06484.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT E

American Skandia Life Assurance Corporation Variable Account E, also referred to as "Separate Account E", was established by us pursuant to Connecticut law. Each Sub-account invests exclusively in one underlying mutual fund portfolio of The Galaxy VIP Fund. You will find additional information about these underlying mutual funds and portfolios in the prospectuses for such funds.

Separate Account E is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Investment Company Act") as a unit investment trust, which is a type of investment company. Values and benefits based on allocations to the Sub-accounts will vary with the investment performance of the underlying mutual funds or fund portfolios, as applicable. We do not guarantee the investment results of any Sub-account. You bear the entire investment risk.

During the accumulation phase, we offer a number of Sub-accounts as variable investment options. Certain Sub-accounts may not be available in all jurisdictions. If and when we obtain approval of the applicable authorities to make such variable investment options available, we will notify Owners of the availability of such Sub-accounts. As of the date of the Prospectus and Statement of Additional Information, The Galaxy VIP Fund's portfolios in which they invest are as follows.

 Separate Account E Sub-account                 Underlying Mutual Fund Portfolio

          GAL Money Market                           Money Market Portfolio
          GAL Equity                                       Equity Portfolio
          GAL High Quality Bond                 High Quality Bond Portfolio
          GAL Asset Allocation                   Asset Allocation Portfolio

A brief summary of the investment objectives and policies of each underlying mutual fund portfolio is found in the Prospectuses. More detailed information about the investment objectives, policies, charges, operations, the attendant risks and other details pertaining to each underlying mutual fund portfolio are described in the prospectus of each underlying mutual fund and the statements of additional information for such underlying mutual fund. Also included in such information is the investment policy of each mutual fund or portfolio regarding the acceptable ratings by recognized rating services for bonds and other debt obligations. There can be no guarantee that any underlying mutual fund or portfolio will meet its investment objectives.

The Galaxy VIP Fund is registered under the Investment Company Act, as amended, as an open-end management investment company. It was established as a Massachusetts business trust under an Agreement and Declaration of Trust dated May 27, 1992. Each underlying mutual fund or portfolio thereof may or may not be diversified as defined in the Investment Company Act. The trustees or directors, as applicable, of an underlying mutual fund may add, eliminate or substitute portfolios from time to time. Generally, each portfolio issues a separate class of shares. Shares of the underlying mutual fund portfolios are available to separate accounts of life insurance companies offering variable annuity and variable life insurance products. The shares may also be made available, subject to obtaining all required regulatory approvals, for direct purchase by various pension and retirement savings plans that qualify for preferential tax treatment under the Code.

We may make other underlying mutual funds available by creating new Sub-accounts. Additionally, new portfolios may be made available by the creation of new Sub-accounts from time to time. Such a new portfolio of an underlying mutual fund may be disclosed in its prospectus. However, addition of a portfolio does not require us to create a new Sub-account to invest in that portfolio. We may take other actions in relation to the Sub-accounts and/or Separate Account E.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION SEPARATE ACCOUNT D

American Skandia Life Assurance Corporation Separate Account D, also referred to as Separate Account D, was established by us pursuant to Connecticut law. During the accumulation phase, assets supporting our obligations based on Fixed
Allocations are held in Separate Account D. Such obligations are based on the fixed interest rates we credit to Fixed Allocations and the terms of the Annuities. These obligations do not depend on the investment performance of the assets in Separate Account D.

There are no units in Separate Account D. The Fixed Allocations are guaranteed by our general account. An Annuity Owner who allocates a portion of their Account Value to Separate Account D does not participate in the investment gain or loss on assets maintained in Separate Account D. Such gain or loss accrues solely to us. We retain the risk that the value of the assets in Separate Account D may drop below the reserves and other liabilities we must maintain. Should the value of the assets in Separate Account D drop below the reserve and other liabilities we must maintain in relation to the annuities supported by such assets, we will transfer assets from our general account to Separate Account D to make up the difference. We have the right to transfer to our general account any assets of Separate Account D in excess of such reserves and other liabilities. We maintain assets in Separate Account D supporting a number of annuities we offer.

We have sole discretion over the investment managers retained to manage the assets maintained in Separate Account D. We currently employ investment managers for Separate Account D including, but not limited to, Fleet Investment Advisors, Inc. Each manager we employ is responsible for investment management of a different portion of Separate Account D. From time to time additional investment managers may be employed or investment managers may cease being employed. We are under no obligation to employ or continue to employ any investment manager(s).

We operate Separate Account D in a fashion designed to meet the obligations created by Fixed Allocations. Factors affecting these operations include the following:

     1. The State of New York, which is one of the jurisdictions in which we are licensed to do business, requires that we meet certain "matching" requirements. These requirements address the matching of the durations of the assets with the durations of obligations supported by such assets. We believe these matching requirements are designed to control an insurer's ability to risk investing in long-term assets to support short term interest rate guarantees. We also believe this limitation controls an insurer's ability to offer unrealistic rate guarantees.

     2. We employ an investment strategy designed to limit the risk of default. Some of the guidelines of our current investment strategy for Separate Account D include, but are not limited to, the following:

          a. Investments may include cash; debt securities issued by the United States Government or its agencies and instrumentalities; money market instruments; short, intermediate and long-term corporate obligations; private placements; asset-backed obligations; and municipal bonds.

          b. At the time of purchase, fixed income securities will be in one of the top four generic lettered rating classifications as established by a nationally recognized statistical rating organization ("NRSRO") such as Standard & Poor's or Moody's Investor Services, Inc.

We are not obligated to invest according to the aforementioned guidelines or any other strategy except as may be required by Connecticut and other state insurance laws.

     3. The assets in Separate Account D are accounted for at their market value, rather than at book value.

     4. We are obligated by law to maintain our capital and surplus, as well as our reserves, at the levels required by applicable state insurance law and regulation.

We may or may not be able to obtain approval in the future in certain jurisdictions of endorsements to individual or group annuities that include the type of Fixed Allocations offered pursuant to this Prospectus. If such approval is obtained, we may take those steps needed to make such Fixed Allocations available to purchasers to whom Annuities were issued prior to the date of such approval.

PRINCIPAL UNDERWRITER/DISTRIBUTOR - American Skandia Marketing, Incorporated

American Skandia Marketing, Incorporated ("ASM"), a wholly-owned subsidiary of ASI, is the distributor and principal underwriter of the securities offered through this prospectus and Statement of Additional Information. American Skandia Life Assurance Corporation is also a wholly-owned subsidiary of ASI. American Skandia Information Services and Technology Corporation ("ASIST"), also a wholly-owned subsidiary ASI, is a service company that provides systems and information services to American Skandia Life Assurance Corporation and its affiliated companies.


ASM acts as the distributor of a number of annuity and life insurance products we offer and both American Skandia Trust and American Skandia Advisor Funds, Inc., a family of retail mutual funds. ASM also acts as an introducing broker-dealer through which it receives a portion of brokerage commissions in connection with purchases and sales of securities held by portfolios of American Skandia Trust.


ASM's principal business address is One Corporate Drive, Shelton, Connecticut 06484. ASM is registered as broker-dealer under the Securities and Exchange Act of 1934 ("Exchange Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD").

The Annuity is offered on a continuous basis. ASM enters into distribution agreements with certain broker-dealers who are registered under the Exchange Act and with entities that may offer the Annuity but are exempt from registration. Applications for the Annuity are solicited by registered representatives of those firms. Such representatives will also be our appointed insurance agents under state insurance law. In addition, ASM may offer the Annuity directly to potential purchasers.

Compensation is paid to firms on sales of the Annuity according to one or more schedules. The individual representative will receive a portion of the compensation, depending on the practice of the firm. Compensation is generally based on a percentage of Purchase Payments made, up to a maximum of 7.0%. Alternative compensation schedules are available that provide a lower initial commission plus ongoing annual compensation based on all or a portion of Account Value. We may also provide compensation for providing ongoing service to you in relation to the Annuity. Commissions and other compensation paid in relation to the Annuity do not result in any additional charge to you or to the Separate Account.

In addition, firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing or other services they provide to us or our affiliates. We or ASM may enter into compensation arrangements with certain firms. These arrangements will not be offered to all firms and the terms of such arrangements may differ between firms. Any such compensation will be paid by us or ASM and will not result in any additional charge to you. To the extent permitted by NASD rules and other applicable laws and regulations, ASM may pay or allow other promotional incentives or payments in the form of cash or other compensation.

HOW PERFORMANCE DATA IS CALCULATED

We may advertise the performance of Sub-accounts using two types of measures. These measures are "current and effective yield", which may be used for money market-type Sub-accounts (like the GAL Money Market Sub-account) and "total return", which may be used with other types of Sub-accounts.

The following descriptions provide details on how we calculate these measures for Sub-accounts.

Current and Effective Yield

The current yield of a money market-type Sub-account is calculated based upon a seven day period ending on the date of calculation. The current yield of such a Sub-account is computed by determining the change (exclusive of capital changes) in the Account Value of a hypothetical pre-existing allocation by an Owner to such a Sub-account (the "Hypothetical Allocation") having a balance of one Unit at the beginning of the period, subtracting a hypothetical maintenance fee, and dividing such net change in the Account Value of the Hypothetical Allocation by the Account Value of the Hypothetical Allocation at the beginning of the same period to obtain the base period return, and multiplying the result by (365/7). The resulting figure will be carried to at least the nearest l00th of one percent.

We compute effective compound yield for a money market-type Sub-account according to the method prescribed by the Securities and Exchange Commission. The effective yield reflects the reinvestment of net income earned daily on assets of such a Sub-account. Net investment income for yield quotation purposes will not include either realized or capital gains and losses or unrealized appreciation and depreciation.

Shown below are the current and effective yields for a hypothetical contract. The yield is calculated based on the performance of the GAL Money Market Sub-account during the last seven days of the calendar year ending prior to the date of this Prospectus. At the beginning of the seven day period, the hypothetical contract had a balance of one Unit. The current and effective yields reflect the recurring charge against the Sub-account. Please note that current and effective yield information will fluctuate. This information may not provide a basis for comparisons with deposits in banks or other institutions which pay a fixed yield over a stated period of time, or with investment companies which do not serve as underlying funds for variable annuities.


     Sub-account             Current Yield                     Effective Yield
                                5.15%                                5.28%

  GAL Money Market

Total Return

Total return for the other Sub-accounts is computed by using the formula:

                                  P(1+T)n = ERV

                                     where:

         P = a hypothetical allocation of $1,000;

         T = average annual total return;

         n = the number of years over which total return is being measured; and

         ERV = the Account Value of the hypothetical $1,000 payment as of the end of the period over which total return is being measured.

"Standard Total Return" figures assume that all charges and fees are applicable, including any set-up fee that may apply. "Non-standard Total Return" figures may also be used that do not reflect all fees and charges.

As described in the Prospectus, Annuities may be offered in certain situations in which the set-up fee may be eliminated or reduced. Advertisements of performance in connection with the offer of such Annuities will be based on the charges applicable to such Annuities.

Shown below are total return figures for the periods shown. Figures are shown only for Sub-accounts operational as of December 31, 1999. The "inception-to-date" figures shown below are based on the inception date of an underlying mutual fund portfolio. "N/A" means "not applicable" and indicates that the underlying mutual fund portfolio was not in operation for the applicable period. Any performance of such portfolios prior to inception of a Sub-account is provided by the underlying mutual funds. The total return for any Sub-account reflecting performance prior to such Sub-account's inception is based on such information.

                                 -------------------------------------------------- -- ---------------------------------------------
                                               Standard Total Return                              Non-Standard Total Return

                                 -------------------------------------------------- -- ---------------------------------------------
                                 -------------------------------------------------- -- ---------------------------------------------
                                            (Assuming Set-Up Fee and                   (Assuming no Set-Up Fee with maintenance fee)
                                                 maintenance fees)
                                 -------------------------------------------------- -- ---------------------------------------------

----------------------------------- ------- --------- --------- --------- ---------- -- --------- --------- -------- --------- -----
                                  1        3         5         10     Inception        1         3      5 Years     10     Inception
                                  Year    Years     Years     Years     to Date        Year     Years               Years    to Date
-------------------------------- ------- --------- --------- --------- ---------- --------- --------- -------- --------- -----------
GAL Equity                          25.32%  24.64%    23.87%    N/A       17.51%     26.29%    25.25%    24.41%   N/A       18.00%
GAL High Quality Bond               -5.20%  3.65%     6.39%     N/A       4.23%      -4.46%    4.16%     6.86%    N/A        4.67%
GAL Asset Allocation                6.01%   13.05%    16.03%    N/A       11.54%     6.84%     13.61%    16.53%   N/A       12.01%
-------------------------------- ------- --------- --------- --------- ---------- --------- --------- -------- --------- -----------


                           --------------------------------------------------
                                       Non-Standard Total Return

                           --------------------------------------------------
                           --------------------------------------------------
                                      (Assuming no Set-Up Fee and
                                          no maintenance fee)
                           --------------------------------------------------

----------------------------- ------- --------- --------- --------- ----------
                                1        3         5         10     Inception
                               Year    Years     Years     Years     to Date
----------------------------- ------- --------- --------- --------- ----------
GAL Equity                    26.48%   25.44%    24.59%     N/A      18.18%
GAL High Quality Bond         -4.32%    4.32%     7.02%     N/A       4.82%
GAL Asset Allocation          7.00%    13.78%    16.71%     N/A      12.18%
----------------------------- ------- --------- --------- --------- ----------


Some of the underlying portfolios may be subject to an expense reimbursement or waiver that in the absence of such reimbursement or waiver would reduce the portfolio's performance.

The performance quoted in any advertising should not be considered a representation of the performance of these Sub-accounts in the future since performance is not fixed. Actual performance will depend on the type, quality and, for some of the Sub-accounts, the maturities of the investments held by the underlying mutual funds and upon prevailing market conditions and the response of the underlying mutual funds to such conditions. Actual performance will also depend on changes in the expenses of the underlying mutual funds. In addition, the amount of charges against each Sub-account will affect performance.

The information provided by these measures may be useful in reviewing the performance of the Sub-accounts, and for providing a basis for comparison with other annuities. These measures may be less useful in providing a basis for comparison with other investments that neither provide some of the benefits of such annuities nor are treated in a similar fashion under the Code.

HOW THE UNIT PRICE IS DETERMINED

For each Sub-account the initial Unit Price was $10.00. The Unit Price for each subsequent period is the net investment factor for that period, multiplied by the Unit Price for the immediately preceding Valuation Period. The Unit Price for a Valuation Period applies to each day in the period. The net investment factor is an index that measures the investment performance of and charges assessed against a Sub-account from one Valuation Period to the next. The net investment factor for a Valuation Period is: (a) divided by (b), less (c) where:

     a.   is the net result of:

          1. the net asset value per share of the underlying mutual fund shares held by that Sub-account at the end of the current Valuation Period plus the per share amount of any dividend or capital gain distribution declared and unpaid by the underlying mutual fund during that Valuation Period; plus or minus

          2. any per share charge or credit during the Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

     b.   is the net result of:

          1. the net asset value per share plus any declared and unpaid dividends per share of the underlying mutual fund shares held in that Sub-account at the end of the preceding Valuation Period; plus or minus

          2. any per share charge or credit during the preceding Valuation Period as a provision for taxes attributable to the operation or maintenance of that Sub-account.

     c. is the mortality and expense risk charges and the administration charge.

We value the assets in each Sub-account at their fair market value in accordance with accepted accounting practices and applicable laws and regulations. The net investment factor may be greater than, equal to, or less than one.

ADDITIONAL INFORMATION ON FIXED ALLOCATIONS

To the extent permitted by law, we reserve the right at any time to offer Guarantee Periods with durations that differ from those which were available when your Annuity was issued. We also reserve the right at any time to stop accepting new allocations, transfers or renewals for a particular Guarantee Period. Such an action may have an impact on the MVA.

We declare the rates of interest applicable during the various Guarantee Periods offered. Declared rates are effective annual rates of interest. The rate of interest applicable to a Fixed Allocation is the one in effect when its Guarantee Period begins. The rate is guaranteed throughout the Guarantee Period. We inform you of the interest rate applicable to a Fixed Allocation, as well as its Maturity Date, when we confirm the allocation. We declare interest rates applicable to new Fixed Allocations from time-to-time. Any new Fixed Allocation in an existing Annuity is credited interest at a rate not less than the rate we are then crediting to Fixed Allocations for the same Guarantee Period selected by new Annuity purchasers in the same class.

The interest rates we credit are subject to a minimum. We may declare a higher rate. The minimum is based on both an index and a reduction to the interest rate determined according to the index.

The index is based on the published rate for certificates of indebtedness (bills, notes or bonds, depending on the term of indebtedness) of the United States Treasury at the most recent Treasury auction held at least 30 days prior to the beginning of the applicable Fixed Allocation's Guarantee Period. The term (length of time from issuance to maturity) of the certificates of indebtedness upon which the index is based is the same as the duration of the Guarantee Period. If no certificates of indebtedness are available for such term, the next shortest term is used. If the United States Treasury's auction program is discontinued, we will substitute indexes which in our opinion are comparable. If required, implementation of such substitute indexes will be subject to approval by the Securities and Exchange Commission and the Insurance Department of the jurisdiction in which your Annuity was delivered. (For Annuities issued as certificates of participation in a group contract, it is our expectation that approval of only the jurisdiction in which such group contract was delivered applies.)

The reduction used in determining the minimum interest rate is one percent of interest (1.0%).

Where required by the laws of a particular jurisdiction, a specific minimum interest rate, compounded yearly, will apply should the index less the reduction be less than the specific minimum interest rate applicable to that jurisdiction.

WE MAY CHANGE THE INTEREST RATES WE CREDIT NEW FIXED ALLOCATIONS AT ANY TIME. Any such change does not have an impact on the rates applicable to Fixed Allocations with Guarantee Periods that began prior to such change. However, such a change will affect the MVA (see "Account Value of the Fixed Allocations").

We have no specific formula for determining the interest rates we declare. Rates may differ between classes and between types of annuities we offer, even for guarantees of the same duration starting at the same time. We expect our interest rate declarations for Fixed Allocations to reflect the returns available on the type of investments we make to support the various classes of annuities supported by the assets in Separate Account D. However, we may also take into consideration in determining rates such factors including, but not limited to, the durations offered by the annuities supported by the assets in Separate Account D, regulatory and tax requirements, the liquidity of the secondary markets for the type of investments we make, commissions, administrative expenses, investment expenses, our insurance risks in relation to Fixed Allocations, general economic trends and competition. OUR MANAGEMENT MAKES THE FINAL DETERMINATION AS TO INTEREST RATES TO BE CREDITED. WE CANNOT PREDICT THE RATES WE WILL DECLARE IN THE FUTURE.

How We Calculate the Market Value Adjustment

The market value adjustment ("MVA") is used in determining the Account Value of each Fixed Allocation. The formula used to determine the MVA is applied separately to each Fixed Allocation. Values and time durations used in the formula are as of the date the Account Value is being determined. Current Rates and available Guarantee Periods are those for the class of Annuities you purchase pursuant to the Prospectus available in conjunction with this Statement of Additional Information.

The formula is:

                           [(1+I) / (1+J+0.0010)]N/12

                                     where:

                  I is the interest rate being credited to the Fixed Allocation;

                  J is the interest rate (for your class of annuity) being credited to new Fixed Allocations with Guarantee Period durations equal to the number of years (rounded to the next higher integer when occurring on other than an anniversary of the beginning of the Fixed Allocation's Guarantee Period) remaining in your Fixed Allocation Guarantee Period;

                  N is the number of months (rounded to the next higher integer when occurring on other than a monthly anniversary of the beginning of the Guarantee Period) remaining in such Guarantee Period.

The formula that applies if you surrender the Annuity pursuant to the free-look provision is [(1 + I)/(1 + J)]N/12.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date. The formula may be changed if Additional Amounts have been added to a Fixed Allocation.

Irrespective of the above, we apply certain formulas to determine "I" and "J" when we do not offer Guarantee Periods with a duration equal to the Remaining Period. These formulas are as follows:

1. If we offer Guarantee Periods to your class of Annuities with durations that are both shorter and longer than the Remaining Period, we interpolate a rate for "J" between our then current interest rates for Guarantee Periods with the next shortest and next longest durations then available for new Fixed Allocations for your class of Annuities .

2. If we no longer offer Guarantee Periods to your class of Annuities with durations that are both longer and shorter than the Remaining Period, we determine rates for "J" and, for purposes of determining the MVA only, for "I" based on the Moody's Corporate Bond Yield Average - Monthly Average Corporates (the "Average"), as published by Moody's Investor Services, Inc., its successor, or an equivalent service should such Average no longer be published by Moody's. For determining I, we will use the Average published on or immediately prior to the start of the applicable Guarantee Period. For determining J, we will use the Average for the Remaining Period published on or immediately prior to the date the MVA is calculated.

No MVA applies in determining a Fixed Allocation's Account Value on its Maturity Date, and, where required by law, the 30 days prior to the Maturity Date. If we are not offering a Guarantee Period with a duration equal to the number of years remaining in a Fixed Allocation's Guarantee Period, we calculate a rate for "J" above using a specific formula.

Our Current Rates are expected to be sensitive to interest rate fluctuations, thereby making each MVA equally sensitive to such changes. There would be a downward adjustment when the applicable Current Rate plus 0.10 percent of interest exceeds the rate credited to the Fixed Allocation and an upward adjustment when the applicable Current Rate is more than 0.10 percent of interest lower than the rate being credited to the Fixed Allocation.

We reserve the right, from time to time, to determine the MVA using an interest rate lower than the Current Rate for all transactions applicable to a class of Annuities. We may do so at our sole discretion. This would benefit all such Annuities if transactions to which the MVA applies occur while we use such lower interest rate.

GENERAL INFORMATION

Voting Rights

You have voting rights in relation to Account Value maintained in the Sub-accounts. You do not have voting rights in relation to Account Value maintained in any Fixed Allocations or in relation to fixed or adjustable annuity payments.

We will vote shares of the underlying mutual funds or portfolios in which the Sub-accounts invest in the manner directed by Owners. Owners give instructions equal to the number of shares represented by the Sub-account Units attributable to their Annuity.

We will vote the shares attributable to assets held in the Sub-accounts solely for us rather than on behalf of Owners, or any share as to which we have not received instructions, in the same manner and proportion as the shares for which we have received instructions. We will do so separately for each Sub-account from various classes that may invest in the same underlying mutual fund portfolio.

The number of votes for an underlying mutual fund or portfolio will be determined as of the record date for such underlying mutual fund or portfolio as chosen by its board of trustees or board of directors, as applicable. We will furnish Owners with proper forms and proxies to enable them to instruct us how to vote.

You may instruct us how to vote on the following matters: (a) changes to the board of trustees or board of directors, as applicable; (b) changing the independent accountant; (c) approval of changes to the investment advisory agreement or adoption of a new investment advisory agreement; (d) any change in the fundamental investment policy; and (e) any other matter requiring a vote of the shareholders.

With respect to approval of changes to the investment advisory agreement, approval of a new investment advisory agreement or any change in fundamental investment policy, only Owners maintaining Account Value as of the record date in a Sub-account investing in the applicable underlying mutual fund portfolio will instruct us how to vote on the matter, pursuant to the requirements of Rule 18f-2 under the Investment Company Act.

Modification

We reserve the right to any or all of the following: (a) combine a Sub-account with other Sub-accounts; (b) combine Separate Account E or a portion thereof with other "unitized" separate accounts; (c) terminate offering certain Guarantee Periods for new or renewing Fixed Allocations; (d) combine Separate Account D with other "non-unitized" separate accounts; (e) deregister Separate Account E under the Investment Company Act; (f) operate Separate Account E as a management investment company under the Investment Company Act or in any other form permitted by law; (g) make changes required by any change in the Securities Act of 1933, the Exchange Act of 1934 or the Investment Company Act; (h) make changes that are necessary to maintain the tax status of your Annuity under the Code; (i) make changes required by any change in other Federal or state laws relating to retirement annuities or annuity contracts; and (j) discontinue offering any variable investment option at any time.

Also, from time to time, we may make additional Sub-accounts available to you. These Sub-accounts will invest in underlying mutual funds or portfolios of underlying mutual funds we believe to be suitable for the Annuity. We may or may not make a new Sub-account available to invest in any new portfolio of one of the current underlying mutual funds should such a portfolio be made available to Separate Account E.

We may eliminate Sub-accounts, combine two or more Sub-accounts or substitute one or more new underlying mutual funds or portfolios for the one in which a Sub-account is invested. Substitutions may be necessary if we believe an underlying mutual fund or portfolio no longer suits the purpose of the Annuity. This may happen due to a change in laws or regulations, or a change in the investment objectives or restrictions of an underlying mutual fund or portfolio, or because the underlying mutual fund or portfolio is no longer available for investment, or for some other reason. We would obtain prior approval from the insurance department of our state of domicile, if so required by law, before making such a substitution, deletion or addition. We also would obtain prior approval from the SEC so long as required by law, and any other required approvals before making such a substitution, deletion or addition.

We reserve the right to transfer assets of Separate Account E, which we determine to be associated with the class of contracts to which your Annuity belongs, to another "unitized" separate account. We also reserve the right to transfer assets of Separate Account D which we determine to be associated with the class of contracts to which your annuity belongs, to another "non-unitized" separate account. We notify you (and/or any payee during the payout phase) of any modification to your Annuity. We may endorse your Annuity to reflect the change.

Deferral of Transactions

We may defer any distribution or transfer from a Fixed Allocation or an annuity payout for a period not to exceed the lesser of 6 months or the period permitted by law. If we defer a distribution or transfer from any Fixed Allocation or any annuity payout for more than thirty days, or less where required by law, we pay interest at the minimum rate required by law but not less than 3% or at least 4% if required by your contract, per year on the amount deferred. We may defer payment of proceeds of any distribution from any Sub-account or any transfer from a Sub-account for a period not to exceed 7 calendar days from the date the transaction is effected. Any deferral period begins on the date such distribution or transfer would otherwise have been transacted (see "Pricing of Transfers and Distributions").

All procedures, including payment, based on the valuation of the Sub-accounts may be postponed during the period: (1) the New York Stock Exchange is closed (other than customary holidays or weekends) or trading on the New York Stock Exchange is restricted as determined by the SEC; (2) the SEC permits postponement and so orders; or (3) the SEC determines that an emergency exists making valuation or disposal of securities not reasonably practical.

Misstatement of Age or Sex

If there has been a misstatement of the age and/or sex of any person upon whose life annuity payments or the minimum death benefit are based, we make adjustments to conform to the facts. As to annuity payments: (a) any underpayments by us will be remedied on the next payment following correction; and (b) any overpayments by us will be charged against future amounts payable by us under your Annuity.

Ending the Offer

We may limit or discontinue offering Annuities. Existing Annuities will not be affected by any such action.

INDEPENDENT AUDITORS


The consolidated financial statements of American Skandia Life Assurance Corporation at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, and the financial statements of American Skandia Life Assurance Corporation Variable Account E at December 31, 1999 and 1998 and for the years then ended, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.


LEGAL EXPERTS


The General Counsel of ASLAC has passed on the legal matters with respect to Federal laws and regulations applicable to the issue and sale of the Annuities and with respect to Connecticut law.

FINANCIAL STATEMENTS

American Skandia Life Assurance Corportation Variable Account E


The statements which follow in Appendix A are those of American Skandia Life Assurance Corporation Variable Account E as of December 31, 1999 and for the periods ended December 31, 1999 and 1998. There are other Sub-accounts included in Variable Account E that are not available in the product described in the applicable prospectus.


To the extent and only to the extent that any statement in a document incorporated by reference into this Statement of Additional Information is modified or superseded by a statement in this Statement of Additional Information or in a later-filed document, such statement is hereby deemed so modified or superseded and not part of this Statement of Additional Information.


We furnish you without charge a copy of any or all the documents incorporated by reference in this Statement of Additional Information, including any exhibits to such documents which have been specifically incorporated by reference. We do so upon receipt of your written or oral request. Please address your request to American Skandia Life Assurance Corporation, Attention: Galaxy Annuity Customer Service, P.O. Box 7038, Bridgeport, Connecticut, 06601-7038. Our phone number is 1-800-444-3970. You may also forward such a request electronically to our Customer Service Department at customerservice@americanskandia.com.

                                   APPENDIX A

      Financial Statements for American Skandia Life Assurance Corporation
                               Variable Account E

                                                           American Skandia Life
                                                           Assurance Corporation

                                                              Variable Account E

                                          Years ended December 31, 1999 and 1998

                          Independent Auditor's Report

To the Contractowners of

    American Skandia Life Assurance Corporation
    Variable Account E and the
    Board of Directors and Shareholder of
    American Skandia Life Assurance Corporation

Shelton, Connecticut

We have audited the accompanying statement of assets, liabilities and contractowners' equity of the four sub-accounts of American Skandia Life Assurance Corporation Variable Account E, referred to in Note 1, as of December 31, 1999, the related statement of operations for the year then ended, and the statements of changes in net assets for the years ended December 31, 1999 and 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the four sub-accounts of American Skandia Life Assurance Corporation Variable Account E, referred to in
Note 1, at December 31, 1999, the results of its operations for the year then ended, and its changes in net assets for the years ended December 31, 1999 and 1998 in conformity with accounting principles generally accepted in the United States.

                                                            /s/Ernst & Young LLP

Hartford, Connecticut
February 11, 2000

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARAIBLE ACCOUNT E
STATEMENT OF ASSETS, LIABILITIES, AND CONTRACTOWNERS' EQUITY
AS OF DEC. 31, 1999



----------------------------------------------------------------------------------------------------

                                     ASSETS

Investment in mutual funds at market value ( Note 2 ):
      Galaxy VIP Funds (GAL):
            Money Market Fund - 6,482,876 shares ( cost $6,482,876)                     $ 6,482,876
            Equity Fund - 2,275,539 shares ( cost $32,628,543)                           50,539,728
            High Quality Bond Fund - 1,005,722 shares ( cost $10,057,614)                 9,765,562
            Asset Allocation Fund - 1,232,628 shares ( cost $15,998,771)                 20,905,372
                                                                                 -------------------
                          Total Invested Assets                                        $ 87,693,538


Receivable from The Galaxy VIP Funds                                                         29,528
                                                                                 -------------------
                          Total Receivables                                                $ 29,528


                                                                                 -------------------
                          Total Assets                                                 $ 87,723,066
                                                                                 ===================

----------------------------------------------------------------------------------------------------
See Notes to Financial Statements.



--------------------------------------------------------------------------------

                                  LIABILITIES

Payable to American Skandia Life Assurance Corporation                                                                 $ 29,634
                                                                                                              ------------------
                          Total Liabilities                                                                            $ 29,634



                                   NET ASSETS
                                                                                                        Unit
Contractowners' Equity                                                                    Units         Value
       GAL - Money Market Fund                                                              493,675     13.13         6,482,778
       GAL - Equity Fund                                                                  1,577,146     32.05        50,539,721
       GAL - High Quality Bond Fund                                                         704,105     13.87         9,765,561
       GAL - Asset Allocation Fund                                                          946,287     22.09        20,905,372
                                                                                                              ------------------
                          Total Contractowner's Equity                                                             $ 87,693,432

                                                                                                              ------------------
                          Total Liabilities and Contractowner's Equity                                             $ 87,723,066
                                                                                                              ==================

--------------------------------------------------------------------------------------------------------------------------------

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT E
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DEC. 31, 1999



------------------------------------------------------------------------------------------------------------------------------------


                                                                     --------------------------------------------------------------

                                                                                          GAL           GAL             GAL
                                                                                          Money         Equity          High Quality
                                                                           Total          Market        Fund            Bond
                                                                     --------------------------------------------------------------

INVESTMENT INCOME:
   Income
      Dividends                                                           $ 1,428,735    $ 344,684        $ 5,338      $ 581,636
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)    (493,756)     (43,618)      (270,465)       (57,521)
                                                                         --------------------------------------------------------
NET INVESTMENT INCOME                                                         934,979      301,066       (265,127)       524,115
                                                                         --------------------------------------------------------

REALIZED GAIN ON INVESTMENTS:
   Proceeds from Sales                                                     16,613,725    3,142,950      8,414,153      2,168,908
   Cost of Securities Sold                                                 11,251,354    3,142,950      4,134,848      2,153,274

                                                                         --------------------------------------------------------
       Net Gain                                                             5,362,371            -      4,279,305         15,634
   Capital Gain Distributions Received                                      4,521,058            -      4,323,726         15,103
                                                                         --------------------------------------------------------

NET REALIZED GAIN                                                           9,883,429            -      8,603,031         30,737
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                     20,903,443            -     15,018,674        734,806
   End of Period                                                           22,525,732            -     17,911,185       (292,053)
                                                                         --------------------------------------------------------

NET UNREALIZED GAIN (LOSS)                                                  1,622,289            -      2,892,511     (1,026,859)
                                                                         --------------------------------------------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $ 12,440,697    $ 301,066   $ 11,230,415     $ (472,007)
                                                                         ========================================================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

                                                                                                             GAL
                                                                                                            Asset
                                                                                                         Allocation
                                                                                                    ----------------------

INVESTMENT INCOME:
   Income
      Dividends                                                                                                 $ 497,077
   Expenses
      Mortality and Expense Risk Charges and Administrative Fees (Note 6)                                        (122,152)
                                                                                                    ----------------------
NET INVESTMENT INCOME                                                                                             374,925
                                                                                                    ----------------------

REALIZED GAIN ON INVESTMENTS:
   Proceeds from Sales                                                                                          2,887,714
   Cost of Securities Sold                                                                                      1,820,282

                                                                                                    ----------------------
       Net Gain                                                                                                 1,067,432
   Capital Gain Distributions Received                                                                            182,229
                                                                                                    ----------------------

NET REALIZED GAIN                                                                                               1,249,661
UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Beginning of Period                                                                                          5,149,963
   End of Period                                                                                                4,906,600
                                                                                                    ----------------------

NET UNREALIZED GAIN (LOSS)                                                                                       (243,363)
                                                                                                    ----------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                          $ 1,381,223
                                                                                                    ======================


------------------------------------------------------------------------------------------------------------------------------------
See Notes to Financial Statements.

AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
VARIABLE ACCOUNT E
STATEMENTS OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------------------------


                                                                                                                  GAL
                                                                               Total                                    Money Market
                                                      ------------------------------------------------------------------------------
                                                        Year Ended          Year Ended           Year Ended            Year Ended
                                                        Dec. 31, 1999       Dec. 31, 1998        Dec. 31, 1999         Dec. 31, 1998
                                                      ------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income                                $ 934,979         $ 1,309,460             $ 301,066             $ 392,192
     Net Realized Gain (Loss)                             9,883,429          13,305,746                     -                     -
     Net Unrealized Gain (Loss) On Investments            1,622,289          (1,245,169)                    -                     -
                                                      ------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                  12,440,697          13,370,037               301,066               392,192
                                                      ------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                   2,583,030           4,162,192             1,175,074             1,648,893
     Net Transfers Between Sub-accounts                           -                   -              (100,237)              325,376
     Surrenders                                         (14,414,803)        (10,119,757)           (2,545,097)           (4,693,314)
                                                      ------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                 (11,831,773)         (5,957,565)           (1,470,260)           (2,719,045)
                                                      ------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                     608,924           7,412,472            (1,169,194)           (2,326,853)
                                                      ------------------------------------------------------------------------------

NET ASSETS:
     Beginning of Period                                 87,084,508          79,672,036             7,651,972             9,978,825
                                                      ------------------------------------------------------------------------------
     End of Period                                     $ 87,693,432        $ 87,084,508           $ 6,482,778           $ 7,651,972
                                                      ==============================================================================





------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                                       GAL                                          GAL
                                                                     Equity                                 High Quality Bond
                                                    --------------------------------------------------------------------------------
                                                      Year Ended           Year Ended            Year Ended            Year Ended
                                                      Dec. 31, 1999       Dec. 31, 1998          Dec. 31, 1999         Dec. 31, 1998
                                                    --------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income                              $ (265,127)            $ 50,378             $ 524,115             $ 456,068
     Net Realized Gain (Loss)                            8,603,031           12,129,377                30,737                24,085
     Net Unrealized Gain (Loss) On Investments           2,892,511           (3,036,281)           (1,026,859)              317,406
                                                      ------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                 11,230,415            9,143,474              (472,007)              797,559
                                                      ------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                    441,476              740,077               173,711               214,982
     Net Transfers Between Sub-accounts                   (830,009)          (1,589,271)              479,337             1,868,989
     Surrenders                                         (7,274,346)          (3,257,916)           (1,689,259)             (495,086)
                                                      ------------------------------------------------------------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                 (7,662,879)          (4,107,110)           (1,036,211)            1,588,885
                                                      ------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  3,567,536            5,036,364            (1,508,218)            2,386,444
                                                      ------------------------------------------------------------------------------

NET ASSETS:
     Beginning of Period                                46,972,185           41,935,821            11,273,779             8,887,335
                                                      ------------------------------------------------------------------------------
     End of Period                                    $ 50,539,721         $ 46,972,185           $ 9,765,561          $ 11,273,779
                                                      ==============================================================================


------------------------------------------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

                                                              GAL
                                                          Asset Allocation
                                            ------------------------------------
                                                 Year Ended        Year Ended
                                                 Dec. 31, 1999     Dec. 31, 1998
                                            ------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
     Net Investment Income                              $ 374,925     $ 410,822
     Net Realized Gain (Loss)                           1,249,661     1,152,284
     Net Unrealized Gain (Loss) On Investments           (243,363)    1,473,706
                                                     ---------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Operations                                 1,381,223     3,036,812
                                                     ---------------------------

CAPITAL SHARE TRANSACTIONS:
     Transfers of Annuity Fund Deposits                   792,769     1,558,240
     Net Transfers Between Sub-accounts                   450,909      (605,094)
     Surrenders                                        (2,906,101)   (1,673,441)
                                                     ---------------------------

     Net Increase (Decrease) In Net Assets Resulting
        From Capital Share Transactions                (1,662,423)     (720,295)
                                                     ---------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                  (281,200)    2,316,517
                                                     ---------------------------

NET ASSETS:
     Beginning of Period                               21,186,572    18,870,055
                                                     ---------------------------
     End of Period                                   $ 20,905,372  $ 21,186,572
                                                     ===========================





--------------------------------------------------------------------------------

See Notes to Financial Statements.

American Skandia Life Assurance Corporation
Variable Account E

Notes to Financial Statements
December 31, 1999

--------------------------------------------------------------------------------


1.   ORGANIZATION

     American Skandia Life Assurance Corporation Variable Account E (the "Account") is a separate investment account of American Skandia Life Assurance Corporation ("American Skandia" or "Company"). The Account is registered with the SEC under the Investment Company Act of 1940 as a unit investment trust. The Account commenced operations January 8, 1993.

     As of December 31, 1999, the Account consisted of four sub-accounts, each of which invests only in a single corresponding portfolio of the Galaxy VIP Fund (the "Trust"). Fleet Investment Advisors Inc. is the advisor for the Galaxy VIP Fund. The investment advisor is paid a fee by the above mentioned Trust.

2.   VALUATION OF INVESTMENTS

     The market value of the investments in the sub-accounts is based on the net asset values of the Trust shares held at the end of the current period. Transactions are accounted for on the trade date and dividend income is recognized on an accrual basis. Realized gains and losses on sales of investments are determined on a first-in first-out basis.

3.   ESTIMATES

     The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

4.   INCOME TAXES

     American Skandia does not expect to incur any federal income tax liability on earnings, or realized capital gains attributable to the Account; therefore, no charges for federal income taxes are currently deducted from the Account. If American Skandia incurs income taxes attributable to the Account, or determines that such taxes will be incurred, it may make a charge for such taxes against the Account.

     Under current laws, American Skandia may incur state and local income taxes (in addition to premium tax) in several states. The Company does not anticipate that these will be significant. However, American Skandia may make charges to the Account in the event that the amount of these taxes changes.

5.   DIVERSIFICATION REQUIREMENTS

      Section  817(h) of the  Internal  Revenue  Code  provides  that a variable annuity contract, in order to qualify as an annuity, must have an "adequately diversified" segregated asset account (including investments in a mutual fund by the segregated asset account of the insurance companies). If the diversification requirements under the Internal Revenue Code are not met and the annuity is not treated as an annuity, the taxpayer will be subject to income tax on the annual gain in the contract. The Treasury Department's regulations prescribe the diversification requirements for variable annuity contracts. The Company believes the underlying mutual fund portfolios complied with the terms of these regulations.

6.   CONTRACT CHARGES

     The following contract charges are paid to American Skandia which provides administrative services to the Account:

     Mortality and Expense Risk Charges - Charged daily against the Account at an annual rate of 0.40% of the net assets.

     Administrative Fees - Charged daily against the Account at an annual rate of 0.15% of the net assets.

     A Maintenance fee equaling the smaller of $30 or 2% of contract value is deducted from each contractowner account at the end of each contract year and upon surrender if contract value at the valuation period such fee is payable is less than $50,000.

7.   YEAR 2000 COMPLIANCE (UNAUDITED)

     The Company's computer support is provided by its affiliate American Skandia Information Services and Technology Corporation.

     The Company has experienced no significant errors or disruptions in computer service, interfaces with computer systems of investment manager, sub-advisors, third party administrators, vendors and other business partners on or after January 1, 2000.

     American Skandia engaged external information technology specialists to review the operating systems and internally developed software. The costs associated with these assessments and Year 2000 related remediation were allocated across the American Skandia Group. No cost were allocated to the Separate Accounts.

     American Skandia continues to review new and existing systems and has contingency plans in place as part of its Business Continuity Plan. The plan involves virtually all aspects of the business and will continue to be a focus of management beyond the Year 2000 event.







                                     PART C

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits:

(a)      All  financial  statements  are included in Part B of the  Registration
         Statement.

(b)      Exhibits are attached as indicated.

(1) Copy of the resolution of the board of directors of Depositor authorizing the establishment of the Registrant for Separate Account E (previously filed in Pre-Effective Amendment No. 1 to this Registration Statement, filed August 19, 1992). FILED VIA EDGAR with Post-Effective Amendment No. 12 to Registration Statement No. 33-47976, filed April 27, 1998.

(2) Not applicable. American Skandia Life Assurance Corporation maintains custody of all assets.

(3) (a) Form of Revised Principal Underwriting Agreement between American Skandia Life Assurance Corporation and American Skandia Marketing, Incorporated, formerly Skandia Life Equity Sales Corporation (previously filed in Pre-Effective Amendment No. 1 to this Registration Statement, filed August 19, 1992). FILED VIA EDGAR with Post-Effective Amendment No. 12 to Registration Statement No. 33-47976, filed April 27, 1998.

         (b)  Form  of   Revised   Dealer   Agreement   filed  via  EDGAR   with
         Post-Effective Amendment No. 7 to Registration Statement No. 33-87010, filed April 24, 1998.

(4) Copy of the form of the Annuity (previously filed in Post-Effective Amendment No. 7 to this Registration Statement, filed March 10, 1994). FILED VIA EDGAR with Post-Effective Amendment No. 12 to Registration Statement No. 33-47976, filed April 27, 1998.

(5) A copy of the application form used with the annuity (previously filed in Post-Effective No. 8 to this Registration Statement, filed February 22, 1995). FILED VIA EDGAR with Post-Effective Amendment No. 12 to Registration Statement No. 33-47976, filed April 27, 1998.

(6) (a) Copy of the certificate of incorporation of American Skandia Life Assurance Corporation filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

         (b) Copy of the By-Laws of American Skandia Life Assurance Corporation filed via EDGAR with Post-Effective Amendment No. 6 to Registration Statement No. 33-87010, filed March 2, 1998.

(7)      Not applicable.

(8) Agreement between Depositor and Galaxy VIP Fund (previously filed in Post-Effective No. 7 to this Registration Statement, filed March 10,
         1994) Filed via EDGAR with Post-Effective Amendment No. 3 to Registration Statement No. 33-88362, filed April 27, 1998.


(9)      Opinion and consent of Counsel.                          FILED HEREWITH


(10)     Consent of Ernst & Young LLP.                            FILED HEREWITH


(11)     Not applicable.

(12)     Not applicable.

(13)     Calculation of Performance Information for Advertisement of Performance
         filed  via  EDGAR  with   Post-Effective   Amendment  No.  11  to  this
         Registration Statement 33-47976, filed April 29, 1997.

(14)Financial Data Schedule                                       FILED HEREWITH

--------------------------------------------------------------------------------
Item 25. Directors and Officers of the Depositor: The Directors and Officers of the Depositor are shown in Part A.


Item 26.  Persons  Controlled  by or Under Common  Control with the Depositor or
Registrant: The Depositor does not directly or indirectly control any person. The following persons are under common control with the Depositor by American Skandia Inc.:

     (1) American Skandia Information Services and Technology Corporation ("ASIST"): The organization is a general business corporation organized in the State of Delaware. Its primary purpose is to provide various types of business services to American Skandia Inc. and all of its subsidiaries including computer systems acquisition, development and maintenance, human resources acquisition, development and management, accounting and financial reporting services and general office services.

     (2) American Skandia Marketing, Incorporated ("ASM, Inc."): The organization is a general business corporation organized in the State of Delaware. It was formed primarily for the purpose of acting as a broker-dealer in securities. It acts as the principal "underwriter" of annuity contracts deemed to be securities, as required by the Securities and Exchange Commission, which insurance policies are to be issued by American Skandia Life Assurance Corporation. It provides securities law supervisory services in relation to the marketing of those products of American Skandia Life Assurance Corporation registered as securities. It also may provide such services in relation to marketing of certain public mutual funds. It also has the power to carry on a general financial, securities, distribution, advisory, or investment advisory business; to act as a general agent or broker for insurance companies and to render advisory, managerial, research and consulting services for maintaining and improving managerial efficiency and operation.

     (3) American Skandia Investment Services, Incorporated ("ASISI"): The organization is a general business corporation organized in the state of Connecticut. The organization is authorized to provide investment service and investment management advice in connection with the purchasing, selling, holding or exchanging of securities or other assets to insurance companies, insurance-related companies, mutual funds or business trusts. It's primary role is expected to be as investment manager for certain mutual funds to be made available primarily through the variable insurance products of American Skandia Life Assurance Corporation.

     (4) Skandia Vida: This subsidiary American Skandia Life Assurance Corporation was organized in March, 1995, and began operations in July, 1995. It offers investment oriented life insurance products designed for long-term savings through independent banks and brokers.


Item 27. Number of Contract Owners: As of December 31, 1999, there were 1,228 owners of Annuities.


Item 28. Indemnification: Under Section 33-320a of the Connecticut General Statutes, the Depositor must indemnify a director or officer against judgments, fines, penalties, amounts paid in settlement and reasonable expenses including attorneys' fees, for actions brought or threatened to be brought against him in his capacity as a director or officer when certain disinterested parties determine that he acted in good faith and in a manner he reasonably believed to be in the best interests of the Depositor. In any criminal action or proceeding, it also must be determined that the director or officer had no reason to believe his conduct was unlawful. The director or officer must also be indemnified when he is successful on the merits in the defense of a proceeding or in circumstances where a court determines that he is fairly and reasonably entitled to be indemnified, and the court approves the amount. In shareholder derivative suits, the director or officer must be finally adjudged not to have breached this duty to the Depositor or a court must determine that he is fairly and reasonably entitled to be indemnified and must approve the amount. In a claim based upon the director's or officer's purchase or sale of the Registrant's securities, the director or officer may obtain indemnification only if a court determines that, in view of all the circumstances, he is fairly and reasonably entitled to be indemnified and then for such amount as the court shall determine. The By-Laws of American Skandia Life Assurance Corporation ("ASLAC") also provide directors and officers with rights of indemnification, consistent with Connecticut Law.

The foregoing statements are subject to the provisions of Section 33-320a.


Directors and officers of ASLAC and ASM, Inc. can also be indemnified pursuant to indemnity agreements between each director and officer and American Skandia Inc., a corporation organized under the laws of the State of Delaware. The provisions of the indemnity agreement are governed by Section 45 of the General Corporation Law of the State of Delaware.


The directors and officers of ASLAC and ASM, Inc. are covered under a directors and officers liability insurance policy issued by an unaffiliated insurance company to Skandia Insurance Company Ltd., their ultimate parent. Such policy will reimburse ASLAC or ASM, Inc., as applicable, for any payments that it shall make to directors and officers pursuant to law and, subject to certain exclusions contained in the policy, will pay any other costs, charges and expenses, settlements and judgments arising from any proceeding involving any director or officer of ASLAC or ASM, Inc., as applicable, in his or her past or present capacity as such.

Registrant hereby undertakes as follows: Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, unless in the opinion of Registrant's counsel the matter has been settled by controlling precedent, Registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.  Principal Underwriters:

(a) At present, ASM, Inc. acts as principal underwriter only for annuities to be issued by ASLAC.

(b)  Directors and officers of ASM, Inc.

Name and Principal Business Address                                               Position and Offices with Underwriter
-----------------------------------                                               -------------------------------------

Patricia J. Abram                                                                 Senior Vice President and National
American Skandia Life Assurance Corporation                                       Sales Manager, Variable Life
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kimberly Anderson                                                                 Vice President, National Sales
American Skandia Life Assurance Corporation                                       Manager/Qualified Plans
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Gordon C. Boronow                                                                 Deputy Chief Executive Officer
American Skandia Life Assurance Corporation                                       and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Robert Brinkman                                                                   Senior Vice President,
American Skandia Life Assurance Corporation                                       National Sales Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Jan R. Carendi                                                                    Chairman of the Board
American Skandia Life Assurance Corporation                                       of Directors and
One Corporate Drive, P.O. Box 883                                                 Chief Executive Officer
Shelton, Connecticut  06484-0883

Y.K. Chan                                                                         Senior Vice President and
American Skandia Life Assurance Corporation                                       Chief Information Officer
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kathleen A. Chapman                                                               Assistant Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Lucinda C. Ciccarello                                                             Vice President, Mutual Funds
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Wade A. Dokken                                                                    President and Deputy Chief
American Skandia Life Assurance Corporation                                       Executive Officer and
One Corporate Drive, P.O. Box 883                                                 Director
Shelton, Connecticut  06484-0883

Ian Kennedy                                                                       Senior Vice President,
American Skandia Life Assurance Corporation                                       Customer Service
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

T. Richard Kennedy                                                                General Counsel
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

N. David Kuperstock                                                               Vice President, Product Development
American Skandia Life Assurance Corporation                                       and Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Thomas M. Mazzaferro                                                              Executive Vice President,
American Skandia Life Assurance Corporation                                       Chief Financial Officer
One Corporate Drive, P.O. Box 883                                                 and Director
Shelton, Connecticut  06484-0883

Eileen S. McCann                                                                  Vice President,
American Skandia Life Assurance Corporation                                       Key Accounts Marketing
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

David R. Monroe                                                                   Senior Vice President,
American Skandia Life Assurance Corporation                                       Treasurer and
One Corporate Drive, P.O. Box 883                                                 Corporate Controller
Shelton, Connecticut  06484-0883

Michael A. Murray                                                                 Vice President,
American Skandia Life Assurance Corporation                                       National Sales Manager/
One Corporate Drive, P.O. Box 883                                                 American Skandia Advisor Funds
Shelton, Connecticut  06484-0883

Brian O'Connor                                                                    Vice President, National Sales
American Skandia Life Assurance Corporation                                       Manager, Internal Wholesaling
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

M. Priscilla Pannell                                                              Corporate Secretary
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Kathleen A. Pritchard                                                             Vice President,
American Skandia Life Assurance Corporation                                       National Key Accounts/
One Corporate Drive, P.O. Box 883                                                 Financial Institutions
Shelton, Connecticut  06484-0883

Hayward L. Sawyer                                                                 Executive Vice President,
American Skandia Life Assurance Corporation                                       National Sales Manager
One Corporate Drive, P.O. Box 883                                                 and Director
Shelton, Connecticut  06484-0883

Anders O. Soderstrom                                                              Executive Vice President
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Leslie S. Sutherland                                                              Vice President,
American Skandia Life Assurance Corporation                                       National Key Accounts Manager
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Amanda C. Sutyak                                                                  Vice President
American Skandia Life Assurance Corporation
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Christian A. Thwaites                                                             Senior Vice President,
American Skandia Life Assurance Corporation                                       National Marketing Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Mary Toumpas                                                                      Vice President and
American Skandia Life Assurance Corporation                                       Compliance Director
One Corporate Drive, P.O. Box 883
Shelton, Connecticut  06484-0883

Bayard F. Tracy                                                                   Senior Vice President,
American Skandia Life Assurance Corporation                                       National Sales Manager and
One Corporate Drive, P.O. Box 883                                                 Director
Shelton, Connecticut  06484-0883

Deborah G. Ullman                                                                 Senior Vice President and
American Skandia Life Assurance Corporation                                       Chief Operating Officer,
One Corporate Drive, P.O. Box 883                                                 Finance and Business Operations
Shelton, Connecticut  06484-0883                                                  and Director


Item 30. Location of Accounts and Records: Accounts and records are maintained by ASLAC at its principal office in Shelton, Connecticut.

Item 31.  Management Services:  None

Item 32.  Undertakings:

(a) Registrant hereby undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old so long as payments under the annuity contracts may be accepted and allocated to the Sub-accounts of Separate Account E.

(b) Registrant hereby undertakes to include either (1) as part of any enrollment form or application to purchase a contract offered by the prospectus, a space that an applicant or enrollee can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) Registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) American Skandia Life Assurance Corporation ("Depositor") hereby represents that the aggregate fees and charges under the annuity contracts are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Depositor.



                                    EXHIBITS

         As noted in Item 24 (b), various exhibits are incorporated by reference or are not applicable. The exhibits included are as follows:

         No. 9    Opinion and consent of Counsel

         No. 10   Consent of Ernst & Young LLP.

         No. 14   Financial Data Schedule







                                   SIGNATURES

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of the Registration Statement and has duly caused this Registration Statement to be signed on its behalf, in the Town of Shelton and State of Connecticut, on this the 26th day of April, 2000.

         AMERICAN SKANDIA LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT E

                 By: American Skandia Life Assurance Corporation

By:/s/ Kathleen A. Chapman                        Attest:/s/ Scott K. Richardson
Kathleen A. Chapman, Assistant Corporate Secretary           Scott K. Richardson

                   AMERICAN SKANDIA LIFE ASSURANCE CORPORATION
                                    Depositor

By:/s/ Kathleen A. Chapman                       Attest:/s/  Scott K. Richardson
Kathleen A. Chapman, Assistant Corporate Secretary           Scott K. Richardson


As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

           Signature                            Title                                       Date
                                              (Principal Executive Officer)

           Jan R. Carendi*                  Chief Executive Officer,                 April 26, 2000
           Jan R. Carendi                   Chairman of the Board and Director

                                              (Principal Financial Officer)


       /s/ Thomas M. Mazzaferro                Executive Vice President and          April 26, 2000
             Thomas M. Mazzaferro              Chief Financial Officer

                                             (Principal Accounting Officer)

       /s/ David R. Monroe                  Senior Vice President, Treasurer         April 26, 2000
            David R. Monroe                 and Corporate Controller

                                                         (Board of Directors)


          Jan. R. Carendi*                  Gordon C. Boronow*                         Malcolm M. Campbell*
          ----------------                  ------------------                         --------------------
           Jan. R. Carendi                   Gordon C. Boronow                          Malcolm M. Campbell

         Henrik Danckwardt*                  Amanda C. Sutyak*                            Wade A. Dokken*
         ------------------                  -----------------                            ---------------
          Henrik Danckwardt                  Amanda C. Sutyak                             Wade A. Dokken

       Thomas M. Mazzaferro*                Gunnar Moberg*                            Bayard F. Tracy*
       ---------------------                --------------                            ----------------
        Thomas M. Mazzaferro                   Gunnar Moberg                              Bayard F. Tracy

       Anders Soderstrom*                   C. Ake Svensson*                          Lincoln R. Collins*
       ------------------                   ----------------                          -------------------
        Anders Soderstrom                     C. Ake Svensson                           Lincoln R. Collins

       T. Richard Kennedy**                 Brett M. Winson**
       --------------------                 -----------------
        T. Richard Kennedy                    Brett M. Winson


                         */**By: /s/Kathleen A. Chapman
                           ---------------------------
                               Kathleen A. Chapman

*Pursuant to Powers of Attorney  filed with Initial Registration Statement No. 333-25733
**Pursuant to Power of Attorney filed with Post-Effective Amendment No. 4 to Registration Statement No. 333-25733